Registration Nos: 33-45117
                                                                        811-6529

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [ X ]

           Pre-Effective Amendment No.                                  [   ]
           Post-Effective Amendment No.  24                             [ X ]
                                        ----

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [ X ]

           Amendment No.  26                                            [ X ]
                         ----


                             LIBERTY FUNDS TRUST VI
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
                    (Address of Principal Executive Offices)

                                  617-426-3750
              (Registrant's Telephone Number, including Area Code)

Name and Address of Agent for Service:        Copy to:
--------------------------------------        --------

William J. Ballou, Esq.                       John M. Loder, Esq.
Colonial Management Associates, Inc.          Ropes & Gray
One Financial Center                          One International Place
Boston, MA  02111                             Boston, MA  02110-2624

It is proposed that this filing will become effective (check appropriate box):

[     ]         Immediately upon filing pursuant to paragraph (b).

[ X ]           On November 1, 2001 pursuant to paragraph (b).

[     ]         60 days after filing pursuant to paragraph (a)(1).

[     ]         on [date] pursuant to paragraph (a)(1) of Rule 485.

[     ]         75 days after filing pursuant to paragraph (a)(2).

[     ]         on [date] pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

/  X  /         this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                          Liberty Growth & Income Fund
                          Liberty Small-Cap Value Fund
                       Liberty Newport Asia Pacific Fund

     Supplement to Prospectus and Statement of Additional Information dated
                                November 1, 2001

On June 4, 2001, Liberty Financial Companies, Inc. (Liberty Financial), an intermediate parent of the above referenced Fund's investment advisor (Liberty Financial Affiliate), announced that Fleet National Bank agreed to acquire Liberty Financial's asset management business, including each of the Liberty Financial Affiliates. Fleet National Bank is an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. The closing of the proposed transaction is expected to take place during the second half of 2001 and is subject to a number of conditions, including approval by the shareholders of Liberty Financial. In addition, under the rules for mutual funds, the proposed transaction may result in a change of control of the Liberty Financial Affiliate and, therefore, an assignment of its investment advisory and sub-advisory contract with the Fund. The assignment of this contract generally requires shareholder approval under the Investment Company Act of 1940. Consequently, the Liberty Financial Affiliates obtained approval of new contracts from the Trust's Board of Trustees and from shareholders of the Fund. The new contract is identical to the current contract in all respects except for its effective and termination dates and certain other minor provisions. The new contract has no effect on the contractual advisory fee rates payable by the Fund.

                                                                November 1, 2001



LIBERTY GROWTH & INCOME FUND PROSPECTUS, NOVEMBER 1, 2001
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CLASS A, B AND C SHARES

Advised by Colonial Management Associates, Inc.



Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


TABLE OF CONTENTS

THE FUND
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Investment Goal ........................................................
Principal Investment Strategies ........................................
Principal Investment Risks .............................................
Performance History ....................................................
Your Expenses ..........................................................


YOUR ACCOUNT
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How to Buy Shares ......................................................
Sales Charges ..........................................................
How to Exchange Shares .................................................
How to Sell Shares .....................................................
Fund Policy on Trading of Fund Shares ..................................
Distribution and Service Fees ..........................................
Other Information About Your Account ...................................


MANAGING THE FUND
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Investment Advisor .....................................................
Portfolio Managers .....................................................


FINANCIAL HIGHLIGHTS
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APPENDIX A
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Not FDIC   May Lose Value
          ------------------
Insured    No Bank Guarantee
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THE FUND
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UNDERSTANDING VALUE INVESTING

In managing the Fund, the advisor uses a value investing strategy that focuses on buying stocks cheaply when they are under-valued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. The advisor's strategy uses quantitative analysis supported by fundamental business and financial analyses.


INVESTMENT GOAL
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The Fund seeks long-term growth and income.


PRINCIPAL INVESTMENT STRATEGIES
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Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of U.S. companies with equity market capitalizations at the time of purchase in excess of $3 billion. Up to 35% of the Fund's total assets may be invested in common stocks of U.S. companies with equity market capitalizations at the time of purchase between $1 billion and $3 billion. Also, up to 10% of the Fund's total assets may be invested in a combination of (i) convertible bonds, (ii) corporate bonds that are rated investment grade and
(iii) U.S. Government securities. When purchasing securities for the Fund, the advisor generally chooses securities of companies it believes are undervalued.



The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examine both a fund's investment methodology and the size of the companies in which the fund invests. The advisor generally manages the Fund in accordance with the Morningstar guidelines for a "Large Value" fund. See Appendix A for a description of the Morningstar categories.



At times, the Fund's investment advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.


In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

Defining Capitalization. A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large-cap); middle capitalization (mid-cap); or small capitalization (small-cap). In defining a company's market capitalization, we use capitalization-based categories that are based in part on those of Standard & Poor's Index Services. All market capitalizations are taken at the time of purchase.

                                                                               2

Large Capitalization. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is represented in the Standard & Poor's 500 Index is considered a large-cap stock.

Middle Capitalization. Mid-cap stocks are stocks with market capitalizations between $1 billion and the capitalization of the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($9.9 billion as of December 31,
2000). In addition, any stock that is represented in the S&P MidCap Index is considered a mid-cap stock.


Small Capitalization. Small-cap stocks are stocks with market capitalizations equal to or less than the capitalization of the largest stock in the Standard & Poor's SmallCap 600 Index ($2.6 billion as of December 31, 2000).



As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional tax liability.



PRINCIPAL INVESTMENT RISKS
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The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                               3




UNDERSTANDING PERFORMANCE

CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each complete calendar year since it commenced operations. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.


AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and life of the Fund periods. They include the effects of Fund expenses. The table shows the returns of each share class and includes the effects of sales charges.


The Fund's returns are compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.


PERFORMANCE HISTORY
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The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares excluding sales charges. The performance table following the bar chart shows how the Fund's average annual returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past results are no indication of future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale.



CALENDAR YEAR TOTAL RETURNS (CLASS A)
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[BAR GRAPH]


Year
1991
1992
1993               14.19%
1994               -0.34%
1995               29.49%
1996               19.69%
1997               35.18%
1998               20.05%
1999               11.40%
2000               16.25%



                                                   For period shown in bar chart:

The Fund's year-to-date total return through       Best quarter: 4th quarter 1998, +21.59%

September 30, 2001 was -4.79%.                     Worst quarter: 3rd quarter 1998, -14.04%


                                                                               4



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2000


                               1 YEAR           5 YEARS         LIFE OF THE FUND
Class A (%)                     9.57             18.85                17.11
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Class B (%)                    10.72             19.17                17.02
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Class C (%)                    14.46             19.36              17.03(1)
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S&P 500 Index (%)              -9.10             18.33              17.20(2)
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(1) Class C is a newer class of shares. Its performance information includes returns of the Fund's Class B shares (the oldest existing fund class with a similar expense structure) for periods prior to the inception of the newer class of shares. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class B shares and the newer class of shares. Class A and B shares were initially offered on July 1, 1992 and Class C shares were initially offered on July 1, 1994.

(2) Performance information is from June 30, 1992.

                                                                               5



UNDERSTANDING EXPENSES

SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.


ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees and other administrative costs including pricing and custody services.


EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

-   $10,000 initial investment

-   5% total return for each year

-   Fund operating expenses remain the same

-   Assumes reinvestment of all dividends and distributions

-   Assumes Class B shares convert to Class A shares after eight years


YOUR EXPENSES
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Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


SHAREHOLDER FEES (3) (PAID DIRECTLY FROM YOUR INVESTMENT)
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                                                 CLASS A     CLASS B     CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)            5.75        0.00        0.00
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Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the
lesser of purchase price or redemption price)      1.00(4)     5.00        1.00
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Redemption fee (%) (as a percentage of
amount redeemed, if applicable)                    (5)         (5)         (5)


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
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                                                 CLASS A     CLASS B     CLASS C
Management fee (6) (%)                             0.77        0.77        0.77
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Distribution and service (12b-1) fees (%)          0.25        1.00        1.00
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Other expenses (%)                                 0.33        0.33        0.33
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Total annual fund operating expenses  (%)          1.35        2.10        2.10
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EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
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CLASS                                 1 YEAR     3 YEARS     5 YEARS    10 YEARS
Class A                                $705        $978       $1,272     $2,105
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Class B: did not sell your shares      $213        $658       $1,129     $2,240

         sold all your shares at
         the end of the period         $713        $958       $1,329     $2,240
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Class C: did not sell your shares      $213        $658       $1,129     $2,431

         sold all your shares at
         the end of the period         $313        $658       $1,129     $2,431


(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(4) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(5) There is a $7.50 charge for wiring sale proceeds to your bank.


(6) The Fund's advisor has voluntarily agreed to waive a portion of advisory fees on average net assets in excess of $1 billion As a result, the actual management fee for each share class would be 0.74% and total fund operating expenses for Class A, B and C shares would be 1.32%, 2.07% and 2.07%, respectively. This arrangement may be modified or terminated by the advisor at any time.


                                                                               6

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INVESTMENT MINIMUMS

Initial Investment                                                        $1,000
Subsequent Investments                                                    $   50
Automatic Investment Plan*                                                $   50
Retirement Plans*                                                         $   25

*   The initial investment minimum of $1,000 is waived on these plans.

The Fund reserves the right to change the investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


HOW TO BUY SHARES
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Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.


OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
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METHOD                INSTRUCTIONS
Through your          Your financial advisor can help you establish your account
financial advisor     and buy Fund shares on your behalf.  To receive the
                      current trading day's price, your financial advisor firm
                      must receive your request prior to the close of the New
                      York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                      time. Your financial advisor may charge you fees for
                      executing the purchase for you.
--------------------------------------------------------------------------------
By check              For new accounts, send a completed application and check
(new account)         made payable to the Fund to the transfer agent, Liberty
                      Funds Services, Inc., P.O. Box 1722, Boston, MA
                      02105-1722.
--------------------------------------------------------------------------------
By check              For existing accounts, fill out and return the additional
(existing account)    investment stub included in your quarterly statement, or
                      send a letter of instruction including your Fund name and
                      account number with a check made payable to the Fund to
                      Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA
                      02105-1722.
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By exchange           You or your financial advisor may acquire shares for your
                      account by exchanging shares you own in one fund for
                      shares of the same class of the Fund at no additional
                      cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call
                      1-800-422-3737.
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By wire               You may purchase shares by wiring money from your bank
                      account to your Fund account. To wire funds to your Fund
                      account, call 1-800-422-3737 to obtain a control number
                      and the wiring instructions.
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By electronic funds   You may purchase shares by electronically transferring
transfer              money from your bank account to your Fund account by
                      calling 1-800-422-3737. An electronic funds transfer may
                      take up to two business days to settle and be considered
                      in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate
                      section of the application.
--------------------------------------------------------------------------------
Automatic             You can make monthly or quarterly investments
investment plan       automatically from your bank account to your Fund account.
                      You can select a pre-authorized amount to be sent via
                      electronic funds transfer. Be sure to complete the
                      appropriate section of the application for this feature.
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Automated dollar      You can purchase shares for your account by exchanging
cost averaging        $100 or more each month from another fund for shares of
                      the same class of the Fund at no additional cost. You must have a current balance of at least $5,000 in the fund the
                      money is coming from. The designated amount will be
                      exchanged on the third Tuesday of each month. Exchanges
                      will continue so long as your fund balance is sufficient
                      to complete the transfers. You may terminate your program
                      or change the amount of the exchange (subject to the $100
                      minimum) by calling 1-800-422-3737. Be sure to complete
                      the appropriate section of the account application for
                      this feature.
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By dividend           You may automatically invest dividends distributed by
diversification       another fund into the same class of shares of the Fund at
                      no additional sales charge. To invest your dividends in
                      another fund, call 1-800-345-6611.


                                                                               7



CHOOSING A SHARE CLASS

The Fund offers three classes of shares in this prospectus - CLASS A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor firm does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you.

The Fund also offers additional classes of shares, Class S shares and Class Z shares, exclusively to certain institutional and other investors. Class S shares are available to eligible investors through a separate prospectus. Class Z shares are made available through a separate prospectus provided to eligible institutional and other investors.


SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.

CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. A portion of the sales charge is paid as a commission to your financial advisor firm on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


CLASS A SALES CHARGES

                                                                        % OF
                                                                      OFFERING
                                        AS A % OF                       PRICE
                                       THE PUBLIC       AS A %       RETAINED BY
                                        OFFERING       OF YOUR        FINANCIAL
AMOUNT OF PURCHASE                        PRICE       INVESTMENT    ADVISOR FIRM
Less than $50,000                         5.75           6.10           5.00
--------------------------------------------------------------------------------
$50,000 to less than $100,000             4.50           4.71           3.75
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$100,000 to less than $250,000            3.50           3.63           2.75
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$250,000 to less than $500,000            2.50           2.56           2.00
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$500,000 to less than $1,000,000          2.00           2.04           1.75
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$1,000,000 or more                        0.00           0.00           0.00


Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.


                                                                               8



UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.



For Class A share purchases of $1 million or more, financial advisors receive a commission from the distributor as follows:


PURCHASES OVER $1 MILLION
--------------------------------------------------------------------------------

AMOUNT PURCHASED                                                    COMMISSION %
First $3 million                                                       1.00
--------------------------------------------------------------------------------
$3 million to less than $5 million                                     0.80
--------------------------------------------------------------------------------
$5 million to less than $25 million                                    0.50
--------------------------------------------------------------------------------
$25 million or more                                                    0.25


The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children reaches a sales charge discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.


CLASS B SHARES Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor firm an up-front commission on sales of Class B shares as described in the charts below.


                                                                               9



PURCHASES OF LESS THAN $250,000:


CLASS B SALES CHARGES
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HOLDING PERIOD AFTER PURCHASE                                    % DEDUCTED WHEN
                                                                 SHARES ARE SOLD
Through first year                                                    5.00
--------------------------------------------------------------------------------
Through second year                                                   4.00
--------------------------------------------------------------------------------
Through third year                                                    3.00
--------------------------------------------------------------------------------
Through fourth year                                                   3.00
--------------------------------------------------------------------------------
Through fifth year                                                    2.00
--------------------------------------------------------------------------------
Through sixth year                                                    1.00
--------------------------------------------------------------------------------
Longer than six years                                                 0.00

Commission to financial advisors is 5.00%.

Automatic conversion to Class A shares occurs eight years after purchase.


You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor firm which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisor firms are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating firms, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating firms, Rights of Accumulation apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children is at or above a discount level, your next purchase will be subject to the lower CDSC and the applicable reduced holding period.


PURCHASES OF $250,000 TO LESS THAN $500,000:


CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                                                 % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                    SHARES ARE SOLD
Through first year                                                    3.00
--------------------------------------------------------------------------------
Through second year                                                   2.00
--------------------------------------------------------------------------------
Through third year                                                    1.00
--------------------------------------------------------------------------------
Longer than three years                                               0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares occurs four years after purchase.

                                                                              10




PURCHASES OF $500,000 TO LESS THAN $1 MILLION:


CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                                                 % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                    SHARES ARE SOLD
Through first year                                                    3.00
--------------------------------------------------------------------------------
Through second year                                                   2.00
--------------------------------------------------------------------------------
Through third year                                                    1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares is three years after purchase.


If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor that does not, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.


CLASS C SHARES Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays the financial advisor firm an up-front commission of 1.00% on sales of Class C shares.


CLASS C SALES CHARGES
--------------------------------------------------------------------------------

YEARS AFTER PURCHASE                             % DEDUCTED WHEN SHARES ARE SOLD
Through first year                                             1.00
--------------------------------------------------------------------------------
Longer than one year                                           0.00

                                                                              11



HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information see the paragraph "Non Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

                                                                              12


Outlined below are the various options for selling shares:


METHOD                INSTRUCTIONS
Through your          You may call your financial advisor to place your sell
financial advisor     order. To receive the current trading day's price, your
                      financial advisor firm must receive your request prior to
                      the close of regular trading on the NYSE, usually 4:00
                      p.m. Eastern time. Your financial advisor may charge you
                      fees for executing a redemption for you.
--------------------------------------------------------------------------------
By exchange           You or your financial advisor may sell shares by
                      exchanging from the Fund into the same share class of
                      another fund at no additional cost. To exchange by
                      telephone, call 1-800-422-3737.
--------------------------------------------------------------------------------
By telephone          You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the
                      Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day
                      period. You do not need to set up this feature in advance
                      of your call. Certain restrictions apply to retirement
                      accounts. For details, call 1-800-345-6611.
--------------------------------------------------------------------------------
By mail               You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the
                      address below. In your letter of instruction, note the
                      Fund's name, share class, account number, and the dollar
                      value or number of shares you wish to sell. All account
                      owners must sign the letter, and signatures must be
                      guaranteed by either a bank, a member firm of a national
                      stock exchange or another eligible guarantor institution.
                      Additional documentation is required for sales by
                      corporations, agents, fiduciaries, surviving joint owners
                      and individual retirement account owners. For details,
                      call 1-800-345-6611.

                      Mail your letter of instruction to Liberty Funds Services,
                      Inc., P.O. Box 1722, Boston, MA 02105-1722.
--------------------------------------------------------------------------------
By wire               You may sell shares and request that the proceeds be
                      wired to your bank. You must set up this feature prior to
                      your telephone request. Be sure to complete the
                      appropriate section of the account application for this
                      feature.
--------------------------------------------------------------------------------
By systematic         You may automatically sell a specified dollar amount or
withdrawal plan       percentage of your account on a monthly, quarterly or
                      semi-annual basis and have the proceeds sent to you if
                      your account balance is at least $5,000. This feature is
                      not available if you hold your shares in certificate form.
                      All dividend and capital gains distributions must be
                      reinvested. Be sure to complete the appropriate section of the account application for this feature.
--------------------------------------------------------------------------------
By electronic         You may sell shares and request that the proceeds be
funds transfer        electronically transferred to your bank.  Proceeds may
                      take up to two business days to be received by your bank.
                      You must set up this feature prior to your request. Be
                      sure to complete the appropriate section of the account
                      application for this feature.

                                                                              13




FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.


DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class B shares.


                                                                              14




OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for Class B and C shares. Certificates will be issued for Class A shares only if requested. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.


                                                                              15



UNDERSTANDING FUND DISTRIBUTIONS

The Fund earns income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains, generally based on the number of shares you own at the time these distributions are declared.


DIVIDENDS, DISTRIBUTIONS, AND TAXES The Fund has the potential to make the following distributions:


TYPES OF DISTRIBUTIONS
--------------------------------------------------------------------------------

Dividend              Represents interest and dividends earned from securities
                      held by the Fund, net of expenses incurred by the Fund.
--------------------------------------------------------------------------------
Capital gains         Represents net long-term capital gains on sales of
                      securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.



DISTRIBUTION OPTIONS The Fund distributes dividends semi-annually and declares and pays any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.


DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

Reinvest all distributions in additional shares of your current fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

-   send the check to your address of record

-   send the check to a third party address

-   transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund. All subsequent distributions will be reinvested.

                                                                              16




TAX CONSEQUENCES Unless you are an entity exempt from income taxes, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.

                                                                              17


MANAGING THE FUND
--------------------------------------------------------------------------------



INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Colonial Management Associates, Inc. (Colonial), located at One Financial Center, Boston, Massachusetts 02111, is the Fund's investment advisor. In its duties as investment advisor, Colonial runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Colonial has been an investment advisor since 1931. As of September 30, 2001, Colonial managed over $14 billion in assets.



Colonial's investment advisory business is managed together with the mutual funds and institutional investment advisory businesses of its affiliate, Stein Roe & Farnham Incorporated (Stein Roe). Colonial is part of a larger business unit known as Liberty Funds Group LLC (LFG) that includes several separate legal entities. The LFG business unit and Stein Roe are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial and Stein Roe are registered investment advisors. Colonial, the other entities that make up LFG and Stein Roe are subsidiaries of Liberty Financial Companies, Inc.



For the 2001 fiscal year, aggregate advisory fees paid to Colonial by the Fund amounted to 0.74% of average daily net assets of the Fund.


Colonial may use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------


HARVEY B. HIRSCHHORN, a senior vice president of Colonial, is a co-manager for the Fund and has co-managed the Fund since August, 2000. Mr. Hirschhorn has been affiliated with and has managed various other funds for Stein Roe since 1973.



SCOTT SCHERMERHORN, a senior vice president of Colonial, is a co-manager for the Fund and has co-managed the Fund since August, 2000. Mr. Schermerhorn has managed various other funds for Colonial since October, 1998. Prior to joining Colonial, Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.



                                                                              18


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years, which run from July 1 to June 30. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the annual report. You can request a free annual report by calling 1-800-426-3750.



THE FUND
--------------------------------------------------------------------------------


                                                                              Year ended June 30,
                                                      2001                           2000                         1999
                                           Class A  Class B    Class C    Class A  Class B   Class C   Class A  Class B   Class C
 Net asset value -
 Beginning of period ($)                    20.60     19.88      19.99      21.84    21.29     21.39     20.02    19.68     19.78
------------------------------------------------------------------------------------------------------------------------------------
 Income from Investment
 Operations ($):
 Net investment income (loss) (a)           0.12      (0.03)     (0.02)     0.01     (0.14)   (0.14)     0.04     (0.11)   (0.11)
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain           2.59       2.49       2.48      0.25      0.23     0.24      2.65      2.59     2.59
------------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations           2.71       2.46       2.46      0.26      0.09     0.10      2.69      2.48     2.48
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions Declared to
  Shareholders ($):

  From net realized gains                   (4.33)     (4.33)     (4.33)    (1.50)    (1.50)   (1.50)    (0.87)    (0.87)   (0.87)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value -
 End of period ($)                          18.98     18.01      18.12      20.60    19.88     19.99     21.84    21.29     21.3
------------------------------------------------------------------------------------------------------------------------------------
 Total return (%) (b)                       13.34(c)  12.46(c)   12.38(c)   1.43(c)   0.64(c)  0.68(c)   13.97    13.12     13.05
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average
 net assets (%) (c):
 Expenses                                    1.32       2.07       2.06      1.35(d)  2.10(d)  2.10(d)   1.41(d)  2.16(d)   2.16(d)
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                0.62      (0.13)     (0.13)     0.06(d)  (0.69(d) (0.69)(d) 0.19(d) (0.56)(d) (0.56)(d)

------------------------------------------------------------------------------------------------------------------------------------
 Waiver/reimbursement                        0.03       0.03       0.03      0.10      0.10     0.10        --       --        --
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)                  104        104        104        81        81       81        79        79       79
------------------------------------------------------------------------------------------------------------------------------------
 Net assets at end of
 period (000) ($)                          503,647   883,754     77,565    309,129  822,017   29,303    351,972  919,542   35,317


(a) Per share data was calculated using the average shares outstanding during the period.


(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.



(c) Had the advisor not waived or reimbursed a portion of expenses, total return would have been reduced.



(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.






                                                                              19




                                                               Year ended June 30,
                                                      1998                            1997

                                           Class A   Class B   Class C(d)  Class A   Class B    Class C
 Net asset value -
 Beginning of period ($)                    17.55     17.37      17.44     14.47     14.36      14.41
-------------------------------------------------------------------------------------------------------
 Income from Investment
  Operations ($):

 Net investment income (loss)(a)            0.10      (0.04)     (0.04)     0.10      (0.02)    (0.02)
-------------------------------------------------------------------------------------------------------
 Net realized and
 unrealized gain                            4.62       4.55       4.58      4.31       4.28      4.30
-------------------------------------------------------------------------------------------------------
 Total from Investment
 Operations                                 4.72       4.51       4.54      4.41       4.26      4.28
-------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
 From net investment income                (0.01)      ---        ---      (0.07)      ---        ---
-------------------------------------------------------------------------------------------------------
 In excess of net investment income        (0.04)      ---        ---      (0.01)      ---        ---
-------------------------------------------------------------------------------------------------------
 From net realized gains                   (2.20)     (2.20)     (2.20)    (1.25)     (1.25)    (1.25)
-------------------------------------------------------------------------------------------------------
 Total Distributions
 Declared to Shareholders                  (2.25)     (2.20)     (2.20)    (1.33)     (1.25)    (1.25)
-------------------------------------------------------------------------------------------------------
 Net asset value -
 End of period ($)                          20.02     19.68      19.78      17.55     17.37      17.44
-------------------------------------------------------------------------------------------------------
 Total return (%) (b)                       28.66     27.67      27.73      32.13     31.21      31.24
-------------------------------------------------------------------------------------------------------
 Ratios to average
 net assets (%):

 Expenses (c)                               1.41       2.16       2.16      1.45       2.20      2.20
-------------------------------------------------------------------------------------------------------
 Net investment income (loss) (c)           0.53      (0.22)     (0.22)     0.65      (0.10)    (0.10)
-------------------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)                  53         53         53        83         83        83
-------------------------------------------------------------------------------------------------------
 Net assets at
end of period (000) ($)                    306,864   660,305     28,234    215,680   411,670    11,553


(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.


(d) Class D shares were redesignated Class C shares on July 1, 1997.


                                                                              20

APPENDIX A
--------------------------------------------------------------------------------


MORNINGSTAR CATEGORIES
--------------------------------------------------------------------------------
In an effort to distinguish funds by what they own, as well as by their prospectus objectives and styles, Morningstar, Inc. (Morningstar) developed the Morningstar categories. While the prospectus objective identifies a fund's investment goals based on the wording in the fund prospectus, the Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). Morningstar may change a fund's category assignment from time to time.

Morningstar places domestic equity funds in a category based on the style and size of the stocks they typically own. The style and size parameters are based on the divisions used in the investment style box: Value, Blend, or Growth style and Small, Middle, or Large median market capitalization (see "Morningstar Style Box" below for more details on style methodology). By reviewing their investment style over the past three years, Morningstar places domestic equity funds in one of the following nine categories: Large Growth, Large Blend, Large Value, Mid-Cap Growth, Mid-Cap Blend, Mid-Cap Value, Small Growth, Small Blend, and Small Value. Morningstar also includes several other domestic equity categories, including: Specialty Health Care, Specialty Technology, Specialty Utilities, Specialty Communications, Specialty Financials, Specialty Real Estate, Specialty Natural Resources, Convertible Bond, and Domestic Hybrid.


MORNINGSTAR STYLE BOX
--------------------------------------------------------------------------------
The style box is a snapshot in time. It identifies the fund's investment style as of a particular date. The Morningstar category is based on style box information from the trailing 36 months. It provides a general picture of the fund's investment style over the past three years.

The Morningstar equity style box is a nine-box matrix that displays both the fund's investment methodology and the size of the companies in which it invests. Set forth below is the nine-box matrix.


VALUE                  BLEND                  GROWTH
1                      2                      3                          LARGE

4                      5                      6                          MID-CAP

7                      8                      9                          SMALL

The equity style box for domestic stock funds comprises two components: MARKET CAPITALIZATION on the vertical axis and VALUATION on the horizontal axis.

Market Capitalization: Morningstar ties market cap to the relative movements of the market. The top 5% of the 5000 largest domestic stocks in Morningstar's equity

                                                                              21




database are classified as large-cap, the next 15% of the 5000 are mid-cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are small-cap.

Morningstar then determines a fund's market cap by ranking the stocks in a fund's portfolio from the largest market-capitalized stock to the smallest, and then calculating the average weighted market capitalization of the stocks in the middle quintile (middle 40th percentile to 60th percentile) of the portfolio. After a fund's market cap has been determined, Morningstar places the fund in the large-cap, mid-cap or small-cap group noted above.

Valuation: Morningstar categorizes funds by comparing the stocks in their portfolios with the most relevant of the three market cap groups. Specifically, each stock in Morningstar's equities database receives a price-to-earnings (P/E) score and a price-to-book (P/B) score. This is derived by dividing each stock's P/E and P/B by the asset-weighted median P/E and asset-weighted median P/B, respectively, of the stock's market cap group. For example, to calculate the asset-weighted median P/E, Morningstar first ranks the P/E ratios of the stocks in each market-cap group from highest to lowest, then counts down by their market caps until it reaches the 50th percentile of that market-cap group. The P/E ratio attached to that stock is the asset-weighted median P/E. Morningstar does the same to find the asset-weighted median P/B. Next, Morningstar calculates the P/E style box Score and the P/B style box Score for each fund by ranking the stocks in a fund's portfolio by their P/E Scores and P/B Scores, respectively, and then calculating an average weighted P/E score and an average weighted P/B score from the stocks in the middle quintile of each fund's portfolio. These average weighted scores are the P/E style box Score and the P/B style box Score of the fund's portfolio.

For each measure, 1.00 represents the market-cap group average. If the fund has a P/E style box score + P/B style box Score that exceeds 2.25, the fund is categorized as growth. If the combined score falls below 1.75, the fund is categorized as value. Finally, if the score is between 1.75 and 2.25, the fund is categorized as blend.

                                                                              22


NOTES
--------------------------------------------------------------------------------






                                                                              22


FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
 www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust VI: 811-6529

-   Liberty Growth & Income Fund


                           [LIBERTY FUNDS LETTERHEAD]



LIBERTY GROWTH & INCOME FUND  PROSPECTUS, NOVEMBER 1, 2001

CLASS Z SHARES

Advised by Colonial Management Associates, Inc.


Only eligible investors may purchase Class Z shares. See "Your Account - Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------
THE FUND

Investment Goal........................................

Principal Investment Strategies........................

Principal Investment Risks.............................

Performance History....................................

Your Expenses..........................................

YOUR ACCOUNT
--------------------------------------------------------------------------------
How to Buy Shares......................................

Eligible Investors.....................................

Sales Charges..........................................

How to Exchange Shares.................................

How to Sell Shares.....................................

Fund Policy on Trading of Fund Shares..................

Other Information About Your Account...................

MANAGING THE FUND
--------------------------------------------------------------------------------
Investment Advisor.....................................

Portfolio Managers.....................................

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
APPENDIX A
--------------------------------------------------------------------------------


----------------------------
Not FDIC  May Lose Value
          ------------------
Insured   No Bank Guarantee
----------------------------

THE FUND


UNDERSTANDING VALUE INVESTING

In managing the Fund, the advisor uses a value investing strategy that focuses on buying stocks cheaply when they are under-valued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. The advisor's strategy uses quantitative analysis supported by fundamental business and financial analyses.

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of U.S. companies with equity market capitalizations at the time of purchase in excess of $3 billion. Up to 35% of the Fund's total assets may be invested in common stocks of U.S. companies with equity market capitalizations at the time of purchase between $1 billion and $3 billion. Also, up to 10% of the Fund's total assets may be invested in a combination of (i) convertible bonds, (ii) corporate bonds that are rated investment grade and
(iii) U.S. Government securities. When purchasing securities for the Fund, the advisor generally chooses securities of companies it believes are undervalued.


The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examine both a fund's investment methodology and the size of the companies in which the fund invests. The advisor generally manages the Fund in accordance with the Morningstar guidelines for a "Large Value" fund. See Appendix A for a description of the Morningstar categories.


At times, the Fund's investment advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.


In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

Defining Capitalization. A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large-cap); middle capitalization (mid-cap); or small capitalization (small-cap). In defining a company's market capitalization, we use capitalization-based categories that are based in part on those of Standard & Poor's Index Services. All market capitalizations are taken at the time of purchase.


                                                                               2

Large Capitalization. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is represented in the Standard & Poor's 500 Index is considered a large-cap stock.

Middle Capitalization. Mid-cap stocks are stocks with market capitalizations between $1 billion and the capitalization of the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($9.9 billion as of December 31,
2000). In addition, any stock that is represented in the S&P MidCap Index is considered a mid-cap stock.


Small Capitalization. Small-cap stocks are stocks with market capitalizations equal to or less than the capitalization of the largest stock in the Standard & Poor's SmallCap 600 Index ($2.6 billion as of December 31, 2000).



As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liability.


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.


Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.



Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency.


                                                                               3


UNDERSTANDING PERFORMANCE

CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each complete calendar year since it commenced operations. They include the effects of Fund expenses.

AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's performance over the past one-year, five-year and life of the Fund periods. They include the effects of Fund expenses.

The Fund's returns are compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares compare with those of a broad measure of market performance for 1 year, 5 years and life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past results are no guarantee of future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale.

   CALENDAR-YEAR TOTAL RETURNS(1) (CLASS Z)

Year
1991
1992
1993                        14.19%
1994                        -0.34%
1995                        29.49%
1996                        19.69%
1997                        35.18%
1998                        20.05%
1999                        11.76%
2000                        16.58%


The Fund's year-to-date total return through September 30, 2001 was -4.61%.



For period shown in bar chart:
Best quarter: 4th quarter 1998, +21.59%
Worst quarter: 3rd quarter 1998, -14.04%



                                                                               4


   AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2000(1)





                          1 YEAR             5 YEARS         LIFE OF THE FUND
Class Z (%)               16.58               20.40               18.01
S&P 500 Index (%)         -9.10               18.33               17.20(2)



(1) Class Z is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. Class A shares are not offered in this prospectus. Class A share returns are not restated to reflect any differences in expenses between Class A shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be higher, since Class Z shares are not subject to service fees. Class A shares were initially offered on July 1, 1992, and Class Z shares were initially offered on January 11, 1999.


(2)   Performance information is from June 30, 1992.


                                                                               5


UNDERSTANDING EXPENSES

ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees including pricing and custody services.

EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

- $10,000 initial investment

- 5% total return for each year

- Fund operating expenses remain
  the same

- Assumes reinvestment of all dividends and distributions

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

   SHAREHOLDER FEES(3)(PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Maximum sales charge (load) on purchases(%)
(as a percentage of the offering price)                                     0.00
Maximum deferred sales charge (load) on redemptions(%)(as a
percentage of the lesser of purchase price or redemption price)             0.00
Redemption fee (%) (as a percentage of
amount redeemed, if applicable)                                              (4)


   ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management fee(5)(%)                                                        0.77
Distribution and service(12b-1)fees(%)                                      0.00
Other expenses(%)                                                           0.33
Total annual fund operating expenses(%)                                     1.10



   EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------
1 YEAR                  3 YEARS                 5 YEARS                10 YEARS
 $112                     $350                    $606                  $1,340


(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(4)  There is a $7.50 charge for wiring sale proceeds to your bank.

(5) The Fund's advisor has voluntarily agreed to waive a portion of advisory fees on average assets in excess of $1 billion. As a result, the actual management fee for each share class would be 0.74%, other expenses for each share class would be 0.33% and total fund operating expenses for Class Z shares would be 1.07%. This arrangement may be modified or terminated by the distributor at any time.



                                                                               6


YOUR ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
--------------------------------------------------------------------------------
METHOD                      INSTRUCTIONS

Through your        Your financial advisor can help you establish your account
financial advisor   and buy Fund shares on your advisor behalf. To receive the current trading day's price, your financial advisor firm
                    must receive your request prior to the close of the New York
                    Stock Exchange (NYSE), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing the
                    purchase for you.
--------------------------------------------------------------------------------
By check            For new accounts, send a completed application and check
(new account)       made payable to the Fund to the transfer agent, Liberty
                    Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
--------------------------------------------------------------------------------
By  check           For existing accounts, fill out and return the additional
(existing account)  investment stub included in your quarterly statement, or send a letter of instruction including your Fund name and
                    account number with a check made payable to the Fund to
                    Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA
                    02105-1722.
--------------------------------------------------------------------------------
By exchange         You or your financial advisor may acquire shares for your
                    account by exchanging shares you own in one fund for shares of the same class or Class A of the Fund at no additional
                    cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call
                    1-800-422-3737.
--------------------------------------------------------------------------------
By wire             You may purchase shares by wiring money from your bank
                    account to your Fund account. To wire funds to your Fund
                    account, call 1-800-422-3737 to obtain a control number and the wiring instructions.
--------------------------------------------------------------------------------


By electronic funds You may purchase shares by electronically transferring money transfer from your bank account to your Fund account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.

--------------------------------------------------------------------------------
Automatic           You can make monthly or quarterly investments automatically
investment plan     from your bank account to your fund account. You can select a pre-authorized amount to be sent via electronic funds
                    transfer. Be sure to complete the appropriate section of the application for this feature.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
By dividend         You may automatically invest dividends distributed by
diversification     another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in another fund, call 1-800-345-6611.


                                                                               7


ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Eligible Investors are subject to different minimum investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment

- any shareholder (or family member of such shareholder) who owned shares of any of the funds of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who has since then continued to own shares of any funds distributed by Liberty Funds Distributor, Inc., the Fund's distributor;

- any trustee of Liberty Acorn Trust, any employee of Liberty Wanger Asset Management, L.P., or a member of the family of such trustee or employee; and

- any person or entity listed in the account registration for any account (such as joint owners, trustees, custodians, and designated beneficiaries) that held shares of any of the funds of Liberty Acorn Trust on September 29, 2000 and that has since then continued to hold shares of any fund distributed by Liberty Funds Distributor, Inc.

$100,000 minimum initial investment

- clients of broker-dealers or registered investment advisors that both recommend the purchase of Fund shares and charge such clients an asset-based fee;

- any insurance company, trust company or bank purchasing shares for its own account;

-    any endowment, investment company or foundation; and

- clients of investment advisory affiliates of the distributor provided that the clients meet certain criteria established by the distributor and its affiliates.

No minimum initial investment

- a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from the distributor or through a third party broker-dealer;

- any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or roll over.


                                                                               8

CHOOSING A SHARE CLASS

The Fund offers one class of shares in this prospectus -- CLASS Z.

The Fund also offers four additional classes of shares -- Class A, B, C and Class S shares are available through separate prospectuses. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.

The Fund reserves the right to change the criteria for Eligible Investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased, or a contingent deferred sales charge when sold.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class of another fund or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information see the paragraph "Non Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.


                                                                               9

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:

METHOD              INSTRUCTIONS

Through your        You may call your financial advisor to place your sell
financial advisor   order. To receive the current trading day's price, your
                    financial advisor firm must receive your request prior to
                    the close of regular trading on the NYSE, usually 4:00 p.m.
                    Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
--------------------------------------------------------------------------------
By exchange         You or your financial advisor may sell shares by exchanging from the Fund into Class Z shares or Class A shares of
                    another fund at no additional cost. To exchange by
                    telephone, call 1-800-422-3737.
--------------------------------------------------------------------------------
By telephone        You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period.
                    You do not need to set up this feature in advance of your
                    call. Certain restrictions apply to retirement accounts. For details, call 1-800-345-6611.
--------------------------------------------------------------------------------
By mail             You may send a signed letter of instruction form to the
                    address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution.
                    Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call
                    1-800-345-6611.

                    Mail your letter of instruction to Liberty Funds Services,
                    Inc., P.O. Box 1722, Boston, MA 02105-1722.
--------------------------------------------------------------------------------
By wire             You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your
                    telephone request. Be sure to complete the appropriate
                    section of the account application for this feature.
--------------------------------------------------------------------------------
By systematic       You may automatically sell a specified dollar amount or
withdrawal plan     percentage of your account on a monthly, quarterly or
                    semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. All dividends and
                    capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
--------------------------------------------------------------------------------
By electronic       You may sell shares and request that the proceeds be
funds transfer      electronically transferred to your bank. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.


                                                                              10

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for Class Z shares.


                                                                              11


UNDERSTANDING FUND DISTRIBUTIONS


The Fund earns income from the securities it holds. The Fund also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains, generally based on the number of shares you own at the time these distributions are declared.


DIVIDENDS, DISTRIBUTIONS, AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS
--------------------------------------------------------------------------------
Dividend            Represents interest and dividends earned from securities
                    held by the Fund, net of expenses incurred by the Fund.
--------------------------------------------------------------------------------
Capital gains       Represents net long-term capital gains on sales of
                    securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS The Fund distributes dividends semi-annually and declares and pays any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------
Reinvest all distributions in additional shares of your current fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

- send the check to your address of record
- send the check to a third party address
- transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund. All subsequent distributions will be reinvested.


                                                                              12

TAX CONSEQUENCES Unless you are an entity exempt from income taxes, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.


                                                                              13


MANAGING THE FUND


INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Colonial Management Associates, Inc. (Colonial), located at One Financial Center, Boston, Massachusetts 02111, is the Fund's investment advisor. In its duties as investment advisor, Colonial runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Colonial has been an investment advisor since 1931. As of September 30, 2001, Colonial managed over $14 billion in assets.



Colonial's investment advisory business is managed together with the mutual funds and institutional investment advisory businesses of its affiliate, Stein Roe & Farnham Incorporated (Stein Roe). Colonial is part of a larger business unit known as Liberty Funds Group LLC (LFG) that includes several separate legal entities. The LFG business unit and Stein Roe are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial and Stein Roe are registered investment advisors. Colonial, the other entities that make up LFG and Stein Roe are subsidiaries of Liberty Financial Companies, Inc.



For the 2001 fiscal year, aggregate advisory fees paid to Colonial by the Fund amounted to 0.74% of average daily net assets of the Fund.

Colonial may use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
HARVEY B. HIRSCHHORN, a senior vice president of Colonial, is a co-manager for the Fund and has co-managed the Fund since August, 2000. Mr. Hirschhorn has been affiliated with and has managed various other funds for Stein Roe since 1973.


SCOTT SCHERMERHORN, a senior vice president of Colonial, is a co-manager for the Fund and has co-managed the Fund since August, 2000. Mr. Schermerhorn has managed various other funds for Colonial since October, 1998. Prior to joining Colonial, Mr. Schermerhorn was the head of the value team at Federated Investors from May 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.



                                                                              14


FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since Class Z commenced operations, which run from July 1 to June 30. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.


THE FUND


                                                                    Period ended
                                              Year ended June 30,     June 30,
                                              2001         2000        1999(a)
 Net asset value  --
 Beginning of period ($)                      20.70        21.88        20.67
--------------------------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS ($):

  Net investment income (b)                    0.17         0.06         0.03
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain                              2.61         0.26         1.18
--------------------------------------------------------------------------------
  Total from Investment
  Operations                                   2.78         0.32         1.21
--------------------------------------------------------------------------------
  LESS DISTRIBUTIONS DECLARED
  TO SHAREHOLDERS ($):
--------------------------------------------------------------------------------
  From net realized gains                     (4.33)       (1.50)         --
--------------------------------------------------------------------------------
  Net asset value  --
  End of period ($)                           19.15        20.70       21.88
--------------------------------------------------------------------------------
  Total return (%) (c)                        13.63(g)      1.72(g)     5.85(d)
--------------------------------------------------------------------------------
  RATIOS TO AVERAGE
  NET ASSETS (%):

  Expenses                                     1.07         1.10(e)   1.21(e)(f)
--------------------------------------------------------------------------------
  Net investment income (e)                    0.86         0.31(e)   0.30(e)(f)
--------------------------------------------------------------------------------
  Waiver/reimbursement                         0.03         0.02          --
--------------------------------------------------------------------------------
  Portfolio turnover rate (%)                   104           81          79
--------------------------------------------------------------------------------
  Net assets at end of
  period (000) ($)                           14,648            1           1


(a) Class Z shares were initially offered on January 11, 1999. Per share amounts reflect activity from that date.
(b) Per share data was calculated using the average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)  Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(f)  Annualized.


(g) Had the advisor not waived or reimbursed expenses, total return would have been lower.



                                                                              15


APPENDIX A

MORNINGSTAR CATEGORIES
--------------------------------------------------------------------------------
In an effort to distinguish funds by what they own, as well as by their prospectus objectives and styles, Morningstar, Inc. (Morningstar) developed the Morningstar categories. While the prospectus objective identifies a fund's investment goals based on the wording in the fund prospectus, the Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). Morningstar may change a fund's category assignment from time to time.

Morningstar places domestic equity funds in a category based on the style and size of the stocks they typically own. The style and size parameters are based on the divisions used in the investment style box: Value, Blend, or Growth style and Small, Middle, or Large median market capitalization (see "Morningstar Style Box" below for more details on style methodology). By reviewing their investment style over the past three years, Morningstar places domestic equity funds in one of the following nine categories: Large Growth, Large Blend, Large Value, Mid-Cap Growth, Mid-Cap Blend, Mid-Cap Value, Small Growth, Small Blend, and Small Value. Morningstar also includes several other domestic equity categories, including: Specialty Health Care, Specialty Technology, Specialty Utilities, Specialty Communications, Specialty Financials, Specialty Real Estate, Specialty Natural Resources, Convertible Bond, and Domestic Hybrid.

MORNINGSTAR STYLE BOX
--------------------------------------------------------------------------------
The style box is a snapshot in time. It identifies the fund's investment style as of a particular date. The Morningstar category is based on style box information from the trailing 36 months. It provides a general picture of the fund's investment style over the past three years.

The Morningstar equity style box is a nine-box matrix that displays both the fund's investment methodology and the size of the companies in which it invests. Set forth below is the nine-box matrix.

   VALUE          BLEND        GROWTH
   1              2            3                    LARGE
   4              5            6                    MID-CAP
   7              8            9                    SMALL

The equity style box for domestic stock funds comprises two components: MARKET CAPITALIZATION on the vertical axis and VALUATION on the horizontal axis.

Market Capitalization: Morningstar ties market cap to the relative movements of the market. The top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large-cap, the next 15% of the 5000 are mid-cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are small-cap.


                                                                              16


Morningstar then determines a fund's market cap by ranking the stocks in a fund's portfolio from the largest market-capitalized stock to the smallest, and then calculating the average weighted market capitalization of the stocks in the middle quintile (middle 40th percentile to 60th percentile) of the portfolio. After a fund's market cap has been determined, Morningstar places the fund in the large-cap, mid-cap or small-cap group noted above.

Valuation: Morningstar categorizes funds by comparing the stocks in their portfolios with the most relevant of the three market cap groups. Specifically, each stock in Morningstar's equities database receives a price-to-earnings (P/E) score and a price-to-book (P/B) score. This is derived by dividing each stock's P/E and P/B by the asset-weighted median P/E and asset-weighted median P/B, respectively, of the stock's market cap group. For example, to calculate the asset-weighted median P/E, Morningstar first ranks the P/E ratios of the stocks in each market-cap group from highest to lowest, then counts down by their market caps until it reaches the 50th percentile of that market-cap group. The P/E ratio attached to that stock is the asset-weighted median P/E. Morningstar does the same to find the asset-weighted median P/B. Next, Morningstar calculates the P/E style box Score and the P/B style box Score for each fund by ranking the stocks in a fund's portfolio by their P/E Scores and P/B Scores, respectively, and then calculating an average weighted P/E score and an average weighted P/B score from the stocks in the middle quintile of each fund's portfolio. These average weighted scores are the P/E style box Score and the P/B style box Score of the fund's portfolio.

For each measure, 1.00 represents the market-cap group average. If the fund has a P/E style box score + P/B style box Score that exceeds 2.25, the fund is categorized as growth. If the combined score falls below 1.75, the fund is categorized as value. Finally, if the score is between 1.75 and 2.25, the fund is categorized as blend.


                                                                              17

NOTES
--------------------------------------------------------------------------------


























                                                                              18


                                                                              19

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust VI: 811-6529

o Liberty Growth & Income Fund


                           [LIBERTY FUNDS LETTERHEAD]


LIBERTY GROWTH & INCOME FUND

      LIBERTY GROWTH & INCOME FUND, CLASS S SHARES


PROSPECTUS
NOV. 1, 2001








ALTHOUGH THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, THE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY SHARES OFFERED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please keep this prospectus as your reference manual.


      The Fund

      Financial Highlights

      Your Account
            Purchasing Shares
            Opening an Account
            Determining Share Price
            Selling Shares
            Exchanging Shares
            Fund Policy on Trading of Fund Shares
            Reporting to Shareholders
            Dividends and Distributions

      The Fund's Management
            Investment Advisor
            Portfolio Managers

      Appendix A


                                       2


THE FUND

INVESTMENT GOAL The Fund seeks long-term growth and income.


PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of U.S. companies with equity market capitalizations at the time of purchase in excess of $3 billion. Up to 35% of the Fund's total assets may be invested in common stocks of U.S. companies with equity market capitalizations at the time of purchase between $1 billion and $3 billion. Also, up to 10% of the Fund's total assets may be invested in a combination of (i) convertible bonds,
      (ii) corporate bonds that are rated investment grade and (iii) U.S. Government securities. When purchasing securities for the Fund, the advisor generally chooses securities of companies it believes are undervalued.


      The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examines both a fund's investment methodology and the size of the companies in which the fund invests. The advisor generally manages the Fund in accordance with the Morningstar guidelines for a "Large Value" fund. See Appendix A for a description of the Morningstar categories.


      At times, the Fund's investment advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.



      In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.


      Defining Capitalization. A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large-cap); middle capitalization (mid-cap); or small capitalization (small-cap). In defining a company's market capitalization, we use capitalization-based categories that are based in part on those of Standard & Poor's Index Services. All market capitalizations are taken at the time of purchase.

      Large Capitalization. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is represented in the Standard & Poor's 500 Index is considered a large-cap stock.

      Middle Capitalization. Mid-cap stocks are stocks with market capitalizations between $1 billion and the capitalization of the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($9.9 billion as of December 31, 2000). In addition, any stock that is represented in the S&P MidCap Index is considered a mid-cap stock.


      Small Capitalization. Small-cap stocks are stocks with market capitalizations equal to or less than the capitalization of the largest stock in the Standard & Poor's SmallCap 600 Index ($2.6 billion as of December 31, 2000).



      As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional tax liability.



                                       3


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

      Management risk means that the advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.


      Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.



      Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and undervalued in the advisor's opinion. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.


      An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

      WHO SHOULD INVEST IN THE FUND?

      You may want to invest in the Fund if you:

      - want to invest in the stocks of large companies, but prefer to temper stock price fluctuations by combining growth with the potential of a steady source of income from dividends

      - are a long-term investor looking for steady, not aggressive, growth potential

      - are a first-time investor or want to invest primarily in just one stock fund

      The Fund is not appropriate for investors who:

      - want to avoid the risk and volatility associated with stock investing

      -     are saving for a short-term investment

      -     are not interested in generating taxable current income


FUND PERFORMANCE The following charts show the Fund's performance for its Class A shares, the oldest existing fund class, performance for calendar years through Dec. 31, 2000. The returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past results are no indication of future investment results.



                                       4


      YEAR-BY-YEAR TOTAL RETURNS

      Year-by-year calendar total returns show the Fund's volatility over a period of time. This chart illustrates performance differences for each calendar year and provides an indication of the risks of investing in the Fund.



---------------------------------------------------------------------------------------------------------
                                       YEAR-BY-YEAR TOTAL RETURNS
---------------------------------------------------------------------------------------------------------
         35%                                                     35.18%
         30%                             29.49%
         20%                                         19.69%                 20.05%
         15%      14.19%                                                                            16.25%
         10%                                                                            11.40%
          5%
          0%
         -0%                  -0.34%
                   1993        1994       1995        1996        1997       1998        1999        2000



      The Fund's year-to-date total return through Sept. 30, 2001, was -4.79%. For period shown on the chart above:
      Best quarter: 4th quarter 1998, +21.59%
      Worst quarter: 3rd quarter 1998, -14.04%


      AVERAGE ANNUAL TOTAL RETURNS


      Average annual total returns measure the Fund's performance over time. The average annual total returns show how the Fund's Class S shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The S&P 500 Index, an unmanaged index, tracks the performance of 500 widely held, large capitalization U.S. stocks. We show returns for calendar years to be consistent with the way other mutual funds report performance in their prospectuses. This provides an indication of the risks of investing in the Fund.



---------------------------------------------------------------------------
                              AVERAGE ANNUAL TOTAL RETURNS (a)
---------------------------------------------------------------------------
                                      PERIODS ENDING DEC. 31, 2000
                                 ------------------------------------------
                                                            LIFE OF THE
                                     1 YEAR      5 YEARS        FUND
         Class A (%)                  9.57        18.85        17.11
         S&P 500 Index (%)           -9.10        18.33        17.20(b)



      (a) Class S is a newer class of shares. Class A shares are not offered in this prospectus but would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The Class A share returns have not been adjusted to take into account the fact that Class S shares are sold without sales charges. Class A share returns are not restated to reflect any differences in expenses between Class A shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be higher, since Class S shares are not subject to service fees. Class A shares were initially offered on July 1, 1992, and Class S shares were initially offered on February 7, 2001.



      (b)   Performance information is from June 30, 1992.



                                       5

      YOUR EXPENSES This table shows fees and expenses you may pay if you buy and hold shares of the Fund. You do not pay any sales charge when you purchase or sell your shares. However, you pay various other indirect expenses because the Fund pays fees and other expenses that reduce your investment return.


               ------------------------------------------------------
                ESTIMATED ANNUAL FUND OPERATING EXPENSES (c)
               ------------------------------------------------------
                (expenses that are deducted from Fund assets)
               ------------------------------------------------------
                Management fees                               0.77%
                Distribution (12b-1) fees                     None
                Other expenses                                0.33%
               ------------------------------------------------------
                TOTAL ANNUAL FUND OPERATING EXPENSES          1.10%



      (c) There is a $7.00 charge for wiring redemption proceeds to your bank. A fee of $5 per quarter may be charged to accounts that falls below the required minimum balance.



      (d) The Fund's advisor has voluntarily agreed to waive a portion of advisory fees on average net assets in excess of $1 billion. As a result, the actual management fee for each share class would be 0.74% and total fund operating expenses for Class S shares would be 1.07%.


      EXPENSE EXAMPLE

      This example compares the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the same hypothetical assumptions that other funds use in their prospectuses:

      -     $10,000 initial investment

      -     5% total return each year

      - the Fund's operating expenses remain constant as a percent of net assets

      -     redemption at the end of each time period

      -     reinvestment of all dividends and distributions

      Your actual costs may be higher or lower because in reality fund returns and operating expenses change. Expenses based on these assumptions are:


             --------------------------------------------
                        EXPENSE EXAMPLE
             --------------------------------------------
               1 yr       3 yrs      5 yrs      10 yrs
             --------------------------------------------
               $112        $350      $606      $1,340


                                       6

FINANCIAL HIGHLIGHTS


      The financial highlights table explains the Fund's financial performance. Consistent with other mutual funds, we show information since Class S shares commenced operations. The Fund's fiscal year runs from July 1 to June 30. The total returns in the table represent the return that investors earned assuming that they reinvested all dividends and distributions. Certain information in the tables has been derived from the Fund's financial statements and reflects the financial results for a single Class S share. PricewaterhouseCoopers LLP, independent accountants, audit this information and issue a report that appears in the Fund's annual report along with the financial statements. To request the annual report, please call 800-338-2550.


THE FUND


--------------------------------------------------------------------------------
PER SHARE DATA
--------------------------------------------------------------------------------

                                              For period
                                            ended June 30,
                                            -----------------------------------
                                                2001(a)
NET ASSET VALUE, BEGINNING OF PERIOD          $     19.64
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                            0.06
Net realized and unrealized gain
  (loss)                                            (0.70)
TOTAL FROM INVESTMENT OPERATIONS                    (0.64)

NET ASSET VALUE, END OF PERIOD                $     19.00

TOTAL RETURN (c)(d)                                 (3.26)%(e)

RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to average                     1.08%(f)
  net assets
Ratio of net investment income
   to average net assets                             0.86%(f)
Waiver/reimbursement                                 0.03%(f)
Portfolio turnover rate                               104%


Net assets, end of period (000's)             $   264,425
                                              -----------



(a)   Class S commenced operations on February 7, 2001.



(b) Per share data was calculated using the average shares outstanding during the period.



(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.




(d) Had the advisor not waived or reimbursed a portion of expenses, total return would have been reduced.



(e)   Not annualized.



(f)   Annualized.



                                       7

YOUR ACCOUNT

PURCHASING SHARES You will not pay a sales charge when you purchase Fund shares.
      Your purchases are made at the net asset value next determined after the Fund receives your check, wire transfer or electronic transfer. If a Fund receives your check, wire transfer or electronic transfer after the close of regular trading on the New York Stock Exchange (NYSE) -- usually 4 p.m. Eastern time -- your purchase is effective on the next business day.

      Class S shares of Liberty Growth & Income Fund are not available for purchase by new investors except for purchases by eligible investors as described below. Shareholders of Stein Roe Growth & Income Fund received Class S shares of the Fund upon consumation of an acquisition of their Stein Roe Fund by the Fund. Like the existing shares from which they were converted, Class S shares are no-load shares carrying no sales charge or 12b-1 fee.

      If you own Class S shares of the Fund, you may continue to purchase additional Class S shares for your account or you may open another Class S share account with the Fund. In addition, you may open a new Class S share account if:

      - as of the date of acquisition (the "Acquisition Date") of Stein Roe Growth & Income Fund by the Fund, you were a shareholder of any other Stein Roe Fund, having purchased shares directly from Stein Roe, and you are opening a new account by exchange or by dividend reinvestment;

      -     you are a client of Stein Roe;

      - you purchase shares (i) under an asset allocation program sponsored by a financial advisor, broker-dealer, bank, trust company or other intermediary or (ii) from certain financial advisors who charge a fee for services and who, as of the Acquisition Date of Stein Roe Growth & Income Fund, held shares of the Fund for its clients; or

      - you purchase shares for an employee benefit plan whose records are maintained by a trust company or plan administrator under an investment program that included Stein Roe Growth & Income Fund on the Acquisition Date.

      If you have questions about your eligibility to purchase shares of the Fund, please call 1-800-338-2550.

      PURCHASES THROUGH THIRD PARTIES

      If you purchase Fund shares through certain broker-dealers, banks or other intermediaries ("intermediaries"), they may charge a fee for their services. They may also place limits on your ability to use services the Fund offers. There are no charges or limitations if you purchase shares directly from the Fund, except those fees described in this prospectus.

      If an intermediary is an agent or designee of the Fund, orders are processed at the net asset value next calculated after the intermediary receives the order. The intermediary must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders separately for execution at the net asset value next determined.

      CONDITIONS OF PURCHASE

      An order to purchase Fund shares is not binding unless and until an authorized officer, agent or designee of the Fund accepts it. Once we accept your purchase order, you may not cancel or revoke it; however, you may redeem your shares. The Fund may reject any purchase order if it determines that the order is not in the best interests of the Fund and its investors. The Fund may waive or lower its investment minimums for any reason. If you participate in the Stein Roe Counselor(SM) program or are a client of Stein Roe Investment Counsel, the minimum initial investment is determined by those programs.


                                       8

------------------------------------------------------------------------------------------------------
                                           ACCOUNT MINIMUMS
------------------------------------------------------------------------------------------------------
                                               MINIMUM TO OPEN AN         MINIMUM        MINIMUM
TYPE OF ACCOUNT                                      ACCOUNT             ADDITION         BALANCE
------------------------------------------------------------------------------------------------------
Regular                                               $2,500                $100           $1,000

Custodial (UGMA/UTMA)                                 $1,000                $100           $1,000

Automatic Investment Plan                             $1,000                 $50              ---

Roth and Traditional IRA                                $500                 $50             $500

Educational IRA                                         $500                 $50*            $500


     * Maximum $500 contribution per calendar year per child. Beginning January 1, 2002, the maximum contribution per calendar year per child will be increased to $2,000.


      OPENING AN ACCOUNT

------------------------------------------------------------------------------------------
                         OPENING OR ADDING TO AN ACCOUNT
------------------------------------------------------------------------------------------
                  BY MAIL:                                 BY WIRE:
------------------------------------------------------------------------------------------
OPENING AN        Complete the application.                Mail your application to the
ACCOUNT           Make check payable to the                address listed on the left,
                  Fund.                                    then call 1-800-338-2550 to
                                                           obtain an account number.
                  Mail application and check to:           Include your Social Security
                     Stein Roe Mutual Funds                Number.  To wire funds, use
                     P.O. Box 8900                         the instructions below.
                     Boston, MA 02205-8900

                  Overnight address:
                     Stein Roe Mutual Funds
                     One Financial Center, 10th
                     Floor
                     Boston, MA  02111-2621

ADDING TO AN      Make check payable to the                Wire funds to:
ACCOUNT           Fund.  Be sure to write your               Fleet Boston
                  account number on the check.               ABA:  011000390
                                                             Attn: Liberty Funds
                  Fill out investment slip                     Services, Account No.
                  (stub from your statement or                 98227776
                  confirmation) or include a                 Fund No. 379
                  note indicating the amount of              Liberty Growth & Income Fund
                  your purchase, your account                Your name (exactly as in the
                  number, and the name in which                registration).
                  your account is registered.                Your Fund account number.

                  Mail check with investment slip or
                  note to the address above.


                                       9


--------------------------------------------------------------------------------
                         OPENING OR ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------
              BY ELECTRONIC FUNDS        BY EXCHANGE:           THROUGH AN
              TRANSFER:                                         INTERMEDIARY:
--------------------------------------------------------------------------------
OPENING AN    You cannot open a new      By mail, phone, or     Contact your
ACCOUNT       account via electronic     web.                   financial
              transfer.                                         professional.

ADDING TO AN  Call 1-800-338-2550 to     By mail, phone, or     Contact your
ACCOUNT       make your purchase.  To    web.                   financial
              set up prescheduled                               professional.
              purchases, be sure to
              elect the Automatic
              Investment Plan (Stein
              Roe Asset(SM) Builder)
              option on your
              application.



      All checks must be made payable in U.S. dollars and drawn on U.S. banks. Money orders and third-party checks will not be accepted.

DETERMINING SHARE PRICE The Fund's Class S share price is its net asset value next determined. Net asset value is the difference between the values of the Fund's assets and liabilities divided by the number of shares outstanding. We determine net asset value at the close of regular trading on the NYSE -- normally 4 p.m. Eastern time. If you place an order after that time, you receive the share price determined on the next business day.


      The Fund determines net asset value for its Class S shares by dividing total net assets attributable to Class S shares by the number of Class S shares outstanding. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day.


      We value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. We will not price shares on days that the NYSE is closed for trading. You will not be able to purchase or redeem shares until the next NYSE-trading day.


                                       10

SELLING SHARES You may sell your shares any day the Fund is open for business.
      Please follow the instructions below.


--------------------------------------------------------------------------------
                                 SELLING SHARES
--------------------------------------------------------------------------------
BY MAIL:            Send a letter of instruction, in English, including your
                    account number and the dollar value or number of shares
                    you wish to sell.  Sign the request exactly as the
                    account is registered.  A signature guarantee may be
                    required; please call 1-800-338-2550 to confirm.
                    All supporting legal documents as required
                    from executors, trustees, administrators, or others
                    acting on accounts not registered in their names, must
                    accompany the request.  We will mail the check to your
                    registered address.

BY PHONE:           You may sell your shares by telephone and request that a
                    check be sent to your address of record by calling
                    800-338-2550, unless you have notified the Fund of an
                    address change within the previous 30 days.  The dollar
                    limit for telephone redemptions is $100,000 in a 30-day
                    period.  This feature is automatically added to your
                    account.

BY WIRE: Fill out the appropriate areas of the account application for this feature. Proceeds of $1,000 or more may be wired to your predesignated bank account.
                    Call 800-338-2550 to give instructions to Stein Roe.
                    There is a $7 charge for wiring redemption proceeds to your bank.

BY ELECTRONIC       Fill out the appropriate areas of the account
TRANSFER:           application for this feature.  To request an electronic
                    transfer (not less than $50; not more than $100,000), call
                    800-338-2550. We will transfer your sale proceeds
                    electronically to your bank. The bank must be a member of
                    the Automated Clearing House (ACH).

BY EXCHANGE:        Call 800-338-2550 to exchange any portion of your Fund
                    shares for shares in any other Stein Roe no-load fund.

BY AUTOMATIC        Send a letter of instruction, in English, including your
EXCHANGE:           account number and the amount to be exchanged to each
                    Fund. Redeem a fixed amount on a regular basis (not less
                    than $50 per month; not more than $100,000) from a Fund for investment in another Stein Roe no-load fund.

BY WEB: You may sell your shares through the internet and request the proceeds be sent to your address of record or to your pre-designated bank on record via ACH or exchange your shares to any other Stein Roe no-load fund.



                                       11

      WHAT YOU NEED TO KNOW WHEN SELLING SHARES

      Once we receive and accept your order to sell shares, you may not cancel or revoke it. We cannot accept an order to sell that specifies a particular date or price or any other special conditions. If you have any questions about the requirements for selling your shares, please call 800-338-2550 before submitting your order.

      The Fund redeems shares at the net asset value next determined after an order has been accepted. We mail proceeds within seven days after the sale. The Fund normally pays wire redemption or electronic transfer proceeds on the next business day.

      We will not pay sale proceeds until your shares are paid for. If you attempt to sell shares purchased by check or electronic transfer within 15 days of the purchase date, we will delay sending the sale proceeds until we can verify that those shares are paid for. You may avoid this delay by purchasing shares by a federal funds wire.

      We use procedures reasonably designed to confirm that telephone instructions are genuine. These may include recording the conversation, testing the identity of the caller by asking for account information, and sending prompt written confirmation of the transaction to the shareholder of record. If these procedures are followed, the Fund and its service providers will not be liable for any losses due to unauthorized or fraudulent instructions.

      If the amount you redeem is in excess of the lesser of (1) $250,000 or (2) 1% of the Fund's assets, the Fund may pay the redemption "in kind." This is payment in portfolio securities rather than cash. If this occurs, you may incur transaction costs when you sell the securities.

      INVOLUNTARY REDEMPTION

      If your account value falls below $1,000, the Fund may redeem your shares and send the proceeds to the registered address. You will receive notice 30 days before this happens. If your account falls below $10, the Fund may redeem your shares without notice to you.

      LOW BALANCE FEE

      Due to the expense of maintaining accounts with low balances, if your account balance falls below $2,000 ($800 for custodial accounts), you will be charged a low balance fee of $5 per quarter. The low balance fee does not apply to: (1) shareholders whose accounts in the Stein Roe Funds total $50,000 or more; (2) Stein Roe IRAs; (3) other Stein Roe prototype retirement plans; (4) accounts with automatic investment plans (unless regular investments have been discontinued); or (5) omnibus or nominee accounts. The Fund can waive the fee, at its discretion, in the event of significant market corrections.

EXCHANGING SHARES You may exchange Fund shares for another fund's Class S shares or other Stein Roe no-load funds. Call 1-800-338-2550 to request a prospectus and application for the fund you wish to exchange into. Please be sure to read the prospectus carefully before you exchange your shares.

      The account you exchange into must be registered exactly the same as the account you exchange from. You must meet all investment minimum requirements for the fund you wish to exchange into before we can process your exchange transaction.

      An exchange is a redemption and purchase of shares for tax purposes, and you may realize a gain or a loss when you exchange Fund shares for shares of another fund.

      We may change, suspend or eliminate the exchange service after notification to you.


                                       12

      Generally, we limit you to four telephone exchanges "roundtrips" per year. A roundtrip is an exchange out of a Fund into other Class S shares or another Stein Roe no-load fund and then back to that Fund.

FUND POLICY ON TRADING OF FUND SHARES The Fund does not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and drive Fund expenses higher. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.

REPORTING TO SHAREHOLDERS To reduce the volume of mail you receive, only one copy of certain materials, such as shareholder reports, will be mailed to your household (same address). Please call 1-800-338-2550 if you want to receive additional copies free of charge. This policy may not apply if you purchase shares through an intermediary.

DIVIDENDS AND DISTRIBUTIONS The Fund declares dividends semiannually and declares and pays any capital gains (including short-term capital gains) at least annually.

      A dividend from net investment income represents the income the Fund earns from dividends and interest paid on its investments, after payment of the Fund's expenses.

      A capital gain is the increase in value of a security that the Fund holds. The gain is "unrealized" until the security is sold. Each realized capital gain is either short term or long term depending on whether the Fund held the security for one year or less or more than one year, regardless of how long you have held your Fund shares.

      When the Fund makes a distribution of income or capital gains, the distribution is automatically invested in additional shares of that Fund unless you elect on the account application to have distributions paid by check.





------------------------------------------------------------------
[callout]
OPTIONS FOR RECEIVING DISTRIBUTION AND REDEMPTION
PROCEEDS:
-     by check
-     by electronic transfer into your bank account
-     a purchase of shares of another Stein Roe fund
-     a purchase of shares in a Stein Roe fund account of another person
[/callout]
------------------------------------------------------------------


      Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and a distribution check is returned to a Fund as undeliverable, we will change the distribution option on your account and reinvest the proceeds of the check in additional shares of that Fund. You will not receive any interest on amounts represented by uncashed distribution or redemption checks.



                                       13


      TAX CONSEQUENCES

      You are subject to federal income tax on both dividends and capital gains distributions whether you elect to receive them in cash or reinvest them in additional Fund shares. If a Fund declares a distribution in December, but does not pay it until after December 31, you will be taxed as if the distribution were paid in December. Stein Roe will process your distributions and send you a statement for tax purposes each year showing the source of distributions for the preceding year.


----------------------------------------------------------------------------------------------------------
TRANSACTION                                         TAX STATUS
----------------------------------------------------------------------------------------------------------
Income dividend                                     Ordinary income

Short-term capital gain distribution                Ordinary income

Long-term capital gain distribution                 Capital gain

Sale of shares owned one year or less               Gain is ordinary income; loss is subject to special
                                                    rules

Sale of shares owned more than one year             Capital gain or loss
----------------------------------------------------------------------------------------------------------


      In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging Fund shares. Such transactions may also be subject to federal income tax.

      This tax information provides only a general overview. It does not apply if you invest in a tax-deferred retirement account such as an IRA. Please consult your own tax advisor about the tax consequences of an investment in the Fund.

THE FUNDS' MANAGEMENT


INVESTMENT ADVISOR Colonial Management Associates, Inc. (Colonial), One
      Financial Center, manages the Fund's day-to day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Colonial has been an investment advisor since 1931. As of September 30, 2001, Colonial managed over $14 billion in assets. For the fiscal year ended June 30, 2001, the Fund paid aggregate fees of 0.74% of average net assets to Colonial.



      Colonial's investment advisory business is managed together with the mutual funds and institutional investment advisory business of its affiliate, Stein Roe & Farnham Incorporated (Stein Roe). Colonial is part of a larger business unit known as Liberty Funds Group LLC (LFG) that includes several separate legal entities. The LFG business unit and Stein Roe are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial and Stein Roe are registered investment advisors. Colonial, the other entities that make up LFG and Stein Roe are subsidiaries of Liberty Financial Companies, Inc.



                                       14


PORTFOLIO MANAGERS

      Harvey B. Hirschhorn, a senior vice president of Colonial, is a co-manager for the Fund and has co-managed the Fund since August, 2000. Mr. Hirschhorn has been affiliated with and has managed various other funds for Stein Roe since 1973.

      Scott Schermerhorn, a senior vice president of Colonial, is a co-manager for the Fund and has co-managed the Fund since August, 2000. Mr. Schermerhorn has managed various other funds at Colonial since October, 1998. Prior to joining Colonial, Mr. Schermerhorn was the head of the value team at Federated Investors from May 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.


                                       15

APPENDIX A

MORNINGSTAR CATEGORIES In an effort to distinguish funds by what they own, as well as by their prospectus objectives and styles, Morningstar, Inc. (Morningstar) developed the Morningstar categories. While the prospectus objective identifies a fund's investment goals based on the wording in the fund prospectus, the Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). Morningstar may change a fund's category assignment from time to time.

      Morningstar places domestic equity funds in a category based on the style and size of the stocks they typically own. The style and size parameters are based on the divisions used in the investment style box: Value, Blend, or Growth style and Small, Middle, or Large median market capitalization (see "Morningstar Style Box" below for more details on style methodology). By reviewing their investment style over the past three years, Morningstar places domestic equity funds in one of the following nine categories:
      Large Growth, Large Blend, Large Value, Mid-Cap Growth, Mid-Cap Blend, Mid-Cap Value, Small Growth, Small Blend, and Small Value. Morningstar also includes several other domestic equity categories, including:
      Specialty Health Care, Specialty Technology, Specialty Utilities, Specialty Communications, Specialty Financials, Specialty Real Estate, Specialty Natural Resources, Convertible Bond, and Domestic Hybrid.

MORNINGSTAR STYLE BOX The style box is a snapshot in time. It identifies the fund's investment style as of a particular date. The Morningstar category is based on style box information from the trailing 36 months. It provides a general picture of the fund's investment style over the past three years.

      The Morningstar equity style box is a nine-box matrix that displays both the fund's investment methodology and the size of the companies in which it invests. Set forth below is the nine-box matrix.



  VALUE      BLEND    GROWTH
---------------------------------------------
  1          2        3              LARGE
---------------------------------------------
  4          5        6              MID-CAP
---------------------------------------------
  7          8        9              SMALL
---------------------------------------------

      The equity style box for domestic stock funds comprises two components:
      MARKET CAPITALIZATION on the vertical axis and VALUATION on the horizontal axis.

      Market Capitalization: Morningstar ties market cap to the relative movements of the market. The top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large-cap, the next 15% of the 5000 are mid-cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are small-cap.

      Morningstar then determines a fund's market cap by ranking the stocks in a fund's portfolio from the largest market-capitalized stock to the smallest, and then calculating the average weighted market capitalization of the stocks in the middle quintile (middle 40th percentile to 60th percentile) of the portfolio. After a fund's market cap has been determined, Morningstar places the fund in the large-cap, mid-cap or small-cap group noted above.


                                       16


      Valuation: Morningstar categorizes funds by comparing the stocks in their portfolios with the most relevant of the three market cap groups. Specifically, each stock in Morningstar's equities database receives a price-to-earnings (P/E) score and a price-to-book (P/B) score. This is derived by dividing each stock's P/E and P/B by the asset-weighted median P/E and asset-weighted median P/B, respectively, of the stock's market cap group. For example, to calculate the asset-weighted median P/E, Morningstar first ranks the P/E ratios of the stocks in each market-cap group from highest to lowest, then counts down by their market caps until it reaches the 50th percentile of that market-cap group. The P/E ratio attached to that stock is the asset-weighted median P/E. Morningstar does the same to find the asset-weighted median P/B. Next, Morningstar calculates the P/E style box Score and the P/B style box Score for each fund by ranking the stocks in a fund's portfolio by their P/E Scores and P/B Scores, respectively, and then calculating an average weighted P/E score and an average weighted P/B score from the stocks in the middle quintile of each fund's portfolio. These average weighted scores are the P/E style box Score and the P/B style box Score of the fund's portfolio.

      For each measure, 1.00 represents the market-cap group average. If the fund has a P/E style box score + P/B style box Score that exceeds 2.25, the fund is categorized as growth. If the combined score falls below 1.75, the fund is categorized as value. Finally, if the score is between 1.75 and 2.25, the fund is categorized as blend.


                                       17


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                                       18

FOR MORE INFORMATION

You can obtain more information about the Fund's investments in the Fund's semiannual and annual reports to investors. These reports discuss the market conditions and investment strategies that affected the Fund's performance over the past six months and year.

You may wish to read the Fund's SAI for more information. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus and you are deemed to have been told of its contents.

To obtain free copies of the Fund's semiannual and annual reports, latest quarterly profile, or the SAI or to request other information about the Fund, write or call:

Stein Roe Mutual Funds
One South Wacker Drive
Suite 3200
Chicago, IL 60606
800-338-2550
www.steinroe.com

Text-only versions of all Fund documents can be viewed online or downloaded from the SEC at www.sec.gov. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC, by calling 800-SEC-0330, or by sending your request and the appropriate fee to the SEC's public reference section, Washington, DC 20549-6009.



Investment Company Act file number:
Liberty Funds Trust VI:  811-6529
-     Liberty Growth & Income Fund





                       LIBERTY FUNDS DISTRIBUTOR, INC.




779-01/525D-1000



LIBERTY SMALL-CAP VALUE FUND                        PROSPECTUS, NOVEMBER 1, 2001
--------------------------------------------------------------------------------


CLASS A, B AND C SHARES

Advised by Colonial Management Associates, Inc.



Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


TABLE OF CONTENTS


THE FUND                                                                       2
--------------------------------------------------------------------------------

Investment Goal.............................................................   2

Principal Investment Strategies.............................................   2

Principal Investment Risks..................................................   2

Performance History.........................................................   4

Your Expenses...............................................................   6

YOUR ACCOUNT                                                                   7
--------------------------------------------------------------------------------

How to Buy Shares...........................................................   7

Sales Charges...............................................................   8

How to Exchange Shares......................................................  12

How to Sell Shares..........................................................  12

Fund Policy on Trading of Fund Shares.......................................  14

Distribution and Service Fees...............................................  14

Other Information About Your Account........................................  15

MANAGING THE FUND                                                             18
--------------------------------------------------------------------------------

Investment Advisor..........................................................  18

Portfolio Managers..........................................................  18

FINANCIAL HIGHLIGHTS                                                          19
--------------------------------------------------------------------------------


---------------------------
Not FDIC  May Lose Value
          -----------------
Insured   No Bank Guarantee
---------------------------

THE FUND


UNDERSTANDING VALUE INVESTING

In managing the Fund, the advisor uses a value investing strategy that focuses on buying stocks cheaply when they are under-valued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization equities.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization stocks. Small capitalization stocks are stocks which have market values at the time of investment of between $20 million and the largest market capitalization in the Russell 2000 Index (approximately $1.9 billion as of September 30, 2001). In addition, any stock that is included in the Standard and Poor's 600 Small Cap Index is considered a small capitalization stock. When purchasing securities for the Fund, the Fund's investment advisor may choose securities of companies it believes are undervalued.



At times, the Fund's investment advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.


In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


Management risk means that the advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.



                                                                               2





Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.



Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.



Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                                                               3




UNDERSTANDING PERFORMANCE

Calendar year total returns show the Fund's Class A share performance for each of the last ten complete calendar years. It includes the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.


AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. It includes the effects of Fund expenses. The table shows each class's returns with sales charges.


The Fund's returns are compared to the Russell 2000 Index (Russell Index) and the Standard & Poor's 600 Small Cap Index (S&P 600 Index), each of which is an unmanaged index that tracks the performance of small capitalization stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares excluding sales charges. The performance table following the bar chart shows how the Fund's average annual returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance soes not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.


CALENDAR YEAR TOTAL RETURNS (CLASS A)
--------------------------------------------------------------------------------

[BAR CHART]

Year
1991               18.96%
1992               20.65%
1993               18.83%
1994                6.30%
1995               37.55%
1996               18.35%
1997               23.88%
1998               -6.16%
1999                4.13%
2000               18.96%


                                        For period shown in bar chart:
The Fund's year-to-date total           Best quarter: 1st quarter 1991, +19.88%
return through September 30, 2001       Worst quarter: 3rd quarter 1998, -26.10%
was -9.08%.



                                                                               4




AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                   1 YEAR         5 YEARS        10 YEARS
Class A (%)                         12.12          9.94           14.89
--------------------------------------------------------------------------------
Class B (%)                         13.11          10.16          14.88(1)
--------------------------------------------------------------------------------
Class C (%)                         17.07          10.46(1)       15.16(1)
--------------------------------------------------------------------------------
S&P Small Cap 600 Index (%)         11.80          13.57          17.44
--------------------------------------------------------------------------------
Russell 2000 Index (%)              -3.02          10.31          15.53


(1) Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares. Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer classes of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer classes of shares would be lower. Class A shares were initially offered on July 25, 1986, Class B shares were initially offered on November 9, 1992, and Class C shares were initially offered on January 15, 1996.


                                                                               5





UNDERSTANDING EXPENSES

SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.


ANNUAL FUND OPERATING EXPENSES are deducted from the Fund. They include management fees, 12b-1 fees and other administrative costs including pricing and custody services.


EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

- $10,000 initial investment

- 5% total return for each year

- Fund operating expenses remain the same

- Assumes reinvestment of all dividends and distributions

- Assumes Class B shares to convert to Class A shares after eight years


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

SHAREHOLDER FEES (2) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                     CLASS A     CLASS B     CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                5.75        0.00        0.00
------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the
lesser of purchase price or redemption price)         1.00(3)      5.00        1.00
------------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of
amount redeemed, if applicable)                         (4)          (4)         (4)

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                     CLASS A     CLASS B     CLASS C
Management fee  (%)                                    0.80        0.80        0.80
------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)              0.25        1.00        1.00
------------------------------------------------------------------------------------
Other expenses  (%)                                    0.53        0.53        0.53
------------------------------------------------------------------------------------
Total annual fund operating expenses  (%)              1.58        2.33        2.33

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------

CLASS                                     1 YEAR     3 YEARS     5 YEARS    10 YEARS
Class A                                     $726     $1,045       $1,386      $2,345
------------------------------------------------------------------------------------
Class B: did not sell your shares           $236       $727       $1,245      $2,479
         sold all your shares at
         the end of the period              $736     $1,027       $1,445      $2,479
------------------------------------------------------------------------------------
Class C: did not sell your shares           $236       $727       $1,245      $2,666
         sold all your shares at
         the end of the period              $336       $727       $1,245      $2,666

(2) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(3) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(4)      There is a $7.50 charge for wiring sale proceeds to your bank.


                                                                               6


YOUR ACCOUNT


INVESTMENT MINIMUMS

Initial Investment......................................................  $1,000
Subsequent Investments..................................................     $50
Automatic Investment Plan*..............................................     $50
Retirement Plans*.......................................................     $25


* The initial investment minimum of $1,000 is waived on these plans.


The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
--------------------------------------------------------------------------------


METHOD                INSTRUCTIONS
Through your          Your financial advisor can help you establish your account
financial advisor     and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor firm must
                      receive your request prior to the close of the New York
                      Stock Exchange (NYSE), usually 4:00 p.m. Eastern time.
                      Your financial advisor may charge you fees for executing
                      the purchase for you.
--------------------------------------------------------------------------------
By check              For new accounts, send a completed application and check
(new account)         made payable to the Fund to the transfer agent, Liberty
                      Funds Services, Inc., P.O. Box 1722, Boston, MA
                      02105-1722.
--------------------------------------------------------------------------------
By check              For existing accounts, fill out and return the additional
(existing account)    investment stub included in your quarterly statement, or
                      send a letter of instruction including your Fund name and
                      account number with a check made payable to the Fund to
                      Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA
                      02105-1722.
--------------------------------------------------------------------------------
By exchange           You or your financial advisor may acquire shares by
                      exchanging shares you own in one fund for shares of the
                      same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market
                      fund. To exchange by telephone, call 1-800-422-3737.
--------------------------------------------------------------------------------
By wire               You may purchase shares by wiring money from your bank
                      account to your fund account. To wire funds to your fund
                      account, call 1-800-422-3737 to obtain a control number
                      and the wiring instructions.
--------------------------------------------------------------------------------
By electronic         You may purchase shares by electronically transferring
funds transfer        money from your bank account to your fund account by
                      calling 1-800-422-3737. An electronic funds transfer may
                      take up to two business days to settle and be considered
                      in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate
                      section of the application.
--------------------------------------------------------------------------------
Automatic            You can make monthly or quarterly investments automatically
investment plan      from your bank account to your fund account.  You can select a pre-authorized amount to be sent via electronic funds
                     transfer. Be sure to complete the appropriate section of
                     the application for this feature.
--------------------------------------------------------------------------------
Automated dollar     You can purchase shares for your account by exchanging $100
cost averaging       or more each month from another fund for shares of the
                     same class of the Fund at no additional cost. You must
                     have a current balance of at least $5,000 in the fund the
                     money is coming from. The designated amount will be
                     exchanged on the third Tuesday of each month. Exchanges
                     will continue so long as your fund balance is sufficient
                     to complete the transfers. You may terminate your program
                     or change the amount of the exchange (subject to the $100
                     minimum) by calling 1-800-422-3737. Be sure to complete
                     the appropriate section of the account application for
                     this feature.
--------------------------------------------------------------------------------
By dividend          You may automatically invest dividends distributed by
diversification      another fund into the same class of shares of the Fund at
                     no additional sales charge. To invest your dividends in
                     another fund, call 1-800-345-6611.



                                                                               7


CHOOSING A SHARE CLASS

The Fund offers three classes of shares in this prospectus -- CLASS A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor firm does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you.

The Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other investors. Class Z shares are made available through a separate prospectus provided to eligible institutional and other investors.


SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, these sales charges are waived, as described below and in the Statement of Additional Information.


CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. A portion of the sales charge is paid as a commission to your financial advisor firm on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


CLASS A SALES CHARGES
--------------------------------------------------------------------------------

                                                                  % OF OFFERING
                                       AS A % OF                      PRICE
                                      THE PUBLIC       AS A %      RETAINED BY
                                       OFFERING       OF YOUR       FINANCIAL
AMOUNT OF PURCHASE                       PRICE       INVESTMENT   ADVISOR FIRM
Less than $50,000                        5.75           6.10          5.00
--------------------------------------------------------------------------------
$50,000 to less than $100,000            4.50           4.71          3.75
--------------------------------------------------------------------------------
$100,000 to less than $250,000           3.50           3.63          2.75
--------------------------------------------------------------------------------
$250,000 to less than $500,000           2.50           2.56          2.00
--------------------------------------------------------------------------------
$500,000 to less than $1,000,000         2.00           2.04          1.75
--------------------------------------------------------------------------------
$1,000,000 or more                       0.00           0.00          0.00


Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.



                                                                               8




UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES (CDSC)

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.


For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

PURCHASES OVER $1 MILLION
--------------------------------------------------------------------------------

AMOUNT PURCHASED                                           COMMISSION %
First $3 million                                               1.00
--------------------------------------------------------------------------------
$3 million to less than $5 million                             0.80
--------------------------------------------------------------------------------
$5 million to less than $25 million                            0.50
--------------------------------------------------------------------------------
$25 million or more                                            0.25

The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.


REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children reaches a sales charge discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.



CLASS B SHARES Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor firm an up-front commission on sales of Class B shares as described in the charts below.



                                                                               9




PURCHASES OF LESS THAN $250,000:

CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD
Through first year                                             5.00
-------------------------------------------------------------------------
Through second year                                            4.00
-------------------------------------------------------------------------
Through third year                                             3.00
-------------------------------------------------------------------------
Through fourth year                                            3.00
-------------------------------------------------------------------------
Through fifth year                                             2.00
-------------------------------------------------------------------------
Through sixth year                                             1.00
-------------------------------------------------------------------------
Longer than six years                                          0.00

Commission to financial advisors is 5.00%.
Automatic conversion to Class A shares is eight years after purchase.


You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor firm which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisor firms are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating firms, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating firms, Rights of Accumulation apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children is at or above a discount level, your next purchase will be subject to the lower CDSC and the applicable reduced holding period.


PURCHASES OF $250,000 TO LESS THAN $500,000:

CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD
Through first year                                             3.00
-------------------------------------------------------------------------
Through second year                                            2.00
-------------------------------------------------------------------------
Through third year                                             1.00
-------------------------------------------------------------------------
Longer than three years                                        0.00

Commission to financial advisors is 2.50%.
Automatic conversion to Class A shares is four years after purchase.


                                                                              10



PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD
Through first year                                             3.00
-------------------------------------------------------------------------
Through second year                                            2.00
-------------------------------------------------------------------------
Through third year                                             1.00

Commission to financial advisors is 1.75%.
Automatic conversion to Class A shares is three years after purchase.


If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor that does not, the exchanged or transferred shares will retain the pre-existing CDSC but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.



CLASS C SHARES Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor firm an up-front commission of 1.00% on sales of Class C shares.


CLASS C SALES CHARGES
--------------------------------------------------------------------------------

YEARS AFTER PURCHASE                             % DEDUCTED WHEN SHARES ARE SOLD
Through first year                                            1.00
--------------------------------------------------------------------------------
Longer than one year                                          0.00


                                                                              11





HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.



HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.


When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.


                                                                              12




OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
--------------------------------------------------------------------------------


METHOD                INSTRUCTIONS
Through your          You may call your financial advisor to place your sell
financial advisor     order. To receive the current trading day's price, your
                      financial advisor firm must receive your request prior to
                      the close of regular trading on the NYSE, usually 4:00
                      p.m. Eastern time. Your financial advisor may charge you
                      fees for executing a redemption for you.
--------------------------------------------------------------------------------
By exchange           You or your financial advisor may sell shares by
                      exchanging from the Fund into the same share class of
                      another fund at no additional cost. To exchange by
                      telephone, call 1-800-422-3737.
--------------------------------------------------------------------------------
By telephone          You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the
                      Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day
                      period. You do not need to set up this feature in advance
                      of your call. Certain restrictions apply to retirement
                      accounts. For details, call 1-800-345-6611.
--------------------------------------------------------------------------------
By mail               You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the
                      address below. In your letter of instruction, note the
                      Fund's name, share class, account number, and the dollar
                      value or number of shares you wish to sell. All account
                      owners must sign the letter, and signatures must be
                      guaranteed by either a bank, a member firm of a national
                      stock exchange or another eligible guarantor institution.
                      Additional documentation is required for sales by
                      corporations, agents, fiduciaries, surviving joint owners
                      and individual retirement account owners. For details,
                      call 1-800-345-6611.

                      Mail your letter of instruction to Liberty Funds Services,
                      Inc., P.O. Box 1722, Boston, MA 02105-1722.
--------------------------------------------------------------------------------
By wire               You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your
                      telephone request. Be sure to complete the appropriate
                      section of the account application for this feature.
--------------------------------------------------------------------------------
By systematic         You may automatically sell a specified dollar amount or
withdrawal plan       percentage of your account on a monthly, quarterly or
                      semi-annual basis and have the proceeds sent to you if
                      your account balance is at least $5,000. This feature is
                      not available if you hold your shares in certificate form.
                      All dividend and capital gains distributions must be
                      reinvested. Be sure to complete the appropriate section of the account application for this feature.
--------------------------------------------------------------------------------
By electronic         You may sell shares and request that the proceeds be
funds transfer        electronically transferred to your bank.  Proceeds may
                      take up to two business days to be received by your bank.
                      You must set up this feature prior to your request. Be
                      sure to complete the appropriate section of the account
                      application for this feature.



                                                                              13





FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.



DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class B shares.



                                                                              14



OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for Class B and C shares. Certificates will be issued for Class A shares only if requested. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.


                                                                              15



UNDERSTANDING FUND DISTRIBUTIONS


The Fund earns income from the securities it holds. The Fund also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains, generally based on the number of shares you own at the time these distributions are declared.



DIVIDENDS, DISTRIBUTIONS, AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS
--------------------------------------------------------------------------------

Dividend Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.
--------------------------------------------------------------------------------
Capital gains Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


DISTRIBUTION OPTIONS The Fund distributes dividends semi-annually and declares and pays any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.



If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.


DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

Reinvest all distributions in additional shares of your current fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

- send the check to your address of record
- send the check to a third party address
- transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund. All subsequent distributions will be reinvested.



                                                                              16





TAX CONSEQUENCES Unless you are an entity exempt from income taxes, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.


                                                                              17

MANAGING THE FUNDS



INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Colonial Management Associates, Inc. (Colonial), located at One Financial Center, Boston, Massachusetts 02111, is the Fund's investment advisor. In its duties as investment advisor, Colonial runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Colonial has been an investment advisor since 1931. As of September 30, 2001, Colonial managed over $14 billion in assets.



Colonial's investment advisory business is managed together with the mutual funds and institutional investment advisory businesses of its affiliate, Stein Roe & Farnham Incorporated (Stein Roe). Colonial is part of a larger business unit known as Liberty Funds Group LLC (LFG) that includes several separate legal entities. The LFG business unit and Stein Roe are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial and Stein Roe are registered investment advisors. Colonial, the other entities that make up LFG and Stein Roe are subsidiaries of Liberty Financial Companies, Inc.



For the 2001 fiscal year, aggregate advisory fees paid to Colonial by the Fund amounted to 0.80% of average daily net assets of the Fund.


Colonial can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
DANIEL K. CANTOR, CFA, a senior vice president of Colonial, is a co-manager of the Fund and has co-managed the Fund since August, 2000. Mr. Cantor has managed or co-managed various other funds for Stein Roe since 1994 and was a senior equity analyst for Stein Roe from 1985 through 1994.



JEFFREY C. KINZEL, CFA, a senior vice president of Colonial, is a co-manager of the Fund and has co-managed the Fund since August, 2000. Mr. Kinzel has been a portfolio manager for Stein Roe since 1996 and was an analyst for Stein Roe from 1991 through 1999.



                                                                              18


FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years, which run from July 1 to June 30. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

THE FUND
--------------------------------------------------------------------------------


                                                                           Year ended June 30,
                                                    2001                          2000                           1999
                                                    ----                          ----                           ----
                                         Class A   Class B   Class C   Class A   Class B   Class C  Class A    Class B   Class C
 Net asset value --
 Beginning of period ($)                   32.56      30.64   31.50      30.36     28.78     29.59     34.21     32.67    33.59
--------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS ($):
 Net investment loss (a)                   (0.06)    (0.31)   (0.31)     (0.10)    (0.31)   (0.32)    (0.16)     (0.36)   (0.37)
--------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain
 (loss) on investments                      6.38      5.94     6.11       2.30      2.17     2.23     (3.69)     (3.53)   (3.63)
--------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations           6.32      5.63     5.80       2.20      1.86     1.91     (3.85)     (3.89)   (4.00)
--------------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS DECLARED
 TO SHAREHOLDERS ($):
 From net realized gains                   (1.39)    (1.39)   (1.39)      ---       ---       ---       ---       ---      ---
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value--
 End of period ($)                         37.49      34.88   35.91      32.56     30.64     31.50     30.36     28.78    29.59
--------------------------------------------------------------------------------------------------------------------------------
 Total return (b) (%)                      19.86      18.83   18.85       7.25      6.46     6.45     (11.25)   (11.91)  (11.91)
--------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (%):
 Expenses                                   1.58      2.33     2.33      1.49(c)    2.24(c)  2.24(c)   1.49(c)    2.24(c) 2.24(c)
--------------------------------------------------------------------------------------------------------------------------------
 Net investment loss (c)                   (0.18)    (0.93)   (0.93)     (0.33)    (1.08)   (1.08)    (0.57)     (1.32)   (1.32)
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)                 29         29       29         77        77       77        53         53       53
--------------------------------------------------------------------------------------------------------------------------------
 Net assets at end of period (000) ($)   137,042   240,252   27,886    138,969   238,607   27,400   263,436    307,252   35,987


(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.


                                                                              19


FINANCIAL HIGHLIGHTS


THE FUND
--------------------------------------------------------------------------------

                                                                                      Year ended June 30,
                                                                           1998                                1997
                                                               Class A    Class B     Class C    Class A     Class B      Class C(b)
 Net asset value --
 Beginning of period ($)                                         30.57      29.49      30.24       26.48       25.77      26.40
------------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS ($):
 Net investment loss (a)                                         (0.10)     (0.34)     (0.35)      (0.00)      (0.20)     (0.21)
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain
 on investments                                                   5.79       5.57       5.75        5.07        4.90       5.03
------------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                                 5.69       5.23       5.40        5.07        4.70       4.82
------------------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS DECLARED
 TO SHAREHOLDERS ($):
 From net realized gains                                         (2.03)     (2.03)     (2.03)      (0.98)      (0.98)     (0.98)
------------------------------------------------------------------------------------------------------------------------------------
 In excess of net realized gains                                 (0.02)     (0.02)     (0.02)        ---        ---         ---
------------------------------------------------------------------------------------------------------------------------------------
 Total Distributions
 Declared to Shareholders                                        (2.05)     (2.05)     (2.05)      (0.98)      (0.98)     (0.98)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value-
 End of period ($)                                               34.21      32.67      33.59       30.57       29.49      30.24
------------------------------------------------------------------------------------------------------------------------------------
 Total return (c) (%)                                            18.95      18.05      18.17       19.54       18.63      18.64
------------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (%):
 Expenses (d)                                                     1.42       2.17       2.17        1.32        2.07       2.07
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income (d)                                       (0.28)     (1.03)     (1.03)      (0.01)      (0.76)     (0.76)
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)                                        35         35         35          54          54         54
------------------------------------------------------------------------------------------------------------------------------------
 Net assets at end of period (000) ($)                         401,929    370,699     38,562     131,151     178,234      8,194

(a) Per share data was calculated using average shares outstanding during the period.

(b)   Class D shares were redesignated Class C shares on July 1, 1997.





(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.






(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.






                                                                              20


NOTES
--------------------------------------------------------------------------------































                                                                              21


NOTES
--------------------------------------------------------------------------------






























                                                                              22



NOTES
--------------------------------------------------------------------------------





























                                                                              23


FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
 www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust VI: 811-6529


- Liberty Small-Cap Value Fund


--------------------------------------------------------------------------------

                           [LIBERTY FUNDS LETTERHEAD]


769-01/552D-1000


LIBERTY SMALL-CAP VALUE FUND
-------------------------------------------------------------------------------


PROSPECTUS NOVEMBER 1, 2001


CLASS Z SHARES

Advised by Colonial Management Associates, Inc.





Only eligible investors may purchase Class Z shares. See "Your Account - Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


TABLE OF CONTENTS


The Fund                                                  2
-----------------------------------------------------------

Investment Goal.........................................  2

Principal Investment Strategies.........................  2

Principal Investment Risks..............................  2

Performance History.....................................  4

Your Expenses...........................................  6

YOUR ACCOUNT                                              7
-----------------------------------------------------------

How to Buy Shares.......................................  7

Eligible Investors......................................  8

Sales Charges...........................................  9

How to Exchange Shares..................................  9

How to Sell Shares......................................  9

Fund Policy on Trading of Fund Shares .................. 11

Other Information About Your Account.................... 11



MANAGING THE FUND                                        14
-----------------------------------------------------------

Investment Advisor...................................... 14

Portfolio Managers...................................... 14

FINANCIAL HIGHLIGHTS                                     15
-----------------------------------------------------------


--------------------------------
Not FDIC       May Lose Value
               -----------------
Insured        No Bank Guarantee
--------------------------------


THE FUND
-------------------------------------------------------------------------------

UNDERSTANDING VALUE INVESTING

In managing the Fund, the advisor uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.

INVESTMENT GOAL
-------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization equities.


PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization stocks. Small capitalization stocks are stocks which have market values at the time of investment of between $20 million and the largest market capitalization in the Russell 2000 Index (approximately $1.9 billion as of September 30, 2001). In addition, any stock that is included in the Standard & Poor's 600 Small Cap Index is considered a small capitalization stock. When purchasing securities for the Fund, the Fund's investment advisor may choose securities of companies it believes are undervalued.



At times, the Fund's investment advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.


In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.


PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


Management risk means that the advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.


                                                                               2


Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.



Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.



Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                               3

UNDERSTANDING PERFORMANCE

CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each of the last ten complete calendar years. It includes the effects of Fund expenses.

AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's performance over the past one-year, five-year and ten-year periods. It includes the effects of Fund expenses.

The Fund's returns are compared to the Russell 2000 Index (Russell Index) and the Standard & Poor's 600 Small Cap Index (S&P 600 Index), each of which is an unmanaged index that tracks the performance of small capitalization stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.


PERFORMANCE HISTORY
-------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.



  CALENDAR YEAR TOTAL RETURNS (CLASS Z)(1)
-------------------------------------------------------------------------------

[BAR CHART]

Year

1991       18.96%
1992       20.65%
1993       18.83%
1994        6.30%
1995       37.71%
1996       18.70%
1997       24.22%
1998       -5.96%
1999        4.42%
2000       19.27%



The Fund's year-to-date total return through September 30, 2001 was -9.02%.


For period shown in bar chart:


Best quarter: 1st quarter 1991, +19.88%
Worst quarter: 3rd quarter 1998, -26.04%


                                                                               4


  AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------

                       1 YEAR    5 YEARS  10 YEARS
                       ------    -------  --------

Class Z (%)             19.27     11.55     15.73(1)
-------------------------------------------------------------------------------
S&P Small Cap 600
Index (%)               11.80     13.57     17.44
-------------------------------------------------------------------------------
Russell 2000 Index
(%)                     -3.02     10.31     15.53




(1) Class Z is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. Class A share returns are not restated to reflect any differences in expenses between Class A shares and the newer class of shares. The Class A share returns have been adjusted to take into account the fact that Class Z shares are sold without sales charges. If differences in expenses were reflected, the returns for Class A shares were initially offered on July 25, 1986 and Class Z shares were initially offered on July 31, 1995.


                                                                               5


UNDERSTANDING EXPENSES

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund. They include management fees and administrative costs including pricing and custody services.

EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

- $10,000 initial investment

- 5% total return for each year

- Fund operating expenses remain
  the same

- Assumes reinvestment of all dividends and distributions


YOUR EXPENSES
-------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.



  SHAREHOLDER FEES (3) (PAID DIRECTLY FROM YOUR INVESTMENT)

-------------------------------------------------------------------------------

Maximum sales charge (load) on
purchases (%) (as a percentage of the
offering price)                               0.00
--------------------------------------------------
Maximum deferred sales charge
(load) on redemptions (%) (as a
percentage of the lesser of purchase
price or redemption price)                    0.00
--------------------------------------------------

Redemption fee (%) (as a
percentage of amount redeemed,
if applicable)                                 (4)
--------------------------------------------------


  ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
-------------------------------------------------------------------------------

Management fee (%)                            0.80
--------------------------------------------------
Distribution and service (12b-1)
fees (%)                                      0.00
--------------------------------------------------
Other expenses (%)                            0.53
--------------------------------------------------
Total annual fund operating
expenses (%)                                  1.33
--------------------------------------------------


  EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
-------------------------------------------------------------------------------

    1 YEAR         3 YEARS       5 YEARS      10 YEARS
     $135           $421          $729         $1,601



(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(4)      There is a $7.50 charge for wiring sale proceeds to your bank.


                                                                               6


YOUR ACCOUNT
-------------------------------------------------------------------------------

HOW TO BUY SHARES
-------------------------------------------------------------------------------

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.


  OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
-------------------------------------------------------------------------------

METHOD                          INSTRUCTIONS


Through your             Your financial advisor can help you
financial                establish your account and buy Fund shares
advisor                  on your behalf.  To receive the current
                         trading day's price, your financial advisor firm must receive your request prior to the close of the New York
                         Stock Exchange (NYSE), usually 4:00 p.m. Eastern time.
                         Your financial advisor may charge you fees for executing the purchase for you.

-------------------------------------------------------------------------------

By check                 For new accounts, send a completed
(new account)            application and check made payable to the
                         Fund to the transfer agent, Liberty Funds
                         Services, Inc., P.O. Box 1722, Boston, MA
                         02105-1722.
-------------------------------------------------------------------------------

By check                 For existing accounts, fill out and return
(existing                the additional investment stub included in
account)                 your quarterly statement, or send a letter
                         of instruction including your Fund name and
                         account number with a check made payable to
                         the Fund to Liberty Funds Services, Inc.,
                         P.O. Box 1722, Boston, MA 02105-1722.
-------------------------------------------------------------------------------

By exchange              You or your financial advisor may acquire shares by
                         exchanging shares you own in one fund for shares of the
                         same class or Class A of the Fund at no additional
                         cost.  There may be an additional charge if exchanging
                         from a money market fund.  To exchange by telephone,
                         call 1-800-422-3737.
                         -------------------------------------------------------

By wire                  You may purchase shares by wiring money from your
                         bank account to your fund account. To wire funds to your fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.
-------------------------------------------------------------------------------


By                       You may purchase shares by electronically transferring
electronic               money from your bank account to your fund account by
funds                    calling 1-800-422-3737.  An electronic funds transfer
transfer                 may take up to two business days to settle and be
                         considered in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.

-------------------------------------------------------------------------------

Automatic                You can make monthly or quarterly
investment               investments automatically from your bank
plan                     account to your fund account.  You can
                         select a pre-authorized amount to be sent via
                         electronic funds transfer. Be sure to complete the
                         appropriate section of the application for this
                         feature.
-------------------------------------------------------------------------------


By dividend              You may automatically invest dividends
diversification          distributed by another fund into the same
                         class of shares of the Fund at no additional sales charge. To invest your dividends in another fund, call
                         1-800-345-6611.


                                                                               7


ELIGIBLE INVESTORS
-------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Eligible Investors are subject to different minimum investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment

- any shareholder (or family member of such shareholder) who owned shares of any of the funds of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who has since then continued to own shares of any funds distributed by Liberty Funds Distributor, Inc., the Fund's distributor;

- any trustee of Liberty Acorn Trust, any employee of Liberty Wanger Asset Management, L.P., or a member of the family of such trustee or employee; and

- any person or entity listed in the account registration for any account (such as joint owners, trustees, custodians, and designated beneficiaries) that held shares of any of the funds of Liberty Acorn Trust on September 29, 2000 and that has since then continued to hold shares of any fund distributed by Liberty Funds Distributor, Inc.

$100,000 minimum initial investment

- clients of broker-dealers or registered investment advisors that both recommend the purchase of Fund shares and charge such clients an asset-based fee;

- any insurance company, trust company or bank purchasing shares for its own account;

-     any endowment, investment company or foundation; and

- clients of investment advisory affiliates of the distributor provided that the clients meet certain criteria established by the distributor and its affiliates.

No minimum initial investment

- a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from the distributor or through a third party broker-dealer;


- any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or rollover.


                                                                               8


CHOOSING A SHARE CLASS

The Fund offers one class of shares in this prospectus -- CLASS Z.

The Fund also offers three additional classes of shares -- Class A, B and C shares are available through a separate prospectus. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.


The Fund reserves the right to change the criteria for eligible investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


SALES CHARGES
-------------------------------------------------------------------------------

Your purchases of Class Z shares are at net asset value, which is the value of a Fund share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.


HOW TO EXCHANGE SHARES
-------------------------------------------------------------------------------


You may exchange your shares for Class Z shares or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.



HOW TO SELL SHARES
-------------------------------------------------------------------------------


Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.


When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

                                                                               9


  OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
-------------------------------------------------------------------------------

METHOD                         INSTRUCTIONS


Through your             You may call your financial advisor to place
financial                your sell order.  To receive the current
advisor                  trading day's price, your financial advisor
                         firm must receive your request prior to the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing a redemption for you.

-------------------------------------------------------------------------------


By exchange              You or your financial advisor may sell shares
                         by exchanging from the Fund into Class Z shares or
                         Class A shares of another fund at no additional cost.
                         To exchange by telephone, call 1-800-422-3737.
-------------------------------------------------------------------------------

By telephone             You or your financial advisor may sell
                         shares by telephone and request that a check
                         be sent to your address of record by calling
                         1-800-422-3737, unless you have notified the
                         Fund of an address change within the
                         previous 30 days.  The dollar limit for
                         telephone sales is $100,000 in a 30-day
                         period.  You do not need to set up this
                         feature in advance of your call.  Certain
                         restrictions apply to retirement accounts.
                         For details, call 1-800-345-6611.
-------------------------------------------------------------------------------

By mail                  You may send a signed letter of instruction
                         to the address below.  In your letter of
                         instruction, note the Fund's name, share
                         class, account number, and the dollar value
                         or number of shares you wish to sell.  All
                         account owners must sign the letter, and
                         signatures must be guaranteed by either a
                         bank, a member firm of a national stock
                         exchange or another eligible guarantor
                         institution.  Additional documentation is
                         required for sales by corporations, agents,
                         fiduciaries, surviving joint owners and
                         individual retirement account owners.  For
                         details, call 1-800-345-6611.
                         Mail your letter of instruction to Liberty
                         Funds Services, Inc., P.O. Box 1722, Boston,
                         MA 02105-1722.
-------------------------------------------------------------------------------

By wire You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.


By                       You may automatically sell a specified
systematic               dollar amount or percentage of your account
withdrawal               on a monthly, quarterly or semi-annual basis
plan                     and have the proceeds sent to you if your
                         account balance is at least $5,000. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.

-------------------------------------------------------------------------------


By electronic            You may sell shares and request that the
funds                    proceeds be electronically transferred to
transfer                 your bank.  Proceeds may take up to two
                         business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.

                                                                              10


FUND POLICY ON TRADING OF FUND SHARES
-------------------------------------------------------------------------------


The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.



OTHER INFORMATION ABOUT YOUR ACCOUNT
-------------------------------------------------------------------------------

HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for Class Z shares.

                                                                              11

UNDERSTANDING FUND DISTRIBUTIONS


The Fund earns income from the securities it holds. The Fund also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains, generally based on the number of shares you own at the time these distributions are declared.


DIVIDENDS, DISTRIBUTIONS, AND TAXES The Fund has the potential to make the following distributions:


  TYPES OF DISTRIBUTIONS
-------------------------------------------------------------------------------

Dividend Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund..
-------------------------------------------------------------------------------

Capital gains     Represents net long-term capital gains on sales of
                  securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS The Fund distributes dividends semi-annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.


If you do not indicate on your application or at the time your account is established, your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.



  DISTRIBUTION OPTIONS
-------------------------------------------------------------------------------

Reinvest all distributions in additional shares of your
current fund
-------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
-------------------------------------------------------------------------------
Receive dividends in cash (see options below) and
reinvest capital gains
-------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

- send the check to your address of record

- send the check to a third party address

- transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund. All subsequent distributions will be reinvested.


                                                                              12



TAX CONSEQUENCES Unless you are an entity exempt from income taxes, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.

                                                                              13


Managing the Fund
-------------------------------------------------------------------------------



INVESTMENT ADVISOR
-------------------------------------------------------------------------------


Colonial Management Associates, Inc. (Colonial), located at One Financial Center, Boston, Massachusetts 02111, is the Fund's investment advisor. In its duties as investment advisor, Colonial runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Colonial has been an investment advisor since 1931. As of September 30, 2001, Colonial managed over $14 billion in assets.



Colonial's investment advisory business is managed together with the mutual funds and institutional investment advisory businesses of its affiliate, Stein Roe & Farnham Incorporated (Stein Roe). Colonial is part of a larger business unit known as Liberty Funds Group LLC (LFG) that includes several separate legal entities. The LFG business unit and Stein Roe are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial and Stein Roe are registered investment advisors. Colonial, the other entities that make up LFG and Stein Roe are subsidiaries of Liberty Financial Companies, Inc.



For the 2001 fiscal year, aggregate advisory fees paid to Colonial by the Fund amounted to 0.80% of average daily net assets of the Fund.


Colonial can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.


PORTFOLIO MANAGERS
-------------------------------------------------------------------------------


DANIEL K. CANTOR, CFA, a senior vice president of Colonial, is a co-manager of the Fund and has co-managed the Fund since August, 2000. Mr. Cantor has managed or co-managed various other funds for Stein Roe since 1994 and was a senior equity analyst for Stein Roe from 1985 through 1994.



JEFFREY C. KINZEL, CFA, a senior vice president of Colonial, is a co-manager of the Fund and has co-managed the Fund since August, 2000. Mr. Kinzel has been a portfolio manager for Stein Roe since 1996 and was an analyst for Stein Roe from 1991 through 1999.


                                                                              14


FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information is shown for the last five fiscal years of Class Z, which run from July 1 to June 30. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.


THE FUND
-------------------------------------------------------------------------------

                                                       Year ended June 30,
                                          2001      2000      1999      1998      1997
 Net asset value --
 Beginning of period ($)                  33.01     30.70     34.49     30.74     26.55
------------------------------------------------------------------------------------------

 INCOME FROM INVESTMENT
 OPERATIONS ($):

 Net investment income (loss) (a)          0.02     (0.02)    (0.09)    (0.01)     0.06
------------------------------------------------------------------------------------------
 Net realized and unrealized gain
 (loss)                                    6.45      2.33     (3.70)     5.81      5.11
------------------------------------------------------------------------------------------
 Total from Investment Operations          6.47      2.31     (3.79)     5.80      5.17
------------------------------------------------------------------------------------------

 LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS ($):
------------------------------------------------------------------------------------------
 From net realized gains                  (1.39)     ---       ---      (2.02)    (0.98)
------------------------------------------------------------------------------------------
 In excess of net realized gains           ---       ---       ---      (0.03)     ---
------------------------------------------------------------------------------------------
 Total Distributions Declared to
 Shareholders                             (1.39)     ---       ---      (2.05)    (0.98)
------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                        38.09     33.01     30.70     34.49     30.74
------------------------------------------------------------------------------------------
 Total return (b) (%)                     20.05      7.52    (10.99)    19.21     19.87
------------------------------------------------------------------------------------------
 Ratios to average net assets (%):
 Expenses(c)                               1.33      1.24      1.24      1.17      1.07
------------------------------------------------------------------------------------------
 Net investment income (loss)(c)           0.07     (0.08)    (0.32)    (0.03)     0.24
------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)                 29        77        53        35        54
------------------------------------------------------------------------------------------
 Net assets at end of period
 (000) ($)                                   21    11,431    11,654     6,298     4,825


---------------






(a) Per share data was calculated using average shares outstanding during the period.



(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.








(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.







FOR MORE INFORMATION
-------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
 www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:


Liberty Funds Trust VI: 811-6529
- Liberty Small-Cap Value Fund



[LIBERTY FUNDS LETTERHEAD]

LIBERTY NEWPORT ASIA PACIFIC FUND                   PROSPECTUS, NOVEMBER 1, 2001
--------------------------------------------------------------------------------



CLASS A, B AND C SHARES

Advised by Newport Fund Management, Inc.



Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


TABLE OF CONTENTS


THE FUND
--------------------------------------------------------------------------------
Investment Goal............................................................
Principal Investment Strategies............................................
Principal Investment Risks.................................................
Performance History........................................................
Your Expenses..............................................................

YOUR ACCOUNT
--------------------------------------------------------------------------------
How to Buy Shares..........................................................
Sales Charges..............................................................
How to Exchange Shares.....................................................
How to Sell Shares.........................................................
Fund Policy on Trading of Fund Shares......................................
Distribution and Service Fees..............................................
Other Information About Your Account.......................................

MANAGING THE FUND
--------------------------------------------------------------------------------
Investment Advisor.........................................................
Portfolio Managers.........................................................

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


--------------------------
NOT FDIC   MAY LOSE VALUE
          -----------------
INSURED   NO BANK GUARANTEE
--------------------------

THE FUND
--------------------------------------------------------------------------------


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its total assets in stocks of companies whose principal activities are in Asia or the Pacific Basin. These countries may include Australia, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, the People's Republic of China, the Philippines, Singapore, South Korea, Taiwan and Thailand. The Fund's investment advisor will determine where a company's principal activities are located by considering its country of organization, the principal trading market for its stocks and the source of its revenues and location of its assets. The Fund may invest in stocks of companies of any size, whose earnings, the advisor believes, are in a strong growth trend or are undervalued.


At times, the Fund's investment advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.


In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


Management risk means that the advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.


Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the

THE FUND



Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.



Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Many of the Pacific Basin economies are considered emerging markets.



Because the Fund's investments are concentrated in Asia and the Pacific Basin, the Fund is particularly susceptible to regional risks. Events in any one country may impact the other countries or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility. Increased social or political unrest in some or all of these countries could cause further economic and market uncertainty.



Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.



Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.



As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer. This may increase issuer risk and, therefore, the Fund may have a greater risk of loss than a similar diversified mutual fund.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND



UNDERSTANDING PERFORMANCE


CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each complete calendar year since it commenced operations. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.



AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year and the life of the Fund periods. They include the effects of Fund expenses. The table shows the returns of each share class and includes the effects of sales charges.


The Fund's returns are compared to the Morgan Stanley Capital International All Country Asia Pacific Free Index (MSCI Index), an unmanaged index that tracks the performance of Asia Pacific Securities. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.



PERFORMANCE HISTORY
--------------------------------------------------------------------------------


The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares excluding sales charges. The performance table following the bar chart shows how the Fund's average annual returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or loss on sale.



CALENDAR YEAR TOTAL RETURNS (CLASS A)
--------------------------------------------------------------------------------


[BAR CHART]


Year
1999               121.46%
2000               -31.93%



                                     For period shown in bar chart:
The Fund's year-to-date total        Best quarter: 4th quarter 1999, +35.67%
return through September 30, 2001    Worst quarter:  4th  quarter 2000, -15.18%
was  - 29.52%.



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------



                                INCEPTION                            LIFE OF THE
                                  DATE              1 YEAR              FUND
Class A (%)                      8/19/98            -35.84              30.83
--------------------------------------------------------------------------------
Class B (%)                      8/19/98            -35.67              32.37
--------------------------------------------------------------------------------
Class C (%)                      8/19/98            -33.08              33.17
--------------------------------------------------------------------------------
MSCI Index (%)                     N/A              -28.44              17.13(1)



(1) Performance information is from August 31, 1998.

THE FUND


UNDERSTANDING EXPENSES

SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.


ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including pricing and custody services.


EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

- $10,000 initial investment

- 5% total return for each year

- Fund operating expenses remain the same

- Assumes reinvestment of all dividends and distributions

- Assumes Class B shares convert to Class A shares after eight years


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


SHAREHOLDER FEES (2) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                  CLASS A     CLASS B    CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)            5.75         0.00       0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the
lesser of purchase price or redemption price)      1.00(3)      5.00       1.00
--------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of
amount redeemed, if applicable)                     (4)          (4)        (4)


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                                 CLASS A     CLASS B     CLASS C
Management fee(5) (%)                              1.25        1.25        1.25
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)          0.25        1.00        1.00
--------------------------------------------------------------------------------
Other expenses (%)                                 1.92        1.92        1.92
--------------------------------------------------------------------------------
Total annual fund operating expenses (5)(%)        3.42        4.17        4.17



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------


CLASS                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A                                  $900      $1,565     $2,252     $4,065
--------------------------------------------------------------------------------
Class B: did not sell your shares        $419      $1,267     $2,129     $4,191
         sold all your shares at
         the end of the period           $919      $1,567     $2,329     $4,191
--------------------------------------------------------------------------------
Class C: did not sell your shares        $419      $1,267     $2,129     $4,347
         sold all your shares at
         the end of the period           $519      $1,267     $2,129     $4,347
--------------------------------------------------------------------------------




(2) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.



(3) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.



(4) There is a $7.50 charge for wiring sale proceeds to your bank.


(5) The Fund pays a management fee of 1.00% and an administration fee of 0.25%.


(6) The Fund's advisor and administrator have voluntarily agreed to waive advisory and administration fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.90%. As a result, the actual management and administration fees for each share class would be 0.00% and total annual fund operating expenses for Class A, B and C shares would be 2.15%, 2.90% and 2.90%, respectively. This arrangement may be modified or terminated by the advisor or administrator at any time.

INVESTMENT MINIMUMS


Initial Investment..................................................      $1,000
Subsequent Investments..............................................      $   50
Automatic Investment Plan*..........................................      $   50
Retirement Plans*...................................................      $   25

* The initial investment minimum of $1,000 is waived on this plan.

The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


YOUR ACCOUNT
--------------------------------------------------------------------------------


HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.


OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
--------------------------------------------------------------------------------


METHOD                      INSTRUCTIONS
Through your                Your financial advisor can help you establish your
financial                   account and buy Fund shares on your behalf.  To
advisor                     receive the current trading day's price, your
                            financial advisor firm must receive your request
                            prior to the close of the New York Stock Exchange
                            (NYSE), usually 4:00 p.m. Eastern time. Your
                            financial advisor may charge you fees for executing
                            the purchase for you.
--------------------------------------------------------------------------------
By check                    For new accounts send a completed application and
(new account)               check made payable to the Fund to the transfer
                            agent, Liberty Funds Services, Inc., P.O. Box 1722,
                            Boston, MA 02105-1722.
--------------------------------------------------------------------------------
By check                    For existing accounts, fill out and return the
(existing                   additional investment stub included in your
account)                    quarterly statement, or send a letter of
                            instruction including your Fund name and account
                            number with a check made payable to the Fund to
                            Liberty Funds Services, Inc., P.O. Box 1722,
                            Boston, MA 02105-1722.
--------------------------------------------------------------------------------
By exchange                 You or your financial advisor may acquire shares
                            for your account by exchanging shares you own in
                            one fund for shares of the same class of the Fund
                            at no additional cost.  There may be an additional
                            charge if exchanging from a money market fund.  To
                            exchange by telephone, call 1-800-422-3737.
--------------------------------------------------------------------------------
By wire                     You may purchase shares by wiring money from your
                            bank account to your Fund account.  To wire funds
                            to your Fund account, call 1-800-422-3737 to obtain
                            a control number and the wiring instructions.
--------------------------------------------------------------------------------
By electronic               You may purchase shares by electronically
funds transfer              transferring money from your bank account to your
                            Fund account by calling 1-800-422-3737.  An
                            electronic funds transfer may take up to two
                            business days to settle and be considered in "good
                            form."  You must set up this feature prior to your
                            telephone request.  Be sure to complete the
                            appropriate section of the application.
--------------------------------------------------------------------------------
Automatic                   You can make monthly or quarterly investments
investment plan             automatically from your bank account to your Fund
                            account.  You can select a pre-authorized amount to
                            be sent via electronic funds transfer.  Be sure to
                            complete the appropriate section of the application
                            for this feature.
--------------------------------------------------------------------------------
Automated                   You can purchase shares for your account by
dollar cost                 exchanging $100 or more each month from another
averaging                   fund for shares of the same class of the Fund at no
                            additional cost.  You must have a current balance
                            of at least $5,000 in the fund the money is coming
                            from.  The designated amount will be exchanged on
                            the third Tuesday of each month.  Exchanges will
                            continue so long as your fund balance is sufficient
                            to complete the transfers.  You may terminate your
                            program or change the amount of the exchange
                            (subject to the $100 minimum) by calling
                            1-800-422-3737.  Be sure to complete the
                            appropriate section of the account application for
                            this feature.
--------------------------------------------------------------------------------
By dividend                 You may automatically invest dividends distributed
diversification             by another fund into the same class of shares of
                            the Fund at no additional sales charge.  To invest
                            your dividends in another fund, call 1-800-345-6611.

YOUR ACCOUNT


CHOOSING A SHARE CLASS

The Fund offers three classes of shares in this prospectus -- CLASS A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor firm does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you.


The Fund also offers additional classes of shares, Class S shares and Class Z shares, exclusively to certain institutional and other investors. Class S shares and Class Z shares are made available through a separate prospectus.



SALES CHARGES
--------------------------------------------------------------------------------


You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, these sales charges may be waived, as described below and in the Statement of Additional Information.



CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account. A portion of the sales charge is paid as a commission to your financial advisor firm on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


CLASS A SALES CHARGES
--------------------------------------------------------------------------------

                                                                   % OF OFFERING
                                     AS A % OF                         PRICE
                                     THE PUBLIC       AS A %        RETAINED BY
                                      OFFERING       OF YOUR         FINANCIAL
AMOUNT OF PURCHASE                     PRICE        INVESTMENT      ADVISOR FIRM
Less than $50,000                       5.75            6.10            5.00
--------------------------------------------------------------------------------
$50,000 to less than $100,000           4.50            4.71            3.75
--------------------------------------------------------------------------------
$100,000 to less than $250,000          3.50            3.63            2.75
--------------------------------------------------------------------------------
$250,000 to less than $500,000          2.50            2.56            2.00
--------------------------------------------------------------------------------
$500,000 to less than $1,000,000        2.00            2.04            1.75
--------------------------------------------------------------------------------
$1,000,000 or more                      0.00            0.00            0.00

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchased through a fee-based program.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:


PURCHASES OVER $1 MILLION
--------------------------------------------------------------------------------

AMOUNT PURCHASED                                                   COMMISSION %
First $3 million                                                       1.00
--------------------------------------------------------------------------------
$3 million to less than $5 million                                     0.80
--------------------------------------------------------------------------------
$5 million to less than $25 million                                    0.50
--------------------------------------------------------------------------------
$25 million or more                                                    0.25

YOUR ACCOUNT


UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.


The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.


REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children reaches a sales charge discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.



CLASS B SHARES Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor firm an up-front commission on sales of Class B shares as described in the charts below.


PURCHASES OF LESS THAN $250,000:


CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                    SHARES ARE SOLD
Through first year                                                    5.00
--------------------------------------------------------------------------------
Through second year                                                   4.00
--------------------------------------------------------------------------------
Through third year                                                    3.00
--------------------------------------------------------------------------------
Through fourth year                                                   3.00
--------------------------------------------------------------------------------
Through fifth year                                                    2.00
--------------------------------------------------------------------------------
Through sixth year                                                    1.00
--------------------------------------------------------------------------------
Longer than six years                                                 0.00


Commission to financial advisors is 5.00%.
Automatic conversion to Class A shares is eight years after purchase.

YOUR ACCOUNT


You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor firm which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisor firms are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating firms, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating firms, Rights of Accumulation apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children is at or above a discount level, your next purchase will be subject to the lower CDSC and the applicable reduced holding period.



PURCHASES OF $250,000 TO LESS THAN $500,000:


CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                                                 % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                    SHARES ARE SOLD
Through first year                                                     3.00
--------------------------------------------------------------------------------
Through second year                                                    2.00
--------------------------------------------------------------------------------
Through third year                                                     1.00
--------------------------------------------------------------------------------
Longer than three years                                                0.00


Commission to financial advisors is 2.50%.
Automatic conversion to Class A shares is four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:


CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                                                 % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                    SHARES ARE SOLD
Through first year                                                     3.00
--------------------------------------------------------------------------------
Through second year                                                    2.00
--------------------------------------------------------------------------------
Through third year                                                     1.00


Commission to financial advisors is 1.75%.
Automatic conversion to Class A shares is three years after purchase.

YOUR ACCOUNT



If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor which does not, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.



CLASS C SHARES Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor firm an up-front commission of 1.00% on sales of Class C shares.



CLASS C SALES CHARGES
--------------------------------------------------------------------------------

YEARS AFTER PURCHASE                             % DEDUCTED WHEN SHARES ARE SOLD
Through first year                                           1.00
--------------------------------------------------------------------------------
Longer than one year                                         0.00

YOUR ACCOUNT


HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------


You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.



HOW TO SELL SHARES
--------------------------------------------------------------------------------


Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.



When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

YOUR ACCOUNT


OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
--------------------------------------------------------------------------------


METHOD                        INSTRUCTIONS
Through your                  You may call your financial advisor to place your
financial                     sell order.  To receive the current trading day's
advisor                       price, your financial advisor firm must receive
                              your request prior to the close of regular trading
                              on the NYSE, usually 4:00 p.m. Eastern time.  Your
                              financial advisor may charge you fees for executing
                              a redemption for you.
--------------------------------------------------------------------------------
By exchange                   You or your financial advisor may sell shares by
                              exchanging from the Fund into the same share class
                              of another fund at no additional cost.
                              To exchange by telephone, call 1-800-422-3737.
--------------------------------------------------------------------------------
By telephone                  You or your financial advisor may sell shares by
                              telephone and request that a check be sent to your
                              address of record by calling 1-800-422-3737, unless
                              you have notified the Fund of an address change
                              within the previous 30 days.  The dollar limit for
                              telephone sales is $100,000 in a 30-day period.
                              You do not need to set up this feature in advance
                              of your call.  Certain restrictions apply to
                              retirement accounts.  For details, call
                              1-800-345-6611.
--------------------------------------------------------------------------------
By mail                       You may send a signed letter of instruction or
                              stock power form along with any share certificates
                              to be sold to the address below.  In your letter of
                              instruction, note the Fund's name, share class,
                              account number, and the dollar value or number of
                              shares you wish to sell.  All account owners must
                              sign the letter, and signatures must be guaranteed
                              by either a bank, a member firm of a national stock
                              exchange or another eligible guarantor
                              institution.  Additional documentation is required
                              for sales by corporations, agents, fiduciaries,
                              surviving joint owners and individual retirement
                              account owners.  For details, call 1-800-345-6611.

                              Mail your letter of instruction to Liberty Funds
                              Services, Inc., P.O. Box 1722, Boston, MA
                              02105-1722.
--------------------------------------------------------------------------------
By wire                       You may sell shares and request that the proceeds
                              be wired to your bank.  You must set up this
                              feature prior to your telephone request.  Be sure
                              to complete the appropriate section of the account
                              application for this feature.
--------------------------------------------------------------------------------
By systematic                 You may automatically sell a specified dollar
withdrawal plan               amount or percentage of your account on a monthly,
                              quarterly or semi-annual basis and have the
                              proceeds sent to you if your account balance is at
                              least $5,000.  This feature is not available if you
                              hold your shares in certificate form.  All dividend
                              and capital gains distributions must be
                              reinvested.  Be sure to complete the appropriate
                              section of the account application for this feature.
--------------------------------------------------------------------------------
By electronic                 You may sell shares and request that the proceeds
funds transfer                be electronically transferred to your bank.
                              Proceeds may take up to two business days
                              to be received by your bank.  You must set up this
                              feature prior to your request.  Be sure to complete
                              the appropriate section of the account application
                              for this feature.

YOUR ACCOUNT


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------


The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.



DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class B shares.

YOUR ACCOUNT


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for Class B and C shares. Certificates will be issued for Class A shares only if requested. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.

YOUR ACCOUNT


UNDERSTANDING FUND DISTRIBUTIONS


The Fund earns income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains, generally based on the number of shares you own at the time these distributions are declared.




DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:



TYPES OF DISTRIBUTIONS
--------------------------------------------------------------------------------


Dividends         Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.
--------------------------------------------------------------------------------
Capital gains     Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.



DISTRIBUTION OPTIONS The Fund distributes dividends and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.



If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.




DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------


Reinvest all distributions in additional shares of your current fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

- send the check to your address of record
- send the check to a third party address
- transfer the money to your bank via electronic funds transfer



Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund. All subsequent distributions will be reinvested.

YOUR ACCOUNT



TAX CONSEQUENCES Unless you are an entity exempt from income taxes, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.



In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.

MANAGING THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISOR
--------------------------------------------------------------------------------


Newport Fund Management, Inc. (Newport), located at 580 California Street, Suite 1960, San Francisco, California 94104, is the Fund's investment advisor. In its duties as investment advisor, Newport runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Newport has been an investment advisor since 1987. As of September 30, 2001, Newport managed over $2 billion in assets.



For the 2000 fiscal year, aggregate advisory fees paid to Newport by the Fund amounted to 0.00% of average daily net assets of the Fund.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
CHRISTOPHER H. LEGALLET, a senior vice president and chief investment officer of Newport, is a co-manager for the Fund and has co-managed the Fund since it commenced operations in August, 1998. Mr. Legallet has managed other funds for Newport since 1997. Prior to his joining Newport in 1997, Mr. Legallet was a managing director of Jupiter Tyndall (Asia) Ltd. in Hong Kong, serving as lead manager for investments in Asia from 1992 to 1997.

DAVID R. SMITH, a senior vice president of Newport, is a co-manager for the Fund and has co-managed the Fund since it commenced operations in August, 1998. Mr. Smith has managed other funds or accounts on behalf of Newport Pacific Management, Inc., Newport's immediate parent, since October, 1994.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from July 1 to June 30. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.



THE FUND
--------------------------------------------------------------------------------


                                                                             Year ended June 30,
                                                            2001                                       2000
                                             Class A      Class B       Class C        Class A        Class B        Class C
Net asset value --
Beginning of period ($)                      24.55         24.31         24.28          19.01          18.90          18.90
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS ($):
Net investment loss(b)                       (0.04)        (0.15)        (0.18)         (0.16)         (0.34)         (0.34)
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)      (7.38)        (7.34)        (7.29)          7.03           7.03           7.00
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations             (7.42)        (7.49)        (7.47)          6.87           6.69           6.66
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS ($):
From net investment income                      --            --            --          (0.50)         (0.45)         (0.45)
-------------------------------------------------------------------------------------------------------------------------------
From net realized gains                      (0.18)        (0.18)        (0.18)         (0.83)         (0.83)         (0.83)
-------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gains              (0.45)        (0.45)        (0.45)            --             --             --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared
 to Shareholders                             (0.63)        (0.63)        (0.63)         (1.33)         (1.28)         (1.28)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value --
End of period ($)                            16.50         16.19         16.18          24.55          24.31          24.28
-------------------------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)                     (30.60)       (31.20)       (31.15)         36.18          35.43          35.27
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses                                      2.15          2.90          2.90           2.15(f)        2.90(f)        2.90(f)
-------------------------------------------------------------------------------------------------------------------------------
Net investment loss                          (0.22)        (0.80)        (0.92)         (0.65)(f)      (1.40)(f)      (1.40)(f)
-------------------------------------------------------------------------------------------------------------------------------
Fees and expenses waived or
borne by the
Advisor/Administrator                         1.26          1.38          1.29           0.96(f)        0.96(f)        0.96(f)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          43            43            43             31             31             31
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of
period (000) ($)                             9,222         6,903         1,109         10,213          5,836          1,383
                                            -----------------------------------------------------------------------------------




                                                                Period ended June 30,
                                                                     1999 (a)
                                                   Class A            Class B           Class C
Net asset value --
Beginning of period ($)                            10.00              10.00              10.00
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS ($):
Net investment loss(b)                             (0.02)             (0.11)             (0.11)
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)             9.14               9.10               9.10
------------------------------------------------------------------------------------------------------
Total from Investment Operations                    9.12               8.99               8.99

LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS ($):
From net investment income                         (0.11)             (0.09)             (0.09)
------------------------------------------------------------------------------------------------------
From net realized gains                               --                 --                 --
------------------------------------------------------------------------------------------------------
In excess of net realized gains                       --                 --                 --
------------------------------------------------------------------------------------------------------
Total Distributions Declared
 to Shareholders                                   (0.11)             (0.09)             (0.09)
------------------------------------------------------------------------------------------------------
Net asset value --
End of period ($)                                  19.01              18.90              18.90
------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)                            91.64(e)           90.36(e)           90.36(e)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses                                            2.15(f)(g)         2.90(f)(g)         2.90(f)(g)
------------------------------------------------------------------------------------------------------
Net investment loss                                (0.15)(f)(g)       (0.90)(f)(g)       (0.90)(f)(g)
------------------------------------------------------------------------------------------------------
Fees and expenses waived or
borne by the
Advisor/Administrator                               3.10(f)(g)         3.10(f)(g)         3.10(f)(g)
------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                26(e)              26(e)              26(e)
------------------------------------------------------------------------------------------------------
Net assets at end of
period (000) ($)                                   4,606                515                202
------------------------------------------------------------------------------------------------------




(a) The Fund commenced investment operations on August 19, 1998.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge

(d) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(g) Annualized.

NOTES

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES


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FOR MORE INFORMATION
--------------------------------------------------------------------------------


Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com


Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.


You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust VI: 811-6529


- Liberty Newport Asia Pacific Fund




                           [LIBERTY FUNDS LETTERHEAD]

LIBERTY
NEWPORT ASIA PACIFIC FUND
CLASS S SHARES

PROSPECTUS


NOV. 1, 2001


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Liberty Fund


      The Fund
      Financial Highlights
      Your Account
      Purchasing Shares
      Opening an Account
      Determining Share Price
      Selling Shares
      Exchanging Shares
      Fund Policy on Trading of Fund Shares
      Reporting to Shareholders
      Dividends and Distributions
      The Fund's Management
      Investment Advisor
      Portfolio Managers




Please keep this prospectus as your reference manual.

THE FUND

INVESTMENT GOAL  The Fund seeks long-term growth.


PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 80% of its total assets in stocks of companies whose principal activities are in Asia or the Pacific Basin. These countries may include Australia, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, the People's Republic of China, the Philippines, Singapore, South Korea, Taiwan and Thailand. The Fund's investment advisor will determine where a company's principal activities are located by considering its country of organization, the principal trading market for its stocks and the source of its revenues and location of its assets. The Fund may invest in stocks of companies of any size, whose earnings, the advisor believes, are in a strong growth trend or are undervalued.


      At times, the Fund's investment advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

      In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


      Management risk means that the advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.



      Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets, and possible imposition of currency exchange controls.



      Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Many of the Pacific Basin economies are considered emerging markets.



      Because the Fund's investments are concentrated in Asia and the Pacific Basin, the Fund is particularly susceptible to regional risks. Events in any one country may impact the other countries or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility. Increased social or political unrest in some or all of these countries could cause further economic and market uncertainty.



      Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.



      Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.



      As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer. This may increase issuer risk and, therefore, the Fund may have a greater risk of loss than a similar diversified mutual fund.


      An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

      Who Should Invest in the Fund?

      You may want to invest in the Fund if you:

      - are interested in investing in companies located in the Asia and Pacific Basin countries and can tolerate the greater price volatility that accompanies international investing

      - are a long-term investor and can afford to potentially lose money on your investment

      The Fund is not appropriate for investors who:

      -     can't tolerate volatility on possible losses

      -     are saving for a short-term investment

      -     need regular current income


FUND PERFORMANCE The following charts show the Fund's Class A shares, the oldest existing fund class, performance for calendar years through Dec. 31, 2000. The returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.



      YEAR-BY-YEAR TOTAL RETURNS

      Year-by-year calendar total returns show the Fund's volatility over a period of time. This chart illustrates performance differences for each calendar year and provides an indication of the risks of investing in the Fund.


[bar chart](a)



                           YEAR-BY-YEAR TOTAL RETURNS
-------------------------------------------------------------------------------
   140.00%
   120.00%          121.46%
   100.00%
    80.00%
    60.00%
    40.00%
    20.00%
     0.00%                          -31.93%
-------------------------------------------------------------------------------
                     1999             2000
-------------------------------------------------------------------------------



[end of bar chart]



The Fund's year-to-date total return through Sept. 30, 2001, was -29.52%. For the period shown in the bar chart above:
Best quarter:  4th  quarter 1999, +35.67%
Worst quarter:  4th quarter 2000, -15.18%


   AVERAGE ANNUAL TOTAL RETURNS


   Average annual total returns are a measure of the Fund's average performance over the past one-year and life of the Fund. They include the effects of Fund expenses. The average annual total returns show how the Fund's Class A shares, including sales charges, compare with those of a broad measure of market performance for 1 year and life of the Fund. The Morgan Stanley Capital International All Country Asia Pacific Free Index (MSCI Index), an unmanaged index, tracks the performance of Asia Pacific Securities. We show returns for calendar years to be consistent with the way other mutual funds report performance in their prospectuses. This provides an indication of the risks of investing in the Fund.

                   AVERAGE ANNUAL TOTAL RETURNS(a)
-------------------------------------------------------------------------------
                                          PERIODS ENDING DEC. 31, 2000
                                          ----------------------------
                                          1 YR          LIFE OF THE FUND
-------------------------------------------------------------------------------
Class A                                  -35.84            30.83
-------------------------------------------------------------------------------
MSCI Index                               -28.44            17.13(b)



(a) Because Class S shares have not completed a full calendar year, the bar chart and average annual total returns shown are for Class A shares, the oldest existing class. Class A shares are not offered in this prospectus. Class S shares would have substantially similar annual returns because they are invested in the same portfolio of securities and the returns would differ only to the extent that the classes do not have the same expenses and Class A shares have a sales charge.



(b)   Performance information is from August 31, 1998.



YOUR EXPENSES This table shows fees and expenses you may pay if you buy and hold shares of the Fund. You do not pay any sales charge when you purchase or sell your shares.(c) However, you pay various other indirect expenses because the Fund pays fees and other expenses that reduce your investment return.



      ANNUAL FUND OPERATING EXPENSES(b)
----------------------------------------------------------------
      (expenses that are deducted from Fund assets)
      Management fees (d)(d)                               1.25%
      Distribution (12b-1) fees                             None
      Other expenses                                       1.92%
      Total annual fund operating expenses(e)              3.17%



(c) There is a $7.00 charge for wiring redemption proceeds to your bank. A fee of $5 per quarter may be charged to accounts that fall below the required minimum balance.



(d) The Fund pays a management fee of 1.00% and an administration fee of 0.25%.



(e) The Fund's advisor and administrator have voluntarily agreed to waive advisory and administration fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.90%. As a result, the actual management and administration fees for Class S shares would be 0.00% and total annual fund operating expenses for would be 1.90%. This arrangement may be modified or terminated by the advisor or administrator at any time.






      EXPENSE EXAMPLE


      This example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the same hypothetical assumptions that other funds use in their prospectuses:


      -     $10,000 initial investment

      -     5% total return each year

      - the Fund's operating expenses remain constant as a percent of net assets

      -     redemption at the end of each time period

      -     reinvestment of all dividends and distributions

Your actual costs may be higher or lower because in reality fund returns and operating expenses change. Expenses based on these assumptions are:

                        EXPENSE EXAMPLE
-------------------------------------------------------------------------------

           1 yr             3 yrs      5 yrs        10 yrs
-------------------------------------------------------------------------------
           $320             $977      $1,659        $3,476



FINANCIAL HIGHLIGHTS


      The financial highlights table explains the Fund's financial performance. Consistent with other mutual funds, we show information for the Fund's fiscal years since the inception of Class S shares. The total returns in the tables represent the return that Class S investors earned assuming that they reinvested all dividends and distributions. Certain information in the tables has been derived from the Fund's financial statements and reflects the financial results for a single Fund share. PricewaterhouseCoopers LLP, independent accountants, audits this information and issues a report that appears in the Fund's annual report along with the financial statements. To request the annual report, please call 1-800-338-2550.




      PER SHARE DATA
-------------------------------------------------------------------------------

                                        Year ended
                                        June 30,
                                        ----------------------------------------
                                          2001(a)
      NET ASSET VALUE, BEGINNING OF       $19.06
        PERIOD


      Net investment income (b)             0.08
      Net  realized and unrealized         (2.60)
         gain (loss) on investments
      TOTAL  FROM INVESTMENT OPERATIONS    (2.52)

      NET ASSET VALUE, END OF PERIOD       $16.54

      Ratio of net expenses to average      1.90%
        net assets(f)
      Ratio of net investment income
        to average net assets(f)            1.08%
      Waiver/reimbursement(f)               1.99%
      Portfolio turnover rate                 43%
      TOTAL RETURN (c)(d)(e)              (13.22)%

      Net assets, end of period (000's)    $305

      (a) Class S shares were initially offered on February 1, 2001. Per share data reflects activity from that date.
      (b) Per share data was calculated using average shares outstanding during the period.
      (c) Total return at net asset value assuming all distributions reinvested.
      (d) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
      (e)    Not annualized.
      (f)    Annualized.


YOUR ACCOUNT


PURCHASING SHARES You will not pay a sales charge when you purchase Fund shares.
      Your purchases are made at the net asset value next determined after the Fund receives your check, wire transfer or electronic transfer. If a Fund receives your check, wire transfer or electronic transfer after the close of regular trading on the New York Stock Exchange (NYSE) -- usually 4 p.m. Eastern time -- your purchase is effective on the next business day.



      Class S shares of Liberty Newport Asia Pacific Fund are not available for purchase by new investors except for purchases by eligible investors as described below. Shareholders of Stein Roe Small Cap Tiger Fund received Class S shares of the Fund upon consumation of an acquisition of their Stein Roe Fund by the Fund. Like the existing shares from which they were converted, Class S shares are no-load shares carrying no sales charge or 12b-1 fee. If you own Class S shares of the Fund, you may continue to purchase additional Class S shares for your account or you may open another Class S share account with the Fund. In addition, you may open a new Class S share account if:



      - as of February 1, 2001, you were a shareholder of any Stein Roe Fund, having purchased shares directly from Stein Roe, and you are opening a new account by exchange or by dividend reinvestment;


      -     you are a client of Stein Roe;


      - you purchase shares (i) under an asset allocation program sponsored by a financial advisor, broker-dealer, bank, trust company or other intermediary, or (ii) from certain financial advisors who charge a fee for services and who, as of February 1, 2001, received shares of the Fund for its clients in exchange for shares held of Stein Roe Small Cap Tiger Fund; or;



      - you purchase shares for an employee benefit plan whose records are maintained by a trust company or plan administrator under an investment program that included Stein Roe Small Cap Tiger Fund on February 1, 2001.



      If you have any questions about your eligibility to purchase shares of the Fund, please call 1-800-338-2550.

      PURCHASES THROUGH THIRD PARTIES


      If you purchase Fund shares through certain broker-dealers, banks or other intermediaries (intermediaries), they may charge a fee for their services. They may also place limits on your ability to use services the Fund offers. There are no charges or limitations if you purchase shares directly from the Fund, except those fees described in this prospectus.

      If an intermediary is an agent or designee of the Fund, orders are processed at the net asset value next calculated after the intermediary receives the order. The intermediary must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders separately for execution at the net asset value next determined.


      CONDITIONS OF PURCHASE



      An order to purchase Fund shares is not binding unless and until an authorized officer, agent or designee of the Fund accepts it. Once we accept your purchase order, you may not cancel or revoke it; however, you may redeem your shares. The Fund may reject any purchase order if it determines that the order is not in the best interests of the Fund and its investors. The Fund may waive or lower its investment minimums for any reason. If you participate in the Stein Roe CounselorSM program or are a client of Stein Roe Investment Counsel, the minimum initial investment is determined by those programs.



                                ACCOUNT MINIMUMS
-------------------------------------------------------------------------------
                                 MINIMUM TO      MINIMUM     MINIMUM
TYPE OF ACCOUNT                OPEN AN ACCOUNT  ADDITION     BALANCE
-------------------------------------------------------------------------------

Regular                            $2,500         $100      $1,000

Custodial (UGMA/UTMA)              $1,000         $100      $1,000

Automatic Investment Plan          $1,000          $50          --

Roth and Traditional IRA             $500          $50        $500

Educational IRA                      $500          $50*       $500


*Maximum $500 contribution per calendar year per child. Beginning January 1, 2002, the maximum contribution per calendar year per child will be increased to $2,000.

                         OPENING OR ADDING TO AN ACCOUNT

--------------------------------------------------------------------------------------
                              BY MAIL:                       BY WIRE:
--------------------------------------------------------------------------------------
OPENING AN           Complete the application.            Mail your application to the
ACCOUNT              Make check payable to the            address listed on the left,
                     Fund.                                then call 1-800-338-2550 to
                                                          obtain an account number.
                     Mail application and check to:       Include your Social Security
                        Stein Roe Mutual Funds            Number.  To wire funds, use
                        P.O. Box 8900                     the instructions below.
                        Boston, MA 02205-8900

                     Overnight address:
                        Stein Roe Mutual Funds
                        One Financial Center,
                        10th Floor
                        Boston, MA 02111-2621


ADDING TO AN         Make check payable to the            Wire funds to:
ACCOUNT              Fund.  Be sure to write your           Fleet Boston
                     account number on the check.           ABA:  011000390
                                                            Attn:  Liberty Funds
                     Fill out investment slip                      Services, Inc.
                     (stub from your statement or                  Account No. 98227776
                     confirmation) or include a             Fund No. 338; Liberty
                     note indicating the amount of                   Newport Asia
                     your purchase, your account                     Pacific Fund
                     number, and the name in which
                     your account is registered.

                                                          Your name (exactly as in the
                                                          registration).
                     Mail check with investment
                     slip or note to the address
                     above.                               Fund account number.


                         OPENING OR ADDING TO AN ACCOUNT

-------------------------------------------------------------------------------------
                BY ELECTRONIC FUNDS                                    THROUGH AN
                TRANSFER:                    BY EXCHANGE:              INTERMEDIARY:
-------------------------------------------------------------------------------------

OPENING AN      You cannot open a new        By mail, phone, or web.   Contact your
ACCOUNT         account via electronic                                 financial
                transfer.                                              professional.

ADDING TO AN    Call 1-800-338-2550 to       By mail, phone, or web.   Contact your
ACCOUNT         make your purchase.  To                                financial
                set up prescheduled                                    professional.
                purchases, be sure to
                elect the Automatic
                Investment Plan (Stein
                Roe Asset(SM) Builder)
                option on your
                application.


      All checks must be made payable in U.S. dollars and drawn on U.S. banks. Money orders and third-party checks will not be accepted.


DETERMINING SHARE PRICE The Fund's Class S share price is its net asset value next determined. Net asset value is the difference between the values of the Fund's assets and liabilities divided by the number of shares outstanding. We determine net asset value at the close of regular trading on the NYSE -- normally 4 p.m. Eastern time. If you place an order after that time, you receive the share price determined on the next business day.

      In computing the net asset value, the values of portfolio securities are generally based upon market quotations. Depending upon local convention or regulation, these market quotations may be the last sale price, last bid or asked price, or the mean between the last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Trading in securities on Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the NYSE is open. Trading of these securities may not take place on every NYSE business-day. Foreign securities may trade on days when the NYSE is closed. We will not price shares on days the NYSE is closed for trading. You will not be able to purchase or redeem shares until the next NYSE-trading day.

      We value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE.

SELLING SHARES You may sell your shares any day the Fund is open for business.
      Please follow the instructions below.


                                 SELLING SHARES
-------------------------------------------------------------------------------


BY MAIL: Send a letter of instruction, in English, including your account number and the dollar value or number of shares you wish to sell. Sign the request exactly as the account is registered. A signature guarantee may be required; please call 1-800-338-2550 to confirm. All supporting legal documents as required from executors, trustees, administrators, or others acting on accounts not registered in their names, must accompany the request. We will mail the check to your registered address.



BY PHONE:        You may sell your shares by telephone and request that a
                 check be sent to your address of record by calling
                 1-800-338-2550, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone redemptions is $100,000 in a 30-day period. This feature is automatically added to your account.



BY WIRE: Fill out the appropriate areas of the account application for this feature. Proceeds of $1,000 or more may be wired to your predesignated bank account. Call 1-800-338-2550 to give instructions to Stein Roe. There is a $7 charge for wiring redemption proceeds to your bank.



BY ELECTRONIC    Fill out the appropriate areas of the account application
TRANSFER:        for this feature.  To request an electronic transfer (not
                 less than $50; not more than $100,000), call 1-800-338-2550. We will transfer your sale proceeds electronically to your bank.
                 The bank must be a member of the Automated Clearing House.



BY EXCHANGE:     Call 1-800-338-2550 to exchange any portion of your Fund
                 shares for shares in any other Stein Roe no-load fund.

BY AUTOMATIC     Send a letter of instruction, in English, including your
EXCHANGE:        account number and the amount to be exchanged to each Fund.
                 Redeem a fixed amount on a regular basis (not less than $50 per month; not more than $100,000) from a Fund for investment in another Stein Roe no-load fund.



BY WEB: You may sell your shares through the Internet and request the proceeds be sent to your address of record or to your pre-designated bank on record via Automated Clearing House or exchange your shares to another Stein Roe no-load fund.



WHAT YOU NEED TO KNOW WHEN SELLING SHARES
      Once we receive and accept your order to sell shares, you may not cancel or revoke it. We cannot accept an order to sell that specifies a particular date or price or any other special conditions. If you have any questions about the requirements for selling your shares, please call 1-800-338-2550 before submitting your order.


      The Fund redeems shares at the net asset value next determined after an order has been accepted. We mail proceeds within seven days after the sale. The Fund normally pays wire redemption or electronic transfer proceeds on the next business day.

      We will not pay sale proceeds until your shares are paid for. If you attempt to sell shares purchased by check or electronic transfer within 15 days of the purchase date, we will delay sending the sale proceeds until we can verify that those shares are paid for. You may avoid this delay by purchasing shares by a federal funds wire.

      We use procedures reasonably designed to confirm that telephone instructions are genuine. These may include recording the conversation, testing the identity of the caller by asking for account information, and sending prompt written confirmation of the transaction to the shareholder of record. If these procedures are followed, the Fund and its service providers will not be liable for any losses due to unauthorized or fraudulent instructions.

      If the amount you redeem is in excess of the lesser of (1) $250,000 or (2) 1% of the Fund's assets, the Fund may pay the redemption "in kind." This is payment in portfolio securities rather than cash. If this occurs, you may incur transaction costs when you sell the securities.

      INVOLUNTARY REDEMPTION

      If your account value falls below $1,000 (other than as a result of depreciation in share value), the Fund may redeem your shares and send the proceeds to the registered address. You will receive notice 30 days before this happens.

      LOW BALANCE FEE

      Due to the expense of maintaining accounts with low balances, if your account balance falls below $2,000 ($800 for custodial accounts), you will be charged a low balance fee of $5 per quarter. The low balance fee does not apply to: (1) shareholders whose accounts in the Stein Roe Funds total $50,000 or more; (2) Stein Roe IRAs; (3) other Stein Roe prototype retirement plans; (4) accounts with automatic investment plans (unless regular investments have been discontinued); or (5) omnibus or nominee accounts. The Fund can waive the fee, at its discretion, in the event of significant market corrections.

EXCHANGING SHARES You may exchange Fund shares for shares of other Class S shares or Stein Roe no-load funds. Call 1-800-338-2550 to request a prospectus and application for the fund you wish to exchange into. Please be sure to read the prospectus carefully before you exchange your shares.


      The account you exchange into must be registered exactly the same as the account you exchange from. You must meet all investment minimum requirements for the fund you wish to exchange into before we can process your exchange transaction.

      An exchange is a redemption and purchase of shares for tax purposes, and you may realize a gain or a loss when you exchange Fund shares for shares of another fund.

      We may change, suspend or eliminate the exchange service after notification to you.

      Generally, we limit you to four telephone exchange "roundtrips" per year. A roundtrip is an exchange out of a Fund into other Class S shares or another Stein Roe no-load fund and then back to that Fund.


FUND POLICY ON TRADING OF FUND SHARES The Fund does not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and drive Fund expenses higher. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.



REPORTING TO SHAREHOLDERS To reduce the volume of mail you receive, only one copy of certain materials, such as shareholder reports, will be mailed to your household (same address). Please call 1-800-338-2550 if you want to receive additional copies free of charge. This policy may not apply if you purchase shares through an intermediary.


DIVIDENDS AND DISTRIBUTIONS The Fund declares dividends and any capital gains
      (including short-term capital gains) at least annually.

      A dividend from net investment income represents the income the Fund earns from dividends and interest paid on its investments, after payment of the Fund's expenses.

      A capital gain is the increase in value of a security that the Fund holds. The gain is "unrealized" until the security is sold. Each realized capital gain is either short term or long term depending on whether the Fund held the security for one year or less or more than one year, regardless of how long you have held your Fund shares.

      When the Fund makes a distribution of income or capital gains, the distribution is automatically invested in additional shares of that Fund unless you elect on the account application to have distributions paid by check.

[CALLOUT]
OPTIONS FOR RECEIVING DISTRIBUTION AND REDEMPTION
PROCEEDS:

-     by check

-     by electronic transfer into your bank account

-     a purchase of shares of another Stein Roe fund

-     a purchase of shares in a Stein Roe fund account of another person
[/CALLOUT]


      Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and a distribution check is returned to a Fund as undeliverable, we will change the distribution option on your account and reinvest the proceeds of the check in additional shares of that Fund. You will not receive any interest on amounts represented by uncashed distribution or redemption checks.



      TAX CONSEQUENCES

      You are subject to federal income tax on both dividends and capital gains distributions whether you elect to receive them in cash or reinvest them in additional Fund shares. If a Fund declares a distribution in December, but does not pay it until after December 31, you will be taxed as if the distribution were paid in December. Stein Roe will process your distributions and send you a statement for tax purposes each year showing the source of distributions for the preceding year.

           Transaction                                    Tax Status
-------------------------------------------------------------------------------
           Income dividend                                Ordinary income
           Short-term capital gain distribution           Ordinary income
           Long-term capital gain distribution            Capital gain
           Sale of shares owned
           one year or less                               Gain is ordinary income; loss
                                                          is subject to special rules
           Sale of shares owned more than one year        Capital gain or loss


      In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging Fund shares. Such transactions may be subject to federal income tax.

      This tax information provides only a general overview. It does not apply if you invest in a tax-deferred retirement account such as an IRA. Please consult your own tax advisor about the tax consequences of an investment in the Fund.

THE FUND'S MANAGEMENT


INVESTMENT ADVISOR Newport Fund Management, Inc. (Newport), 580 California
      Street, Suite 1960, San Francisco, California 94104, manages the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Newport has been an investment advisor since 1987. As of September 30, 2001, Newport managed over $2 billion in assets. For the 2001 fiscal year, aggregate advisory fees paid to Newport by the Fund amounted to 0.00% of average daily net assets of the Fund.


PORTFOLIO MANAGERS

Christopher H. Legallet, a senior vice president and chief investment officer of Newport, has co-managed the Fund since it commenced operations in August, 1998. Prior to his joining Newport in 1997, Mr. Legallet was a managing director of Jupiter Tyndall (Asia) Ltd. in Hong Kong, serving as lead manager for investments in Asia from 1992 to 1997.

David R. Smith, a senior vice president of Newport, has co-managed the Fund since it commenced operations in August, 1998. Mr. Smith has managed other funds or accounts on behalf of Newport Pacific Management, Inc., Newport's immediate parent, since October, 1994.

FOR MORE INFORMATION

You can obtain more information about the Fund's investments in their semiannual and annual reports to investors. These reports discuss the market conditions and investment strategies that affected the Fund's performance over the past six months and year.

You may wish to read the Fund's SAI for more information. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus and you are deemed to have been told of its contents.

To obtain free copies of the Fund's semiannual and annual reports, latest quarterly profile, or the SAI or to request other information about the Fund, write or call:

Stein Roe Mutual Funds
One South Wacker Drive
Suite 3200
Chicago, IL 60606
800-338-2550
www.steinroe.com


Text-only versions of all Fund documents can be viewed online or downloaded from the SEC at www.sec.gov. You can also obtain copies by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:



Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102



Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.







Investment Company Act file number:

 Liberty Funds Trust VI: 811-6529

- Liberty Newport Asia Pacific Fund


                       LIBERTY FUNDS DISTRIBUTOR, INC.


DIR-01/841H-1001

LIBERTY NEWPORT ASIA PACIFIC FUND               Prospectus, November 1, 2001

CLASS Z SHARES

Advised by Newport Fund Management, Inc.

Only eligible investors may purchase Class Z shares. See "Your Account-Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



TABLE OF CONTENTS

THE FUND
-------------------------------------------------------------------------------
Investment Goal................................................................

Principal Investment Strategies................................................

Principal Investment Risks.....................................................

Performance History............................................................

Your Expenses..................................................................

YOUR ACCOUNT
-------------------------------------------------------------------------------

How to Buy Shares..............................................................

Eligible Investors.............................................................

Sales Charges..................................................................

How to Exchange Shares.........................................................

How to Sell Shares.............................................................

Fund Policy on Trading of Fund Shares..........................................

Other Information About Your Account...........................................

MANAGING THE FUND
-------------------------------------------------------------------------------

Investment Advisor.............................................................

Portfolio Managers.............................................................

Financial Highlights
--------------------------------------------------------------------------------



----------------------------
Not FDIC  May Lose Value
          ------------------
Insured   No Bank Guarantee
----------------------------

THE FUND
-------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its total assets in stocks of companies whose principal activities are in Asia or the Pacific Basin. These countries may include Australia, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, the People's Republic of China, the Philippines, Singapore, South Korea, Taiwan and Thailand. The Fund's investment advisor will determine where a company's principal activities are located by considering its country of organization, the principal trading market for its stocks and the source of its revenues and location of its assets. The Fund may invest in stocks of companies of any size, whose earnings, the advisor believes, are in a strong growth trend or are undervalued.


At times, the Fund's investment advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.


In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


Management risk means that the advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.


Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the

THE FUND




Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.



Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Many of the Pacific Basin economies are considered emerging markets.


Because the Fund's investments are concentrated in Asia and the Pacific Basin, the Fund is particularly susceptible to regional risks. Events in any one country may impact the other countries or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility. Increased social or political unrest in some or all of these countries could cause further economic and market uncertainty.


Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.



Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.



As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer. This may increase issuer risk and, therefore, the Fund may have a greater risk of loss than a similar diversified mutual fund.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND

UNDERSTANDING PERFORMANCE
--------------------------------------------------------------------------------

CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each complete calendar year since it commenced operations. They include the effects of Fund expenses.



AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year and the life of the Fund periods. They include the effects of Fund expenses.


The Fund's returns are compared to the Morgan Stanley Capital International All Country Asia Pacific Free Index (MSCI Index), an unmanaged index that tracks the performance of Asia Pacific Securities. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or loss on sale.



CALENDAR YEAR TOTAL RETURNS (CLASS Z) (1)
--------------------------------------------------------------------------------

[BAR CHART]

1999                                                                 121.68%
2000                                                                 -31.77%



The Fund's year-to-date total return through September 30, 2001 was  -29.44%.


For period shown in bar chart:


Best quarter: 4th quarter 1999, +35.81%



Worst quarter: 4th quarter 2000, -15.14%



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2000 (1)


                                                                   LIFE OF THE
                                                      1 YEAR          FUND
Class Z                                               -31.77           34.34
MSCI Index (%)                                        -28.44           17.13(2)



(1) Class Z is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. Class A share returns are not restated to reflect any differences in expenses between Class A shares and the newer class of shares. The Class A share returns have been adjusted to take into account the fact that Class Z shares are sold without sales charges. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be higher, since Class Z shares are not subject to service fees. Class A shares were initially offered on August 19, 1998, and Class Z shares were initially offered on August 13, 1999.



(2)  Performance information is from August 31, 1998.

THE FUND

UNDERSTANDING EXPENSES
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.


EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

-    $10,000 initial investment

-    5% total return for each year

-    Fund operating expenses remain the same

-    Assumes reinvestment of all dividends and distributions


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.



SHAREHOLDER FEES (2) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------



Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                    0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%) (as a
percentage of the lesser of purchase price or redemption price)            0.00
--------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount
redeemed, if applicable)                                                    (3)



ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------

Management fee (4)(5) (%)                                                  1.25
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                  0.00
--------------------------------------------------------------------------------
Other expenses (%)                                                         1.92
--------------------------------------------------------------------------------
Total annual fund operating expenses (5) (%)                               3.17



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------


       1 YEAR                3 YEARS              5 YEARS             10 YEARS
        $320                  $977                $1,659               $3,476



(2) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(3)  There is a $7.50 charge for wiring sale proceeds to your bank.


(4)  The Fund pays a management fee of 1.00% and an administration fee of 0.25%.



(5) The Fund's advisor and administrator have voluntarily agreed to waive advisory and administrative fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.90%. As a result, the actual management and administration fees for Class Z shares would be 0.00% and total annual fund operating expenses for Class Z shares would be 1.90%. This arrangement may be modified or terminated by the advisor or administrator at any time.

YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.


OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
--------------------------------------------------------------------------------

METHOD                 INSTRUCTIONS
Through your           Your financial advisor can help you establish your
financial advisor      account and buy Fund shares on your behalf. To receive
                       the current trading day's price, your financial advisor
                       firm must receive your request prior to the close of the
                       New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                       time. Your financial advisor may charge you fees for
                       executing the purchase for you.

By check               For new accounts send a completed application and check
(new account)          made payable to the Fund to the transfer agent, Liberty
                       Funds Services, Inc., P.O. Box 1722, Boston, MA
                       02105-1722.

By check               For existing accounts, fill out and return the additional
(existing account)     investment stub included in your quarterly statement, or
                       send a letter of instruction including your Fund name and
                       account number with a check made payable to the Fund to
                       Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA
                       02105-1722.

By exchange            You or your financial advisor may acquire shares for your
                       account by exchanging shares you own in one fund for
                       shares of the same class or Class A of the Fund at no
                       additional cost. There may be an additional charge if
                       exchanging from a money market fund. To exchange by
                       telephone, call 1-800-422-3737.

By wire You may purchase shares by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.

By electronic funds    You may purchase shares by electronically transferring
transfer               money from your bank account to your Fund account by
                       calling 1-800-422-3737. An electronic funds transfer may
                       take up to two business days to settle and be considered
                       in "good form." You must set up this feature prior to
                       your telephone request. Be sure to complete the
                       appropriate section of the application.

Automatic              You can make monthly or quarterly investments
investment plan        automatically from your bank account to your Fund
                       account. You can select a pre-authorized amount to be
                       sent via electronic funds transfer. Be sure to complete
                       the appropriate section of the application for this
                       feature.

Automated dollar       You can purchase shares for your account by exchanging
cost averaging         $100 or more each month from another fund for shares of
                       the same class of the Fund at no additional cost. You
                       must have a current balance of at least $5,000 in the
                       fund the money is coming from. The designated amount will
                       be exchanged on the third Tuesday of each month.
                       Exchanges will continue so long as your fund balance is
                       sufficient to complete the transfers. You may terminate
                       your program or change the amount of the exchange
                       (subject to the $100 minimum) by calling 1-800-422-3737.
                       Be sure to complete the appropriate section of the
                       account application for this feature.

By dividend            You may automatically invest dividends distributed by
diversification        another fund into the same class of shares of the Fund at
                       no additional sales charge. To invest your dividends in
                       another fund, call 1-800-345-6611.

YOUR ACCOUNT

ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Eligible Investors are subject to different minimum investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment

- any shareholder (or family member of such shareholder) who owned shares of any of the funds of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who has since then continued to own shares of any funds distributed by Liberty Funds Distributor, Inc., the Fund's distributor;

- any trustee of Liberty Acorn Trust, any employee of Liberty Wanger Asset Management, L.P., or a member of the family of such trustee or employee; and

- any person or entity listed in the account registration for any account (such as joint owners, trustees, custodians, and designated beneficiaries) that held shares of any of the funds of Liberty Acorn Trust on September 29, 2000 and that has since then continued to hold shares of any fund distributed by Liberty Funds Distributor, Inc.

$100,000 minimum initial investment

- clients of broker-dealers or registered investment advisors that both recommend the purchase of Fund shares and charge such clients an asset-based fee;

- any insurance company, trust company or bank purchasing shares for its own account;

-    any endowment, investment company or foundation; and

- clients of investment advisory affiliates of the distributor provided that the clients meet certain criteria established by the distributor and its affiliates.

No minimum initial investment

- a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from the distributor or through a third party broker-dealer;

- any person investing all or part of the proceeds of a distribution, roll over or transfer of assets into a Liberty IRA, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or roll over.

YOUR ACCOUNT

CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

The Fund offers one class of shares in this prospectus -- CLASS Z.

The Fund also offers four additional classes of shares -- Class A, B, C and S shares are available through separate prospectuses. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.

The Fund reserves the right to change the criteria for eligible investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Fund share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased, or a contingent deferred sales charge when sold.


HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------


You may exchange your shares for shares of the same share class of another fund or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.



HOW TO SELL SHARES
--------------------------------------------------------------------------------


Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.



When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

YOUR ACCOUNT

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
--------------------------------------------------------------------------------


METHOD                INSTRUCTIONS
Through your          You may call your financial advisor to place your sell order.
financial advisor     To receive the current trading day's price, your financial advisor firm must receive your request prior to the close
                      of regular trading on the NYSE, usually 4:00 p.m. Eastern
                      time. Your financial advisor may charge you fees for
                      executing a redemption for you.

By exchange           You or your financial advisor may sell shares by exchanging from the Fund into Class Z shares or Class A shares of
                      another fund at no additional cost. To exchange by telephone, call 1-800-422-3737.

By telephone          You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by
                      calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days.  The dollar limit for telephone sales is $100,000 in a 30-day period.  You do not need to set up this feature in advance of your call.  Certain restrictions apply to retirement accounts.  For details, call
                      1-800-345-6611.

By mail               You may send a signed letter of instruction to the address below.  In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell.  All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution.  Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners.  For details, call 1-800-345-6611.

                      Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.

By wire You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

By systematic         You may automatically sell a specified dollar amount or
withdrawal plan       percentage of your account on a monthly, quarterly or
                      semi-annual basis and have the proceeds sent to you if
                      your account balance is at least $5,000. This feature is
                      not available if you hold your shares in certificate form.
                      All dividend and capital gains distributions must be
                      reinvested. Be sure to complete the appropriate section of the account application for this feature.

By electronic         You may sell shares and request that the proceeds be
funds transfer        electronically transferred to your bank.  Proceeds may take up to two business days to be received by your bank. You
                      must set up this feature prior to your request. Be sure
                      to complete the appropriate section of the account
                      application for this feature.



FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------


The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.

YOUR ACCOUNT



OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for Class Z shares.

YOUR ACCOUNT




UNDERSTANDING FUND DISTRIBUTIONS
--------------------------------------------------------------------------------


The Fund earns income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains, generally based on the number of shares you own at the time these distributions are declared.




DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:



TYPES OF DISTRIBUTIONS
--------------------------------------------------------------------------------


Dividends             Represents interest and dividends earned from securities
                      held by the Fund, net of expenses incurred by the Fund.
--------------------------------------------------------------------------------


Capital gains         Represents net long-term capital gains on sales of
                      securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


DISTRIBUTION OPTIONS The Fund distributes dividends and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.


DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------


Reinvest all distributions in additional shares of your current fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

- send the check to your address of record
- send the check to a third party address
- transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund. All subsequent distributions will be reinvested.

YOUR ACCOUNT




TAX CONSEQUENCES Unless you are an entity exempt from income taxes, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.



In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.

MANAGING THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Newport Fund Management, Inc. (Newport), located at 580 California Street, Suite 1960, San Francisco, California 94104, is the Fund's investment advisor. In its duties as investment advisor, Newport runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Newport has been an investment advisor since 1987. As of September 30, 2001, Newport managed over $2 billion in assets.



For the 2001 fiscal year, aggregate advisory fees paid to Newport by the Fund amounted to 0.00% of average daily net assets of the Fund.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
CHRISTOPHER H. LEGALLET, a senior vice president and chief investment officer of Newport, is a co-manager for the Fund and has co-managed the Fund since it commenced operations in August, 1998. Mr. Legallet has managed other funds for Newport since 1997. Prior to his joining Newport in 1997, Mr. Legallet was a managing director of Jupiter Tyndall (Asia) Ltd. in Hong Kong, serving as lead manager for investments in Asia from 1992 to 1997.

DAVID R. SMITH, a senior vice president of Newport, is a co-manager for the Fund and has co-managed the Fund since it commenced operations in August, 1998. Mr. Smith has managed other funds or accounts on behalf of Newport Pacific Management, Inc., Newport's immediate parent, since October, 1994.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since Class Z shares were initially offered, which run from July 1 to June 30. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in Class Z shares (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.


THE FUND
--------------------------------------------------------------------------------


                                                                    Year ended June 30,
                                                                    -------------------
                                                               2001                     2000
                                                               ----                     ----
                                                              Class Z                Class Z(b)
                                                              -------                ----------
 Net asset value --
 Beginning of period ($)                                       24.59                   19.86
------------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS ($):
 Net investment loss (a)                                       (0.16)                   (0.08)
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)                       (7.23)                    6.15
------------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                              (7.39)                    6.07
------------------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
 From net investment income                                    (0.18)                   (0.51)
------------------------------------------------------------------------------------------------------------------------------------
 From net realized gains                                       (0.45)                   (0.83)
------------------------------------------------------------------------------------------------------------------------------------
 Total Distributions Declared to Shareholders                  (0.63)                   (1.34)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value--
 End of period ($)                                             16.57                    24.59
------------------------------------------------------------------------------------------------------------------------------------
 Total return (%)(c)(d)                                       (30.42)                   30.65(e)
------------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (%):
 Expenses                                                      1.87                      1.48(f)(g)
------------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                           (0.72)                   (0.38)(f)(g)
------------------------------------------------------------------------------------------------------------------------------------
 Fees and expenses waived or borne by the
 Advisor/Administrator                                          0.75                     0.21(f)(g)
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover (%)                                           43                       31(e)
------------------------------------------------------------------------------------------------------------------------------------
 Net assets at end of period (000) ($)                             7                    2,097





(a) Per share data was calculated using average shares outstanding during the period.

(b) Class Z shares were initially offered on August 13, 1999. Per share data reflects activity from that date.


(c) Total return at net asset value assuming all distributions reinvested.


(d) Had the Advisor/Administrator not waived return would have been reduced.

(e) Not annualized.

(f) The benefits derived from custody credits or reimbursed a portion of expenses, total and directed brokerage arrangements had no impact.

(g) Annualized.

NOTES
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------


Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com


Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.


You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust VI: 811-6529


- Liberty Newport Asia Pacific Fund




                           [LIBERTY FUNDS LETTERHEAD]

737-01/786H-1001

                          LIBERTY GROWTH & INCOME FUND
                       A SERIES OF LIBERTY FUNDS TRUST VI
                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 2001


                           CLASS A, B, C AND Z SHARES



This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectuses of Liberty Growth & Income Fund (Fund). This SAI is not a prospectuses and is authorized for distribution only when accompanied or preceded by a Prospectuses of the Fund dated November 1, 2001. This SAI should be read together with a Prospectuses and the Fund's most recent Annual Report dated June 30, 2001. Investors may obtain a free copy of a Prospectuses and the Annual Report from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and Report of Independent Accountants appearing in the June 30, 2001 Annual Report are incorporated in this SAI by reference.



Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the funds distributed by LFD generally and additional information about certain securities and investment techniques described in the Fund's Prospectuses.


TABLE OF CONTENTS

        PART 1                                                              PAGE

        Definitions                                                          b
        Organization and History                                             b
        Investment Objective and Policies                                    b
        Fundamental Investment Policies                                      c
        Other Investment Policies                                            c
        Fund Charges and Expenses                                            c
        Investment Performance                                               h
        Custodian of the Fund                                                j
        Independent Accountants                                              j

        PART 2

        Miscellaneous Investment Practices                                   1
        Taxes                                                               11
        Management of the Funds                                             14
        Determination of Net Asset Value                                    20
        How to Buy Shares                                                   21
        Special Purchase Programs/Investor Services                         22
        Programs for Reducing or Eliminating Sales Charges                  23
        How to Sell Shares                                                  25
        Distributions                                                       26
        How to Exchange Shares                                              27
        Suspension of Redemptions                                           27
        Shareholder Liability                                               27
        Shareholder Meetings                                                27
        Performance Measures                                                28
        Appendix I                                                          30
        Appendix II                                                         35


                                       a


                                     PART 1
                          LIBERTY GROWTH & INCOME FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 2001

DEFINITIONS

     "Trust"        Liberty Funds Trust VI
     "Fund"         Liberty Growth & Income Fund
     "Advisor"      Colonial Management Associates, Inc., the Fund's investment advisor
     "LFD"          Liberty Funds Distributor, Inc., the Fund's distributor
     "LFS"          Liberty Funds Services, Inc., the Fund's shareholder
                    services and transfer agent

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1991. The Fund, a diversified series of the Trust, represents the entire interest in a separate series of the Trust. The Fund commenced investment operations on July 1, 1992

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and of any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.




The Fund changed its name from Colonial U.S. Fund for Growth to Colonial U.S. Stock Fund on March 3, 1997. The Fund changed its name from Colonial U.S. Stock Fund to Colonial U.S. Growth & Income Fund on September 1, 1998. The Fund changed its name from Colonial U.S. Growth & Income Fund to its current name on July 14, 2000. The Trust changed its name from Colonial Trust VI to its current name on April 1, 1999.


INVESTMENT OBJECTIVE AND POLICIES
The Fund's Prospectuses describes the Fund's investment goal and investment policies. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Fund:


         Repurchase Agreements
         Money Market Instruments
         Securities Loans
         Short-Term Trading
         Foreign Securities

Except as indicated below under "Fundamental Investment Policies," the Fund's investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.


                                       b

FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

The Fund may:
1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;
2. Only own real estate acquired as the result of owning securities; the value of such real estate may not exceed 5% of total assets;
3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;
4. Not issue senior securities except as provided in paragraph 1 above and to the extent permitted by the 1940 Act.
5. Underwrite securities issued by others only when disposing of portfolio securities;
6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements; and
7. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.

OTHER INVESTMENT POLICIES
As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:
1. Purchase securities on margin, but the Fund may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;
2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;
3. Purchase or sell commodity contracts if the total initial margin and premiums on the contracts exceeds 5% of its total assets;
4.    Invest more than 15% of its net assets in illiquid assets; and
5.    Invest more than 10% in American Depository Receipts.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objective, policies and restrictions as the Fund.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act diversification requirement, the issuer is the entity whose revenues support the security.


FUND CHARGES AND EXPENSES
Under the Fund's management agreement, the Fund pays the Advisor a monthly fee at the annual rate of 0.80% of the first $1 billion of the average daily net assets of the Fund and 0.70% in excess of $1 billion, subject to any voluntary reduction that the Advisor may agree to from time to time.
The Advisor voluntarily has agreed, until further notice, to reduce the fee from 0.70% to 0.60% on assets in excess of $1 billion.


The Advisor is responsible for providing accounting and bookkeeping services to the Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the outsourcing agreement.

Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

-     an annual flat fee of $10,000, paid monthly;
- in any month that a fund in the complex has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the fund for that month that is determined by the following formula:


                                       c



                  [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the outsourcing agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)



The Fund reimburses the Advisor for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.


The shareholders' servicing and transfer agency fee arrangement between LFS and the Fund has been revised so that the Fund pays the following fees:

      - An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus
      - An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus
      - A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus
      - A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus
      - The Fund's allocated share of LFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST and recovery of one-time expenses for the conversion to DST's account processing system at a rate of 1/24th of such one-time expenses per month.

RECENT FEES PAID TO THE ADVISOR, LFD AND LFS (dollars in thousands)


                                                               Year ended June 30
                                                               ------------------

                                                    2001              2000               1999
                                                    ----              ----               ----
Management fee                                    $10,731            $9,580             $8,686
Bookkeeping fee                                       459               420                383
Shareholder service and transfer agent fee          3,438             3,533              3,234
12b-1 fees:
  Service fee (Class A)                               990               825                793
  Service fee (Class B)                             2,093             2,194              1,921
  Service fee (Class C)                               103                81                 77
  Distribution fee (Class B)                        6,280             6,593              5,680
  Distribution fee (Class C)                          309               245                228
Fees or expenses waived or
  borne by the Advisor                               (391)             (242)               ---


BROKERAGE COMMISSIONS (dollars in thousands)


                                                               Year ended June 30
                                                               ------------------
                                                    2001              2000               1999
                                                    ----              ----               ----
Total commissions                                  $3,089            $1,630             $1,312
Directed transactions                              23,877                 0                  0
Commissions on directed transactions                   48                 0                  0
Commissions paid to Alpha Trade Inc.(a)             1,053               295                  0



(a) Registered broker-dealer used for buying or selling equity securities for the Fund. See "Managing the Fund" in the Prospectuses for more information.



                                       d


TRUSTEES AND TRUSTEES' FEES
For the fiscal year ended June 30, 2001 and the calendar year ended December 31, 2000, the Trustees received the following compensation for serving as Trustees(b):


                                                                      Total Compensation From The Fund
                                 Aggregate Compensation From Fund     Complex Paid To The Trustees For
                                        For The Fiscal Year                The Calendar Year Ended
Trustee                                 Ended June 30, 2001                 December 31, 2000(c)
-------                                 -------------------                 --------------------
Tom Bleasdale(d)(l)                            $2,499(e)                          $106,000(e)
John V. Carberry(f)                               N/A                                  N/A
Lora S. Collins(d)(l)                           2,308                               96,000
James E. Grinnell(d)(l)                         2,499                              102,000
Douglas A. Hacker(g)                            2,236                                    0
Janet Langford Kelly(g)                         2,196                                    0
Richard W. Lowry                                4,624                               99,000
Salvatore Macera                                4,639                               98,000
William E. Mayer                                4,501                              100,000
James L. Moody, Jr.(d)(l)                       2,499(h)                           105,000(h)
Charles R. Nelson(g)                            2,236                                    0
John J. Neuhauser                               4,642                              101,252
Joseph R. Palombo(i)                              N/A                                  N/A
Thomas Stitzel                                  4,503                               97,000
Robert L. Sullivan(j)                               0                               34,033
Thomas C. Theobald(g)                           2,268                                    0
Anne-Lee Verville                               4,618(k)                            94,667(k)



(b) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(c) At December 31, 2000, the complex consisted of 49 open-end and 9 closed-end management investment portfolios in the Liberty Funds Group - Boston (Liberty Funds) and 17 open-end management investment portfolios in the Liberty Variable Investment Trust (LVIT) (together, the Liberty Fund Complex).
(d) Resigned as Trustee of the Trust and the Liberty Fund Complex on December 27, 2000.
(e) For the fiscal year ended June 30, 2001, compensation includes $1,249 payable in later years as deferred compensation. For the calendar year ended December 31, 2000, compensation includes $52,000 payable in later years as deferred compensation.
(f) Resigned as Trustee of the Trust and the Liberty Fund Complex on August 4, 2000. Mr. Carberry did not receive compensation because he was an affiliated Trustee and employee of Liberty Financial.
(g)   Elected by the shareholders of the Funds on December 27, 2000.
(h) Total compensation of $2,499 for the fiscal year ended June 30, 2001, was paid on January 31, 2001. Total compensation of $105,000 for the calendar year ended December 31, 2000, was paid on January 31, 2001.
(i) Elected by the Trustees of the Liberty Fund Complex on August 23, 2000. Elected by the shareholders of the Funds on December 27, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and employee of the Administrator.
(j) Retired as Trustee of the Trust and the Liberty Fund Complex on April 20, 2000.
(k) Total compensation of $4,618 for the fiscal year ended June 30, 2001 will be paid on later years as deferred compensation. Total compensation of $94,667 for the calendar year ended December 31, 2000, will be payable in later years as deferred compensation.
(l) In conjunction with the combination of the Boston and Chicago Boards, Ms. Collins and Messrs. Bleasdale, Grinnell and Moody retired. Since they retired prior to the Board's mandatory retirement age, they will receive trustee retirement payments of $192,500, $154,500, $75,000 and $182,000 respectively.



                                       e



The following table sets forth the compensation paid to Ms. Kelly and Messrs. Hacker, Nelson and Theobald in their capacities as Trustees of the Stein Roe Fund Complex (m):



                                 Total Compensation from the Stein Roe
                                 Fund Complex Paid to the Trustees for
  Trustee                      the Calendar Year Ended December 31, 2000
  -------                      -----------------------------------------
  Douglas A. Hacker                              $98,100
  Janet Langford Kelly                            93,600
  Charles R. Nelson                               98,100
  Thomas C. Theobald                              98,100



(m) As of December 31, 2000, the Stein Roe Fund Complex consisted of the Liberty Floating Rate Fund, the Stein Roe Floating Rate Limited Liability Company, Liberty-Stein Roe Institutional Floating Rate Income Fund, and the following open-end mutual funds: 4 series of Liberty-Stein Roe Funds Income Trust, 4 series of Liberty-Stein Roe Funds Municipal Trust, 12 series of Liberty-Stein Roe Funds Investment Trust, 2 series of Liberty-Stein Roe Advisor Trust, 1 series of Liberty-Stein Roe Funds Trust, 10 portfolios of SR&F Base Trust, and 5 series of SteinRoe Variable Investment Trust.


As of the shareholder meeting on December 27, 2000, the Liberty Fund Complex and the Stein Roe Fund Complex were merged into one fund complex (Fund Complex). Effective on December 27, 2000, the Trustees serve as Trustees for all the Funds in both the Liberty Fund Complex and the Stein Roe Fund Complex.

For the calendar year ended December 31, 2000, some of the Trustees received the following compensation in their capacities as trustees or directors of the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (together, Liberty All-Star Funds):


                                             Total Compensation From
                                     Liberty All-Star Funds for the Calendar
Trustee                                  Year Ended December 31, 2000(n)
-------                              ---------------------------------------
Robert J. Birnbaum                                   $25,000
John V. Carberry(o)                                      N/A
James E. Grinnell                                     25,000
Richard W. Lowry                                      25,000
William E. Mayer                                      25,000
John J. Neuhauser                                     25,000
Joseph R. Palombo(p)                                     N/A



(n) The Liberty All-Star Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).
(o) Resigned as Trustee and Director of the Liberty All-Star Funds on August 4, 2000. Mr. Carberry did not receive compensation because he was an affiliated Trustee and Director and employee of Liberty Financial.
(p) Elected by the Trustees and Directors of the Liberty All-Star Funds on October 25, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and Director and employee of the Administrator. Because Mr. Palombo is an "interested person" of LAMCO, he resigned his position as a Trustee and Director of the Liberty All-Star Funds on November 1, 2001, in connection with the Liberty Financial acquisition by Fleet National Bank.


OWNERSHIP OF THE FUND
As of record on September 30, 2001, the Trustees and officers of the Trust as a group owned less than 1% of the then outstanding shares of the Fund.



As of record on September 30, 2000, the following shareholders owned 5% or more of the Fund's then outstanding shares:



                                       f


Class C Shares

Banc One Securities Corp.                                            15.80%
Attn:  Wrap Processing OH1-1244
Suite J-2
1111 Polaris Parkway
Columbus, OH  43240-1244


Class Z Shares

Charles Schwab & Co. Inc.                                            99.68%
Attn:  Mutual Fund Operations
101 Montgomery Street
San Francisco, CA  94101-4122



As of record on September 30, 2001, there were 29,174 Class A, 73,665 Class B, 5,332 Class C and 15 Class Z record holders of the Fund.


SALES CHARGES (dollars in thousands)


                                                                        Class A Shares
                                                                      Year ended June 30
                                                                      ------------------
                                                                  2001       2000       1999
                                                                  ----       ----       ----
Aggregate initial sales charges on Fund share sales              $2,463     $2,019     $1,150
Initial sales charges retained by LFD                                67         86        161
Aggregate contingent deferred sales charges (CDSC)
on Fund redemptions                                                   6         10         15



                                                                        Class B Shares
                                                                      Year ended June 30
                                                                      ------------------
                                                                 2001       2000       1999
                                                                 ----       ----       ----
Aggregate CDSC on Fund redemptions                              $1,833     $3,369     $1,769



                                                                        Class C Shares
                                                                      Year ended June 30
                                                                      ------------------
                                                                  2001       2000       1999
                                                                  ----       ----       ----
Aggregate CDSC on Fund redemptions                                 $4         $10        $21



                                       g


12b-1 PLAN, CDSC AND CONVERSION OF SHARES
The Fund offers five classes of shares - Class A, Class B, Class C, Class S and Class Z. Class S share information appears in a separate statement of additional information. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the Act. Under the Plan, the Fund pays LFD monthly a service fee at an annual rate of 0.25% of the net assets attributed to Class A, B and C shares. The Fund also pays LFD monthly a distribution fee at an annual rate of 0.75% of the average daily net assets attributed to Class B and Class C shares. LFD may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of LFD's expenses, LFD may realize a profit from the fees.

The Plan authorizes any other payments by the Fund to LFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.

The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees of the Trust who are not interested persons of the Trust is effected by such disinterested Trustees.


Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value subject to a CDSC if redeemed within a certain number of years after purchase depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class Z and Class S shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectuses.


No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.


A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee. See the prospectuses for a description of the different programs.


SALES-RELATED EXPENSES (dollars in thousands) of LFD relating to the Fund were:


                                                                         Year ended June 30, 2001
                                                                         ------------------------
                                                             Class A Shares   Class B Shares   Class C Shares
                                                             --------------   --------------   --------------
Fees to FSFs                                                       $859          $12,551             $478
Cost of sales material relating to the Fund (including
printing and mailing expenses)                                      592              972              246
Allocated travel, entertainment and other promotional
expenses  (including advertising)                                   492              805              203


INVESTMENT PERFORMANCE





                                       h



The Fund's average annual total returns at June 30, 2001 were (q)(r):



                                                                  Class A Shares
                                                                                               Period July 1, 1992
                                                                                           (commencement of investment
                                                                                                   operations)
                                         1 Year                       5 Years                 through June 30, 2001
                                         ------                       -------                 ---------------------
With sales charge of 5.75%                6.82%                       15.99%                         15.67%
Without sales charge                     13.34%                       17.37%                         16.43%



                                                                 Class B Shares
                                                                                               Period July 1, 1992
                                                                                           (commencement of investment
                                                                                                   operations)
                                         1 Year                       5 Years                 through June 30, 2001
                                         ------                       -------                 ---------------------
With applicable CDSC            7.93% (5.00% CDSC)             16.27% (2.00% CDSC)                   15.54%
Without CDSC                   12.46%                          16.49%                                15.54%



                                                             Class C Shares(s)(t)
                                                                                             Period July 1, 1992
                                                                                         (commencement of investment
                                                                                                 operations)
                                        1 Year                     5 Years                  through June 30, 2001
                                        ------                     -------                  ---------------------
With applicable CDSC          11.48% (1.00% CDSC)                   16.48%                        15.54%(t)
Without CDSC                  12.38%                                16.48%                        15.54%(t)



                                                              Class Z Shares(s)(u)

                                                                                             Period July 1, 1992
                                                                                         (commencement of investment
                                                                                                 operations)
                                        1 Year                     5 Years                  through June 30, 2001
                                        ------                     -------                  ---------------------
                                        13.63%                      17.54%(u)                     16.53%(u)



(q) The data presented in the foregoing tables reflect performance of the Fund, in part, while its portfolio was being managed by a former sub-advisor, using different investment policies than are now in effect.
(r) Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.
(s) Classes C and Z share performance information includes returns of the Fund's Class B and Class A shares respectively (as their expense structure more closely resembles that of the newer classes) for periods prior to the inception of the newer classes. Share class returns are not restated to reflect any expense differential (i.e., Rule 12b-1 fees) between the older and newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer classes would have been different.
(t)   Class C shares were initially offered on July 1, 1994.
(u)   Class Z shares were initially offered on January 11, 1999.


See Part 2 of this SAI, "Performance Measures," for how calculations are made.


                                       i

CUSTODIAN OF THE FUND
State Street Bank & Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP, located at 160 Federal Street, Boston, Massachusetts 02110, are the Fund's independent accountants, providing audit and tax return preparation services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.



                                       j

                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART 2


The following information applies generally to most funds advised by the Advisor. "Funds" include each series of Liberty Funds Trust I, Liberty Funds Trust II, Liberty Funds Trust III, Liberty Funds Trust IV, Liberty Funds Trust V, Liberty Funds Trust VI and Liberty Funds Trust VII. In certain cases, the discussion applies to some, but not all of the funds, and you should refer to your Fund's Prospectus and to Part 1 of this SAI to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.


MISCELLANEOUS INVESTMENT PRACTICES

PART 1 OF THIS SAI LISTS ON PAGE B WHICH OF THE FOLLOWING INVESTMENT PRACTICES ARE AVAILABLE TO YOUR FUND. IF AN INVESTMENT PRACTICE IS NOT LISTED IN PART 1 OF THIS SAI, IT IS NOT APPLICABLE TO YOUR FUND.

SHORT-TERM TRADING
In seeking the fund's investment objective, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the fund may have owned the security. From time to time, the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. The fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the fund's portfolio.


SHORT SALES
A fund's short sales are subject to special risks. A short sale involves the sale by the fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the fund borrows the security from a third party. The fund is then obligated to return the security to the third party, so the fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the fund.



LOWER-RATED DEBT SECURITIES
Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,



1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;



2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;



3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the fund's achievement of its investment objective; and



4. lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.



In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.


SMALL COMPANIES
Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

FOREIGN SECURITIES
The fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the fund, will be held by the fund's custodian or by a subcustodian or depository. See also "Foreign Currency Transactions" below.

The fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxation" below.

OTHER INVESTMENT COMPANIES
The fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

ZERO COUPON SECURITIES (ZEROS)
The fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

STEP COUPON BONDS (STEPS)
The fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

TENDER OPTION BONDS
A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES
The fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

MONEY MARKET INSTRUMENTS
GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. SUPRANATIONAL OBLIGATIONS are issued by supranational entities and are generally designed to promote economic improvements. CERTIFICATES OF DEPOSITS are issued against deposits in a commercial bank with a defined return and maturity. BANKER'S ACCEPTANCES are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. COMMERCIAL PAPER is promissory notes issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). SHORT-TERM CORPORATE OBLIGATIONS are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. PARTICIPATION INTERESTS include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the fund would be allowed to invest in directly.

SECURITIES LOANS
The fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The fund may also call such loans in order to sell the securities involved.


FORWARD COMMITMENTS ("WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES)
The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.


MORTGAGE DOLLAR ROLLS
In a mortgage dollar roll, the fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the fund from the transaction.


MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

NON-AGENCY MORTGAGE-BACKED SECURITIES

The fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy, and the fund may incur a loss.



ASSET-BACKED SECURITIES
Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.


REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.


REVERSE REPURCHASE AGREEMENTS
In a reverse repurchase agreement, the fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the fund and, therefore, as a form of leverage. The fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

OPTIONS ON SECURITIES
WRITING COVERED OPTIONS. The fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the fund's investment objective and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER (OTC) OPTIONS. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the fund and assets held to cover OTC options written by the fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the fund, only pursuant to agreements that will assure that the fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your fund's Prospectus) of the fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the fund, (ii) OTC options purchased by the fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying securities, since the fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the fund has expired, the fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.



A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The fund may enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC.


Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract, although the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.


OPTIONS ON FUTURES CONTRACTS. The fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.


As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the fund, the fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


USE BY TAX-EXEMPT FUNDS OF INTEREST RATE AND U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. The funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.


In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the fund's portfolio securities sought to be hedged.

Successful use of index futures by the fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurs, the fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures.

FOREIGN CURRENCY TRANSACTIONS
The fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the fund expects to purchase, when the fund holds cash or short-term investments). In connection with position hedging, the fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.


CURRENCY FORWARD AND FUTURES CONTRACTS. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.


A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

CURRENCY OPTIONS. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

MUNICIPAL LEASE OBLIGATIONS
Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

PARTICIPATION INTERESTS
The fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the fund in connection with the arrangement. The fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

STAND-BY COMMITMENTS
When the fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the fund, although it could sell the underlying municipal obligation to a third party at any time.

The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the fund portfolio will not exceed 10% of the value of the fund's total assets calculated immediately after each stand-by commitment is acquired. The fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

INVERSE FLOATERS
Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

RULE 144A SECURITIES

The fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 ("1933 Act"). That Rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.



TAXES
In this section, all discussions of taxation at the shareholder and fund levels relate to federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.


FEDERAL TAXES. The fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and fund distributions would generally be taxable as ordinary dividend income to the shareholders.

ALTERNATIVE MINIMUM TAX. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

RETURN OF CAPITAL DISTRIBUTIONS. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital exceeds the cost basis in the shares.

FUNDS THAT INVEST IN U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their fund shares and distributions and redemption proceeds received from the fund.


FUND DISTRIBUTIONS. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 20%.


Distributions will be taxed as described above whether received in cash or in fund shares. Dividends and distributions on a fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a fund's net asset value also reflects unrealized losses.

DISTRIBUTIONS FROM TAX-EXEMPT FUNDS. Each tax-exempt fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder. The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

The Tax Reform Act of 1986 makes income from certain "private activity bonds" issued after August 7, 1986, a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Other provisions of the Tax Reform Act affect the tax treatment of distributions for corporations, casualty insurance companies and financial institutions; interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 20% tax rate for shareholders who are individuals) regardless of the length of time fund shares are held.

A tax-exempt fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of one year or more is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the fund.

SPECIAL TAX RULES APPLICABLE TO TAX-EXEMPT FUNDS. Income distributions to shareholders who are substantial users or related persons of substantial users of facilities financed by industrial revenue bonds may not be excludable from their gross income if such income is derived from such bonds. Income derived from the fund's investments other than tax-exempt instruments may give rise to taxable income. The fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of fund shares to the extent of tax-exempt dividends paid during that period. A shareholder who borrows money to purchase the fund's shares will not be able to deduct the interest paid with respect to such borrowed money.

SALES OF SHARES. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than 12 months. Otherwise the gain on the sale, exchange or redemption of fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than 12 months, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to a 31% backup withholding unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the fund. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, LFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.

EXCISE TAX. To the extent that the fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Advisor intends to avoid this tax except when the cost of processing the distribution is greater than the tax.


TAX ACCOUNTING PRINCIPLES. To qualify as a "regulated investment company," the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities); and (c) distribute at least 90% of both its ordinary income (inclusive of net short-term capital gains) and its tax-exempt interest income earned each year.



HEDGING TRANSACTIONS. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund and its shareholders.



SECURITIES ISSUED AT A DISCOUNT. The fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In such cases, the fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the fund level.


FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the fund. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, including a holding period requirement , as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by the fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the fund in certain "passive foreign investment companies" could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to fund shareholders. However, the fund may be able to elect to treat a passive foreign investment company as a "qualified electing fund," in which case the fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return.

MANAGEMENT OF THE FUNDS (IN THIS SECTION, AND THE FOLLOWING SECTIONS ENTITLED "TRUSTEES AND OFFICERS," "THE MANAGEMENT AGREEMENT," "ADMINISTRATION AGREEMENT," "THE PRICING AND BOOKKEEPING AGREEMENT," "PORTFOLIO TRANSACTIONS," "INVESTMENT DECISIONS," AND "BROKERAGE AND RESEARCH SERVICES," THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC.) The Advisor is the investment advisor to each of the funds (except for Liberty Money Market Fund, Liberty Municipal Money Market Fund, Liberty Newport Global Equity Fund, Liberty Tax-Managed Value Fund, Liberty Newport Tiger Fund, Liberty Newport Japan Opportunities Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund Liberty Newport International Equity Fund and Liberty Newport Asia Pacific Fund - see Part I of each Fund's respective SAI for a description of the investment advisor). The Advisor is a subsidiary of Liberty Funds Group LLC (LFG), One Financial Center, Boston, MA 02111. LFG is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (Liberty Financial), which in turn is a direct majority-owned subsidiary of LFC Management Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct wholly-owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly-owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the United States. Liberty Financial's address is 600 Atlantic Avenue, Boston, MA 02210. Liberty Mutual's address is 175 Berkeley Street, Boston, MA 02117.


TRUSTEES AND OFFICERS (THIS SECTION APPLIES TO ALL OF THE FUNDS)


Name and Address           Age     Position with Fund      Principal Occupation During Past Five Years
----------------           ---     ------------------      -------------------------------------------

Douglas A. Hacker          45      Trustee                 Executive Vice President and Chief Financial
P.O. Box 66100                                             Officer of UAL, Inc. (airline) since July,
Chicago, IL 60666                                          1999; Senior Vice President and Chief


Janet Langford Kelly       43      Trustee                 Executive Vice President-Corporate Development and
One Kellogg Square                                         Administration, General Counsel and Secretary, Kellogg
Battle Creek, MI 49016                                     Company (food manufacturer), since September, 1999;
                                                           Senior Vice President, Secretary and General Counsel,
                                                           Sara Lee Corporation (branded, packaged,
                                                           consumer-products manufacturer) prior thereto.


Richard W. Lowry           65      Trustee                 Private Investor since August, 1987 (formerly
10701 Charleston Drive                                     Chairman and Chief Executive Officer, U.S.
Vero Beach, FL 32963                                       Plywood Corporation (building products
                                                           manufacturer)).


Salvatore Macera           70      Trustee                 Private Investor since 1981 (formerly 26 Little Neck
                                                           Lane Executive Vice President and Director of Itek New
                                                           Seabury, MA 02649 Corporation (electronics) from 1975 to
                                                           1981).

William E. Mayer*          61      Trustee                 Managing Partner, Park Avenue Equity Partners (venture
500 Park Avenue, 5th                                       capital) since 1998 (formerly Founding Partner,
Floor                                                      Development Capital LLC from November 1996 to 1998; Dean
New York, NY 10022                                         and Professor, College of Business and Management,
                                                           University of Maryland from October, 1992 to November,
                                                           1996); Director: Lee Enterprises (print and on-line
                                                           media), WR Hambrecht + Co. (financial service provider)
                                                           Systech Retail Systems (retail industry technology
                                                           provider).


Charles R. Nelson          59      Trustee                 Van Voorhis Professor, Department of
Department of Economics                                    Economics, University of Washington;
University of Washington                                   consultant on econometric and statistical
Seattle, WA 98195                                          matters.


John J. Neuhauser          58      Trustee                 Academic Vice President and Dean of Faculties
84 College Road                                            since August, 1999, Boston College (formerly
Chestnut Hill, MA                                          Dean, Boston College School of Management from
02467-3838                                                 September, 1977 to September, 1999); Director,
                                                           Saucony, Inc. (athletic footwear).

Joseph R. Palombo*         48      Trustee and             Chief Operations Officer of Mutual Funds, Liberty
One Financial Center               Chairman of             Financial since August, 2000; Executive Vice President
Boston, MA 02111                   the Board               and Director of the Advisor since April, 1999; Executive
                                                           Vice President and Chief Administrative Officer of LFG
                                                           since April, 1999; Director of Stein Roe & Farnham
                                                           Incorporated (Stein Roe) since September, 2000; Trustee
                                                           and Chairman of the Board of the Stein Roe Mutual Funds
                                                           since October, 2000; Manager of Stein Roe Floating Rate
                                                           Limited Liability Company since October, 2000 (formerly
                                                           Vice President of the Liberty Funds from April, 1999 to
                                                           August, 2000; Chief Operating Officer, Putnam Mutual
                                                           Funds from 1994 to 1998).


Thomas E. Stitzel          65      Trustee                 Business Consultant since 1999 (formerly
2208 Tawny Woods Place                                     Professor of Finance from 1975 to 1999 and
Boise, ID  83706                                           Dean from 1977 to 1991, College of Business,
                                                           Boise State University); Chartered Financial
                                                           Analyst.


Thomas C. Theobald         64      Trustee                 Managing Director, William Blair Capital Partners
Suite 1300                                                 (private equity investing) since 1994 (formerly Chief
222 West Adams Street                                      Executive Officer and Chairman of the Board of
Chicago, IL 60606                                          Directors, Continental Bank Corporation); Director of
                                                           Xerox Corporation (business products and services),
                                                           Anixter International (network support equipment
                                                           distributor), Jones Lang LaSalle (real estate management
                                                           services) and MONY Group (life insurance).

Anne-Lee Verville          56      Trustee                 Chairman of the Board of Directors, Enesco Group, Inc.
359 Stickney Hill Road                                     (designer, importer and distributor of giftware and
Hopkinton, NH  03229                                       collectibles); Director, LearnSomething.com, Inc.
                                                           (online educational products and services) since 2000;
                                                           author and speaker on educational systems needs
                                                           (formerly General Manager, Global Education Industry
                                                           from 1994 to 1997, and President, Applications Solutions
                                                           Division from 1991 to 1994, IBM Corporation (global
                                                           education and global applications)).


Keith T. Banks             45      President               President of the Liberty Funds since November,
Fleet Asset Management                                     2001; Chief Investment Officer and Chief
590 Madison Avenue, 36th                                   Executive Officer of Fleet Asset Management
Floor                                                      since 2000 (formerly Managing Director and
Mail Stop NY EH 30636A                                     Head of U.S. Equity, J.P. Morgan Investment
New York, NY  10022                                        Management from 1996 to 2000).


Vicki Benjamin             39      Chief                   Chief Accounting Officer of the Liberty Funds,
One Financial Center               Accounting              Stein Roe Funds and Liberty All-Star Funds
Boston, MA 02111                   Officer                 since June, 2001; Vice President of LFG since
                                                           April, 2001 (formerly Vice President, Corporate Audit,
                                                           State Street Bank and Trust Company from May, 1998 to
                                                           April, 2001; Senior Audit Manager, Coopers & Lybrand
                                                           from December, 1989 to May, 1998).


J. Kevin Connaughton       37      Treasurer               Treasurer of the Liberty Funds and of the
One Financial Center                                       Liberty All-Star Funds since December, 2000
Boston, MA 02111                                           (formerly Controller of the Liberty Funds and
                                                           of the Liberty All-Star Funds from February, 1998 to
                                                           October, 2000); Treasurer of the Stein Roe Funds since
                                                           February, 2001 (formerly Controller from May, 2000 to
                                                           February, 2001); Senior Vice President of LFG since
                                                           January, 2001 (formerly Vice President from April, 2000
                                                           to January, 2001) (formerly Vice President of the
                                                           Advisor from February, 1998 to October, 2000) (formerly
                                                           Senior Tax Manager, Coopers & Lybrand, LLP from April,
                                                           1996 to January, 1998).


Michelle G. Azrialy        32      Controller              Controller of the Liberty Funds and of the
One Financial Center                                       Liberty All-Star Funds since May, 2001; Vice
Boston, MA 02111                                           President of LFG since March, 2001 (formerly
                                                           Assistant Vice President of Fund Administration from
                                                           September, 2000 to February, 2001; Compliance Manager of
                                                           Fund Administration from September, 1999 to August,
                                                           2000) (formerly Assistant Treasurer, Chase Global Fund
                                                           Services - Boston from August, 1996 to September, 1999).

William J. Ballou          36      Secretary               Secretary of the Liberty Funds and of the
One Financial Center                                       Liberty All-Star Funds since October, 2000
Boston, MA 02111                                           (formerly Assistant Secretary from October,
                                                           1997 to October, 2000); Secretary of the Stein Roe Funds
                                                           since February, 2001 (formerly Assistant Secretary from
                                                           May, 2000 to February, 2001); Senior Vice President of
                                                           the Advisor since April, 2001 (formerly Vice President
                                                           from October, 1997 to March, 2001) Senior Counsel of the
                                                           Advisor since April, 2000 (formerly Counsel from
                                                           October, 1997 to March, 2000) Assistant Secretary of the
                                                           Advisor since October, 1997; Senior Vice President of
                                                           LFG since April, 2001 (formerly Vice President and
                                                           Counsel from October, 1997 to March, 2001); Senior
                                                           Counsel of LFG since April, 2000, and Assistant
                                                           Secretary since December, 1998 of LFG (formerly
                                                           Associate Counsel, Massachusetts Financial Services
                                                           Company from May, 1995 to September, 1997).

* A Trustee who is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) of the Trust or the Advisor. Mr. Mayer is an interested person by reason of his affiliation with Hambrecht + Co. Mr. Palombo is an interested person as an employee of the Advisor.








The Trustees serve as trustees of all funds for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the funds based on each fund's relative net assets and one-third of the fees is divided equally among the funds.



The Advisor and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Advisor currently serves as investment advisor or administrator for 63 open-end and 9 closed-end management investment company portfolios. Trustees and officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.


The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the funds into a master fund/feeder fund structure. Under this structure, a fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objectives, policies and restrictions as the fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.


THE MANAGEMENT AGREEMENT (THIS SECTION DOES NOT APPLY TO LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY NEWPORT GLOBAL EQUITY FUND, LIBERTY TAX-MANAGED VALUE FUND, LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT INTERNATIONAL EQUITY FUND, LIBERTY NEWPORT EUROPE FUND OR LIBERTY NEWPORT ASIA PACIFIC FUND)


Under a Management Agreement (Agreement), the Advisor has contracted to furnish each fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each fund pays a monthly fee based on the average of the daily closing value of the total net assets of each fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Agreement may be terminated with respect to the fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. LFD pays the cost of printing and distributing all other Prospectuses.


ADMINISTRATION AGREEMENT (THIS SECTION APPLIES ONLY TO LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY NEWPORT GLOBAL EQUITY FUND, LIBERTY TAX-MANAGED VALUE FUND, LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT EUROPE FUND AND LIBERTY NEWPORT ASIA PACIFIC FUND AND THEIR RESPECTIVE TRUSTS).


Under an Administration Agreement with each fund named above, the Advisor, in its capacity as the Administrator to each fund, has contracted to perform the following administrative services:

      (a)   providing office space, equipment and clerical personnel;

      (b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each fund;

      (c) preparing and, if applicable, filing all documents required for compliance by each fund with applicable laws and regulations;

      (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

      (e) coordinating and overseeing the activities of each fund's other third-party service providers; and

      (f)   maintaining certain books and records of each fund.


With respect to Liberty Money Market Fund and Liberty Municipal Money Market Fund, the Administration Agreement for these funds provides for the following services in addition to the services referenced above:


      (g) Monitoring compliance by the fund with Rule 2a-7 under the 1940 Act and reporting to the Trustees from time to time with respect thereto; and


      (h)   Monitoring the investments and operations of the following
            Portfolios: SR&F Municipal Money Market Portfolio (Municipal Money Market Portfolio) in which Liberty Municipal Money Market Fund is invested; and SR&F Cash Reserves Portfolio in which Liberty Money Market Fund is invested.


The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

THE PRICING AND BOOKKEEPING AGREEMENT

The Advisor/Administrator is responsible for providing accounting and bookkeeping services to each fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor/Administrator has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor/Administrator pays fees to State Street under the Outsourcing Agreement.



Under a pricing and bookkeeping agreement with each fund, the Advisor/Administrator receives from each fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:



- from each fund that is a stand-alone fund or a master fund in a master fund/feeder fund structure, an annual flat fee of $10,000, paid monthly;



- from each fund that is a feeder fund in a master fund/feeder fund structure, an annual flat fee of $5,000, paid monthly; and



- in any month that a fund in the complex has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the fund for that month that is determined by the following formula:



                  [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)



Each fund reimburses the Advisor/Administrator for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.






PORTFOLIO TRANSACTIONS

THE FOLLOWING SECTIONS ENTITLED "INVESTMENT DECISIONS" AND "BROKERAGE AND RESEARCH SERVICES" DO NOT APPLY TO LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY TAX-MANAGED VALUE FUND AND LIBERTY NEWPORT GLOBAL EQUITY FUND. FOR EACH OF THESE FUNDS, SEE PART 1 OF ITS RESPECTIVE SAI. THE ADVISOR OF LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT INTERNATIONAL EQUITY FUND, LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT EUROPE FUND AND LIBERTY NEWPORT ASIA PACIFIC FUND FOLLOWS THE SAME PROCEDURES AS THOSE SET FORTH UNDER "BROKERAGE AND RESEARCH SERVICES."



INVESTMENT DECISIONS. The Advisor acts as investment advisor to each of the funds (except for the Liberty Money Market Fund, Liberty Municipal Money Market Fund, Liberty Newport Global Equity Fund, Liberty Tax-Managed Value Fund, Liberty Newport Tiger Fund, Liberty Newport International Equity Fund, Liberty Newport Japan Opportunities Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund and Liberty Newport Asia Pacific Fund each of which is administered by the Advisor. The Advisor's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The funds and clients advised by the Advisor or the funds administered by the Advisor sometimes invest in securities in which the fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the funds outweighs the disadvantages, if any, which might result from these practices.



The portfolio managers of Liberty Newport Global Equity Fund, a series of Liberty Funds Trust IV, will use the trading facilities of Stein Roe, an affiliate of the Advisor, to place all orders for the purchase and sale of this fund's portfolio securities, futures contracts and foreign currencies.

BROKERAGE AND RESEARCH SERVICES. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the funds as a factor in the selection of broker-dealers to execute securities transactions for a fund.

The Advisor places the transactions of the funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the funds' transactions where the funds can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a fund.

The Advisor may use the services of AlphaTrade Inc. (ATI), a registered broker-dealer and subsidiary of the Advisor, when buying or selling equity securities for a fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays ATI on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through ATI so that the Trustees may consider whether such trades complied with these procedures and the Rule. ATI employs electronic trading methods by which it seeks to obtain best price and execution for the fund, and will use a clearing broker to settle trades.

PRINCIPAL UNDERWRITER
LFD is the principal underwriter of the Trust's shares. LFD has no obligation to buy the funds' shares, and purchases the funds' shares only upon receipt of orders from authorized FSFs or investors.

INVESTOR SERVICING AND TRANSFER AGENT
LFS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to LFS is based on the average daily net assets of each fund plus reimbursement for certain out-of-pocket expenses. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON FEES RECEIVED BY LFS. The agreement continues indefinitely but may be terminated by 90 days' notice by the fund to LFS or generally by 6 months' notice by LFS to the fund. The agreement limits the liability of LFS to the fund for loss or damage incurred by the fund to situations involving a failure of LFS to use reasonable care or to act in good faith in performing its duties under the agreement. It also provides that the fund will indemnify LFS against, among other things, loss or damage incurred by LFS on account of any claim, demand, action or suit made on or against LFS not resulting from LFS's bad faith or negligence and arising out of, or in connection with, its duties under the agreement.

CODE OF ETHICS
The Fund, the Advisor, and LFD have adopted Codes of Ethics pursuant to the requirements of the Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the funds.


DETERMINATION OF NET ASSET VALUE

Each fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the fund's redeemable securities on days when an investor cannot redeem such securities. The net asset value of the Municipal Money Market Portfolio will not be determined on days when the Exchange is closed unless, in the judgment of the Municipal Money Market Portfolio's Board of Trustees, the net asset value of the Municipal Money Market Portfolio should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.


Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trust's Board of Trustees.


(The following two paragraphs are applicable only to Liberty Newport Tiger Fund, Liberty Newport Japan Opportunities Fund, Liberty Newport Greater China Fund, Liberty Newport International Equity Fund, Liberty Newport Europe Fund and Liberty Newport Asia Pacific Fund. "Advisor" in these two paragraphs refers to each fund's investment advisor, Newport Fund Management, Inc.)


Trading in securities on stock exchanges and over-the-counter markets in the Far East is normally completed well before the close of the business day in New York. Trading on Far Eastern securities markets may not take place on all business days in New York, and trading on some Far Eastern securities markets does take place on days which are not business days in New York and on which the fund's NAV is not calculated.

The calculation of the fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the fund's NAV is calculated) will not be reflected in the fund's calculation of NAV unless the Advisor, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the fund's shares into U.S. dollars at prevailing market rates.


AMORTIZED COST FOR MONEY MARKET FUNDS (THIS SECTION CURRENTLY DOES NOT APPLY TO LIBERTY MONEY MARKET FUNDS, - SEE "AMORTIZED COST FOR MONEY MARKET FUNDS" UNDER "OTHER INFORMATION CONCERNING THE PORTFOLIO" IN PART 1 OF THE SAI OF LIBERTY MUNICIPAL MONEY MARKET FUND FOR INFORMATION RELATING TO THE MUNICIPAL MONEY MARKET PORTFOLIO)


Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Portfolio instruments are valued under the amortized cost method, whereby the instrument is recorded at cost and thereafter amortized to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. When a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.


See the Statement of Assets and Liabilities in the shareholder report of the Liberty Money Market Fund for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.


HOW TO BUY SHARES
The Prospectus contains a general description of how investors may buy shares of the fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the fund before the fund processes that day's transactions. If the FSF fails to transmit before the fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to LFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.


The fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, LFD's commission is the sales charge shown in the fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that LFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that LFD may from time to time reallow additional amounts to all or certain FSFs. LFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse LFD for any up-front and/or ongoing commissions paid to FSFs.


Checks presented for the purchase of shares of the fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption will subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

LFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to LFS, provided the new FSF has a sales agreement with LFD.


Shares credited to an account are transferable upon written instructions in good order to LFS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates will not be issued for Class A shares unless specifically requested and no certificates will be issued for Class B, C, J, S, T or Z shares. The Liberty money market funds will not issue certificates. Shareholders may send any certificates which have been previously acquired to LFS for deposit to their account.


LFD may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in the Fund's SAI) to FSFs that agree to promote the sale of shares of the Fund or other funds that LFD distributes. At its discretion, the Distributor may offer special sales incentives only to selected FSFs or to FSFs who have previously sold or expect to sell significant amounts of the Fund's shares.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES
The following special purchase programs/investor services may be changed or eliminated at any time.


AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares of most funds advised by Colonial, Newport Fund Management, Inc., Crabbe Huson Group, Inc. and Stein Roe may be purchased through the Automatic Investment Plan. Preauthorized monthly bank drafts or electronic funds transfers for a fixed amount of at least $50 are used to purchase a fund's shares at the public offering price next determined after LFD receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from LFD.



AUTOMATED DOLLAR COST AVERAGING (Classes A, B, C and S). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any mutual fund advised by Colonial, Newport Fund Management, Inc., Crabbe Huson Group, Inc. and Stein Roe in which you have a current balance of at least $5,000 into the same class of shares of up to four other funds. Complete the Automated Dollar Cost Averaging section of the Application. The designated amount will be exchanged on the third Tuesday of each month. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any fund, exchange between the same Class of shares of funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any fund, subject to the imposition of any applicable CDSC.


Any additional payments or exchanges into your fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Liberty Funds Services, Inc. P.O. Box 1722, Boston, MA 02105-1722.

You should consult your FSF or investment advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

LFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" for more information.


TAX-SHELTERED RETIREMENT PLANS. LFD offers prototype tax-qualified plans, including IRAs, and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Investors Bank & Trust Company is the Trustee of LFD prototype plans and charges a $18 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from LFD.


Participants in non-LFD prototype Retirement Plans (other than IRAs) also are charged a $10 annual fee unless the plan maintains an omnibus account with LFS. Participants in LFD prototype Plans (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to LFS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a LFD IRA Rollover account in any fund, or if the Plan maintains an omnibus account.

Consultation with a competent financial and tax advisor regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

TELEPHONE ADDRESS CHANGE SERVICES. By calling LFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.

CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

AUTOMATIC DIVIDEND DIVERSIFICATION. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a fund automatically invested in the same class of shares of another fund. An ADD account must be in the same name as the shareholder's existing open account with the particular fund. Call LFS for more information at 1-800-422-3737.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

RIGHT OF ACCUMULATION (Class A, Class B and Class T shares only) (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares). Reduced sales charges on Class A, B and T shares can be effected by combining a current purchase with prior purchases of Class A, B, C, T and Z shares of the funds distributed by LFD. The applicable sales charge is based on the combined total of:


1.    the current purchase; and


2. the value at the public offering price at the close of business on the previous day of all funds' Class A shares held by the shareholder (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another fund other than a money market fund).


LFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by LFS. A fund may terminate or amend this Right of Accumulation.


STATEMENT OF INTENT (Class A and Class T shares only).

Any person may qualify for reduced sales charges on purchases of Class A and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Class A, B, C, T and Z shares held by the shareholder on the date of the Statement in funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, LFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to LFD the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to LFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, LFS will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from LFS at 1-800-345-6611.

REINSTATEMENT PRIVILEGE. An investor who has redeemed Class A, B, C or T shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any fund at the NAV next determined after LFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or LFS. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.



PRIVILEGES OF LIBERTY EMPLOYEES OR FINANCIAL SERVICE FIRMS (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS). Class A shares of certain funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, LFD and other companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with LFD; and such persons' families and their beneficial accounts.



PRIVILEGES OF LIBERTY ACORN FUNDS SHAREHOLDERS. Any shareholder who owned shares of any fund of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by LFD, may purchase Class A shares of any fund distributed by LFD at NAV in those cases where a Liberty Fund Class Z share is not available. Qualifying shareholders will not be subject to any Class A initial sales charge or CDSC; however, they will be subject to the annual Rule 12b-1 service fee.



EXCHANGES FOR AFFILIATES OF INVESTMENT ADVISOR. Clients of affiliates of LFD who have previously purchased shares of other investment companies and have been charged a front-end load or other sales charge on such purchases may exchange those shares for Class A shares of any funds distributed by LFD, without incurring an additional front-end load or sales charge for those exchanged shares. Certain funds may charge an annual 12b-1 distribution and service fee.



SPONSORED ARRANGEMENTS. Class A and Class T shares (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares) of certain funds may be purchased at a reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.



Class A and Class T shares (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with LFD pursuant to which the funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.


WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCS) (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS) (Classes A, B and C) CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with LFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three-month period prior to the first SWP redemption). Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "Investor Services - Systematic Withdrawal Plan."

3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver,
      (i) the disability must arise AFTER the purchase of shares AND (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by Colonial.

6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in funds distributed by LFD for at least two years.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES
Shares may also be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction or stock power form to LFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from FSFs, LFS and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. Call LFS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to LFS and may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals from Class B and Class C shares of the fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and Class C share account may do so but will be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other fund distributions payable in shares of the fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, LFS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.

TELEPHONE REDEMPTIONS. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker or furnishing a signature guarantee request. Telephone redemption privileges for larger amounts may be elected on the Application. LFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address and account number. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to execute the telephone authorization form or to use the telephone to execute transactions.


CHECKWRITING (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR OF CERTAIN FUNDS) (Available only on the Class A shares of certain funds) Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. LFS will provide checks to be drawn on Boston Safe Deposit and Trust Company (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.



Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks, however, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

NON CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a fund's net asset value, a fund may make the payment or a portion of the payment with portfolio securities held by that fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

DISTRIBUTIONS
Distributions are invested in additional shares of the same Class of the fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.


Shares of most funds that pay daily dividends will normally earn dividends starting with the date the fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. The daily dividends for Liberty Municipal Money Market Fund will be earned starting with the day after that fund receives payments for the shares.


HOW TO EXCHANGE SHARES
Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of the other funds. The prospectus of each fund describes its investment objective and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain funds are not available to residents of all states. Consult LFS before requesting an exchange.

By calling LFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting LFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fund shares being exchanged in accordance with federal securities law. LFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, LFS will require customary additional documentation. Prospectuses of the other funds are available from the LFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

You need to hold your Class A and Class T shares for five months before exchanging to certain funds having a higher maximum sales charge. Consult your FSF or LFS. In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the fund.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS
A fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY
Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trust's Trustees. The Declaration provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS
As described under the caption "Organization and History", the fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees or the selection of independent accountants, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

PERFORMANCE MEASURES
TOTAL RETURN
STANDARDIZED AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of the fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.

NONSTANDARDIZED TOTAL RETURN. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate (i.e. cumulative) rather than average annual total returns or may not reflect the sales charge or CDSC.


Total return for a newer class of shares for periods prior to inception includes
(a) the performance of the newer class of shares since inception and (b) the performance of the oldest existing class of shares from the inception date up to the date the newer class was offered for sale. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares (except Liberty Money Market Fund); if the newer class is Class B or Class C shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B or Class C shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class). Performance results reflect any voluntary waivers or reimbursements of fund expenses by the Advisor, Administrator or its affiliates. Absent these waivers or reimbursements, performance results would have been lower.

YIELD
MONEY MARKET. A money market fund's yield and effective yield is computed in accordance with the SEC's formula for money market fund yields.

NON-MONEY MARKET. The yield for each class of shares of a fund is determined by
(i) calculating the income (as defined by the SEC for purposes of advertising yield) during the base period and subtracting actual expenses for the period (net of any reimbursements), and (ii) dividing the result by the product of the average daily number of shares of the fund that were entitled to dividends during the period and the maximum offering price of the fund on the last day of the period, (iii) then annualizing the result assuming semi-annual compounding. Tax-equivalent yield is calculated by taking that portion of the yield which is exempt from income tax and determining the equivalent taxable yield which would produce the same after-tax yield for any given federal and, in some cases, state tax rate, and adding to that the portion of the yield which is fully taxable. Adjusted yield is calculated in the same manner as yield except that expenses voluntarily borne or waived by the Advisor or its affiliates have been added back to actual expenses.

DISTRIBUTION RATE. The distribution rate for each class of shares of a fund is usually calculated by dividing annual or annualized distributions by the maximum offering price of that class on the last day of the period. Generally, the fund's distribution rate reflects total amounts actually paid to shareholders, while yield reflects the current earning power of the fund's portfolio securities (net of the fund's expenses). The fund's yield for any period may be more or less than the amount actually distributed in respect of such period.

The fund may compare its performance to various unmanaged indices published by such sources as are listed in Appendix II.

The fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Advisor to be reputable, and publications in the press pertaining to a fund's performance or to the Advisor or its affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper, Inc., Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index and Disclosure Incorporated, Bloomberg and Ibbotson.

All data are based on past performance and do not predict future results.


TAX-RELATED ILLUSTRATIONS. The fund also may present hypothetical illustrations
(i) comparing the fund's and other mutual funds' pre-tax and after-tax total returns, and (ii) showing the effects of income, capital gain and estate taxes on performance.


GENERAL. From time to time, the fund may discuss or quote its current portfolio manager as well as other investment personnel and members of the tax management oversight team, including such person's views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the fund, including the New Value(TM) investment strategy that expands upon the principles of traditional value investing; the fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned in Appendix II and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.

 From time to time, the fund may also discuss or quote the views of its distributor, its investment advisor and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS
                    STANDARD & POOR'S RATINGS SERVICES (S&P)


The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:
SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

            Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

            Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:
S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

COMMERCIAL PAPER:
A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

CORPORATE BONDS:
The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                    MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

AAA bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

AA bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

BAA bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

BA bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATINGS. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTES:
MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:
Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER:
Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

                  Prime-1  Highest Quality
                  Prime-2  Higher Quality
                  Prime-3  High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

CORPORATE BONDS:
The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.


                                   FITCH INC.


INVESTMENT GRADE BOND RATINGS

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

CONDITIONAL
A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SPECULATIVE-GRADE BOND RATINGS

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these securities, and `D' represents the lowest potential for recovery.

                                   APPENDIX II
                                DECEMBER 31, 2000



Source                                           Category                                     Return (%)

Credit Suisse First Boston:
                                                 First Boston High Yield Index- Global             -5.21
Lipper Inc.
                                                 AMEX Composite Index P                             2.37
                                                 AMEX Computer Tech IX P                          -35.12
                                                 AMEX Institutional IX P                          -18.11
                                                 AMEX Major Market IX P                            -7.58
                                                 Bse Sensex Index                                 -20.65
                                                 CAC 40: FFR IX P                                  -0.54
                                                 CD Rate 1 Month Index Tr                           6.54
                                                 CD Rate 3 Month Index Tr                           6.65
                                                 CD Rate 6 Month Index Tr                           6.79
                                                 Consumer Price Index                                N/A
                                                 COPNHGN SE:DKR IX P                               18.08
                                                 DAX:DM IX TR                                      -7.54
                                                 Domini 400 Social Index                          -14.38
                                                 Dow Jones 65 Comp Av P                             3.21
                                                 Dow Jones Ind Average P                           -6.18
                                                 Dow Jones Ind Dly Reinv                           -4.85
                                                 Dow Jones Ind Mth Reinv                           -4.69
                                                 Dow Jones Trans Av P                              -1.03
                                                 Dow Jones Trans Av Tr                              0.40
                                                 Dow Jones Util Av P                               45.45
                                                 Dow Jones Util Av Tr                              50.76
                                                 Ft/S&P Act Wld Ex US IX                          -15.18
                                                 Ft/S&P Actuaries Wld IX                          -12.23
                                                 FT-SE 100:Pd IX P                                -10.21
                                                 FT-SE Gold Mines IX                              -26.36
                                                 HANG SENG:HNG KNG $ IX P                         -11.00
                                                 Jakarta Composite Index                          -38.50
                                                 Jasdaq Index:Yen P                               -44.28
                                                 Klse Composite Index                             -16.33
                                                 Kospi Index                                      -50.92
                                                 Lehman 1-3 Govt/Cred Tr                            8.08
                                                 Lehman 1-3 Govt/Credit P                           1.48
                                                 Lehman Aggregate Bd P                              4.21
                                                 Lehman Aggregate Bd Tr                            11.63
                                                 Lehman Cr Bd Int P                                 2.02
                                                 Lehman Cr Bd Int Tr                                9.46
                                                 Lehman Govt Bd Int P                               3.79
                                                 Lehman Govt Bd Int Tr                             10.47
                                                 Lehman Govt Bd Long P                             12.60
                                                 Lehman Govt Bd Long Tr                            20.29
                                                 Lehman Govt Bd P                                   6.30
                                                 Lehman Govt Bd Tr                                 13.24
                                                 Lehman Govt/Cr Bd P                                4.63
                                                 Lehman Govt/Cr Bd Tr                              11.85
                                                 Lehman Govt/Cr Int P                               3.16
                                                 Lehman Govt/Cr Int Tr                             10.12
                                                 Lehman High Yield P                              -14.41
                                                 Lehman High Yield Tr                              -5.86
                                                 Lehman Muni 10 Yr IX P                             4.73
                                                 Lehman Muni 10 Yr IX Tr                           10.76
                                                 Lehman Muni 3 Yr IX P                              0.77

                                                 Lehman Muni 3 Yr IX Tr                             6.23
                                                 Lehman Muni 5 Yr IX Tr                             7.72
                                                 Lehman Muni Bond IX P                              5.82
                                                 Lehman Muni Bond IX Tr                            11.68
                                                 MADRID SE:PST IX P                               -12.68
                                                 MDAX GERMAN MC IX TR                              13.93
                                                 Merrill All CV EX ID IX                            3.50
                                                 Merrill Aus Govt IX TR                            13.28
                                                 MERRILL BRADY BD IX LA                            14.55
                                                 MERRILL EM BRADY BD IX                            25.84
                                                 MERRILL JAPAN GOVT IX TR                           2.29
                                                 Merrill Pan-Euro Govt IX                           0.56
                                                 ML 10+ Yr Treasury IX Tr                          20.19
                                                 ML 1-10 YR CORP BD IX P                            1.93
                                                 ML 1-10 YR CORP BD IX TR                           9.34
                                                 ML 1-3 Yr Muni IX P                                0.23
                                                 ML 1-3 Yr Muni IX Tr                               5.68
                                                 ML 1-3 Yr Treasury IX P                            1.53
                                                 ML 1-3 Yr Treasury IX Tr                           7.99
                                                 ML 1-5 Yr Gv/Cp Bd IX P                            2.16
                                                 ML 1-5 Yr Gv/Cp Bd IX Tr                           8.88
                                                 ML 15 Yr Mortgage IX P                             3.26
                                                 ML 15 Yr Mortgage IX Tr                           10.41
                                                 ML 1-5 Yr Treasury IX P                            2.28
                                                 ML 1-5 Yr Treasury IX Tr                           8.87
                                                 ML 3 MO T-Bill IX Tr                               6.18
                                                 ML 3-5 Yr Govt IX P                                3.99
                                                 ML 3-5 Yr Govt IX Tr                              10.76
                                                 ML 3-7 Yr Muni IX Tr                               8.24
                                                 ML Corp Master Index P                             1.47
                                                 ML Corp Master Index Tr                            9.13
                                                 ML CV BD SPEC QUAL IX P                          -21.96
                                                 ML CV BD SPEC QUAL IX TR                         -18.86
                                                 ML EMG MKT ASIA P IX                              -7.85
                                                 ML EMG MKT ASIA TR IX                              1.84
                                                 ML EMG MKT EU ME AFR P                            10.46
                                                 ML EMG MKT EU ME AFR TR                           21.28
                                                 ML EMG MKT LATIN AM P IX                           0.57
                                                 ML EMG MKT LATIN AM TR                            10.61
                                                 ML Glbl Govt Bond Inx P                           -2.43
                                                 ML Glbl Govt Bond Inx Tr                           2.79
                                                 ML Glbl Gv Bond IX II P                           -2.96
                                                 ML Glbl Gv Bond IX II Tr                           2.37
                                                 ML Global Bond Index P                            -1.06
                                                 ML Global Bond Index Tr                            5.00
                                                 ML Gov/ Corp Master IX T                          11.95
                                                 ML Govt Master Index P                             6.12
                                                 ML Govt Master Index Tr                           13.11
                                                 ML Govt/Corp Master IX P                           4.74
                                                 ML HIGH YLD MASTER 2  P                          -13.50
                                                 ML HIGH YLD MASTER 2  TR                          -5.12
                                                 ML High Yld Master IX P                          -13.35
                                                 ML High Yld Master IX Tr                          -3.79
                                                 ML Master Muni IX Tr                              17.15
                                                 ML Mortgage Master IX P                            3.63
                                                 ML Mortgage Master IX Tr                          11.28
                                                 ML Treasury Master IX P                            6.34
                                                 ML Treasury Master IX Tr                          13.37
                                                 ML US CP/GV 10+ YR IX P                            8.57
                                                 ML US CP/GV 10+ YR IX TR                          16.54
                                                 ML US DOM MASTER  IX P                             4.38

                                                 ML US DOM MASTER  IX TR                           11.73
                                                 MSCI AC Americas Free GD                         -11.90
                                                 MSCI AC Americas Free ID                         -12.95
                                                 MSCI AC Asia Fr-Ja IX GD                         -35.22
                                                 MSCI AC Asia Fr-Ja IX ID                         -36.30
                                                 MSCI AC Asia Pac - Ja GD                         -28.39
                                                 MSCI AC Asia Pac - Ja ID                         -29.75
                                                 MSCI AC Asia Pac Fr-J GD                         -29.97
                                                 MSCI AC Asia Pac Fr-J ID                         -31.40
                                                 MSCI AC Asia Pac IX GD                           -28.15
                                                 MSCI AC Asia Pac IX ID                           -28.91
                                                 MSCI AC Europe IX GD                              -8.87
                                                 MSCI AC Europe IX ID                             -10.37
                                                 MSCI AC Fe - Ja IX GD                            -33.98
                                                 MSCI AC Fe - Ja IX ID                            -34.99
                                                 MSCI AC Fe Free IX GD                            -29.96
                                                 MSCI AC Fe Free IX ID                            -30.58
                                                 MSCI AC Fe Fr-Ja IX GD                           -36.80
                                                 MSCI AC Fe Fr-Ja IX ID                           -37.88
                                                 MSCI AC Pac Fr-Jpn IX GD                         -30.73
                                                 MSCI AC Pac Fr-Jpn IX ID                         -32.19
                                                 MSCI AC Pacific IX ID                            -29.07
                                                 MSCI AC World Free IX GD                         -13.94
                                                 MSCI AC World Fr-USA GD                          -15.09
                                                 MSCI AC World Fr-USA ID                          -16.34
                                                 MSCI AC World IX GD                              -13.92
                                                 MSCI AC World IX ID                              -15.06
                                                 MSCI AC World-USA IX GD                          -15.03
                                                 MSCI AC Wrld Fr-Ja IX GD                         -11.93
                                                 MSCI AC Wrld Fr-Ja IX ID                         -13.18
                                                 MSCI AC Wrld-Ja IX GD                            -11.93
                                                 MSCI AC Wrld-Ja IX ID                            -13.18
                                                 MSCI Argentina IX GD                             -25.07
                                                 MSCI Argentina IX ID                             -26.08
                                                 MSCI Australia IX GD                              -9.09
                                                 MSCI Australia IX ID                             -11.95
                                                 MSCI Australia IX ND                              -9.95
                                                 MSCI Austria IX GD                               -11.46
                                                 MSCI Austria IX ID                               -13.43
                                                 MSCI Austria IX ND                               -11.96
                                                 MSCI Belgium IX GD                               -16.25
                                                 MSCI Belgium IX ID                               -18.60
                                                 MSCI Belgium IX ND                               -16.85
                                                 MSCI BRAZIL FREE IX GD                           -11.37
                                                 MSCI BRAZIL FREE IX ID                           -14.20
                                                 MSCI BRAZIL IX GD                                 -5.68
                                                 MSCI BRAZIL IX P                                  -8.65
                                                 MSCI Canada IX GD                                  5.64
                                                 MSCI Canada IX ID                                  4.42
                                                 MSCI Canada IX ND                                  5.34
                                                 MSCI Chile IX GD                                 -15.14
                                                 MSCI Chile IX ID                                 -16.98
                                                 MSCI China Free IX ID                            -32.19
                                                 MSCI Colombia IX GD                              -38.85
                                                 MSCI Colombia IX ID                              -41.19
                                                 MSCI Czech Rep IX GD                               1.62
                                                 MSCI Czech Rep IX ID                               0.71
                                                 MSCI Denmark IX GD                                 3.71
                                                 MSCI Denmark IX ID                                 2.66
                                                 MSCI Denmark IX ND                                 3.44
                                                 MSCI EAFE - JAPAN IX ND                           -8.94

                                                 MSCI EAFE - UK IX GD                             -14.81
                                                 MSCI EAFE - UK IX ID                             -15.88
                                                 MSCI EAFE - UK IX ND                             -15.07
                                                 MSCI EAFE + Canada IX GD                         -13.16
                                                 MSCI EAFE + Canada IX ID                         -14.40
                                                 MSCI EAFE + Canada IX ND                         -13.37
                                                 MSCI EAFE + Em IX GD                             -15.81
                                                 MSCI EAFE + EM IX ID                             -17.06
                                                 MSCI EAFE + EMF IX GD                            -15.88
                                                 MSCI EAFE + EMF IX ID                            -17.13
                                                 MSCI EAFE Fr IX ID                               -15.21
                                                 MSCI EAFE G IX ID                                -25.19
                                                 MSCI EAFE GDP Wt IX GD                           -15.30
                                                 MSCI EAFE GDP Wt IX ID                           -16.45
                                                 MSCI EAFE GDP Wt IX ND                           -15.53
                                                 MSCI EAFE GROWTH IX GD                           -24.40
                                                 MSCI EAFE IX GD                                  -13.96
                                                 MSCI EAFE IX ID                                  -15.21
                                                 MSCI EAFE IX ND                                  -14.17
                                                 MSCI EAFE V IX ID                                 -4.63
                                                 MSCI EAFE VALUE IX GD                             -2.82
                                                 MSCI EASEA IX GD                                  -8.68
                                                 MSCI EASEA IX ID                                 -10.26
                                                 MSCI EASEA IX ND                                  -8.94
                                                 MSCI Em Asia IX GD                               -38.60
                                                 MSCI Em Asia IX ID                               -39.32
                                                 MSCI Em Eur/Mid East GD                          -22.30
                                                 MSCI Em Eur/Mid East ID                          -23.38
                                                 MSCI Em Europe IX GD                             -34.64
                                                 MSCI Em Europe IX ID                             -35.31
                                                 MSCI Em Far East IX GD                           -41.08
                                                 MSCI Em Far East IX ID                           -41.76
                                                 MSCI Em IX GD                                    -28.84
                                                 MSCI Em IX ID                                    -30.00
                                                 MSCI Em Latin Am IX GD                           -14.00
                                                 MSCI Em Latin Am IX ID                           -15.92
                                                 MSCI EMF Asia IX GD                              -41.79
                                                 MSCI EMF Asia IX ID                              -42.55
                                                 MSCI EMF Far East IX GD                          -45.12
                                                 MSCI EMF Far East IX ID                          -45.84
                                                 MSCI EMF IX GD                                   -30.61
                                                 MSCI EMF IX ID                                   -31.80
                                                 MSCI EMF Latin Am IX GD                          -16.57
                                                 MSCI EMF Latin Am IX ID                          -18.38
                                                 MSCI Europe - UK IX GD                            -7.12
                                                 MSCI Europe - UK IX ID                            -8.43
                                                 MSCI Europe - UK IX ND                            -7.47
                                                 MSCI Europe GDP Wt IX ID                         -19.97
                                                 MSCI Europe IX GD                                 -8.14
                                                 MSCI Europe IX ID                                  2.36
                                                 MSCI Europe IX ND                                 -8.39
                                                 MSCI EUROPEAN GR IX GD                           -16.51
                                                 MSCI European Union GD                            -9.96
                                                 MSCI European Union ID                           -11.48
                                                 MSCI EUROPEAN VL IX GD                             0.06
                                                 MSCI Far East Free IX ID                         -27.60
                                                 MSCI Far East IX GD                              -27.00
                                                 MSCI Far East IX ID                              -27.60
                                                 MSCI Far East IX ND                              -27.09
                                                 MSCI Finland IX GD                               -14.01
                                                 MSCI Finland IX ID                               -14.71

                                                 MSCI Finland IX ND                               -14.21
                                                 MSCI France IX GD                                 -4.06
                                                 MSCI France IX ID                                 -5.05
                                                 MSCI France IX ND                                 -4.31
                                                 MSCI Germany IX GD                               -15.27
                                                 MSCI Germany IX ID                               -16.48
                                                 MSCI Germany IX ND                               -15.59
                                                 MSCI Greece IX GD                                -41.63
                                                 MSCI Greece IX ID                                -42.52
                                                 MSCI Hong Kong IX GD                             -14.74
                                                 MSCI Hong Kong IX ID                             -16.98
                                                 MSCI Hongkong IX ND                              -14.74
                                                 MSCI Hungary IX GD                               -26.80
                                                 MSCI Hungary IX ID                               -27.66
                                                 MSCI India IX GD                                 -21.74
                                                 MSCI India IX ID                                 -22.82
                                                 MSCI Indonesia IX GD                             -61.90
                                                 MSCI Indonesia IX ID                             -63.04
                                                 MSCI Ireland IX ID                               -14.32
                                                 MSCI Israel Dom IX ID                             13.79
                                                 MSCI Israel IX ID                                 24.75
                                                 MSCI Israel Non Dom Ixid                          46.48
                                                 MSCI Italy IX GD                                  -0.82
                                                 MSCI Italy IX ID                                  -2.70
                                                 MSCI Italy IX ND                                  -1.33
                                                 MSCI JAPAN GROWTH IX GD                          -42.98
                                                 MSCI Japan IX GD                                 -28.07
                                                 MSCI Japan IX ID                                 -28.54
                                                 MSCI Japan IX ND                                 -28.16
                                                 MSCI JAPAN VALUE IX GD                           -11.01
                                                 MSCI Jordan IX GD                                -23.18
                                                 MSCI Jordan IX ID                                -24.65
                                                 MSCI Kokusai IX GD                               -10.62
                                                 MSCI Kokusai IX ID                               -11.86
                                                 MSCI Kokusai IX ND                               -10.91
                                                 MSCI Korea IX GD                                 -49.62
                                                 MSCI Korea IX ID                                 -50.35
                                                 MSCI Luxembourg IX ID                              2.20
                                                 MSCI Malaysia IX GD                              -15.30
                                                 MSCI Malaysia IX ID                              -16.60
                                                 MSCI Mexico Free IX GD                           -20.49
                                                 MSCI Mexico Free IX ID                           -21.51
                                                 MSCI Mexico IX GD                                -20.49
                                                 MSCI Mexico IX ID                                -21.51
                                                 MSCI N American G IX ID                          -27.09
                                                 MSCI N American Vl IX ID                           1.93
                                                 MSCI Netherland IX GD                             -3.64
                                                 MSCI Netherland IX ID                             -5.41
                                                 MSCI Netherland IX ND                             -4.09
                                                 MSCI New Zealand IX GD                           -33.05
                                                 MSCI New Zealand IX ID                           -36.30
                                                 MSCI New Zealand IX ND                           -33.55
                                                 MSCI Nordic IX GD                                -14.69
                                                 MSCI Nordic IX ID                                -15.58
                                                 MSCI Nordic IX ND                                -14.94
                                                 MSCI Norway IX GD                                 -0.38
                                                 MSCI Norway IX ID                                 -2.40
                                                 MSCI Norway IX ND                                 -0.89
                                                 MSCI Nth Amer IX GD                              -11.76
                                                 MSCI Nth Amer IX ID                              -12.79
                                                 MSCI Nth Amer IX ND                              -12.06

                                                 MSCI Pac - Japan IX GD                           -15.19
                                                 MSCI Pac - Japan IX ID                           -17.48
                                                 MSCI Pac - Japan IX ND                           -15.56
                                                 MSCI PAC FREE GR IX GD                           -39.87
                                                 MSCI PAC FREE VL IX GD                            -9.01
                                                 MSCI PAC FR-JPN GR IX GD                         -28.38
                                                 MSCI PAC FR-JPN VL IX GD                           2.64
                                                 MSCI Pacific Free IX ID                          -26.41
                                                 MSCI Pacific Fr-Jpn ID                           -17.48
                                                 MSCI Pacific IX GD                               -25.64
                                                 MSCI Pacific IX ID                               -26.41
                                                 MSCI Pacific IX ND                               -25.78
                                                 MSCI Pakistan IX GD                              -11.87
                                                 MSCI Pakistan IX ID                              -13.78
                                                 MSCI Peru IX GD                                  -23.82
                                                 MSCI Peru IX ID                                  -26.72
                                                 MSCI Philippines Fr Ixgd                         -45.01
                                                 MSCI Philippines Fr Ixid                         -45.29
                                                 MSCI Philippines IX GD                           -42.06
                                                 MSCI Philippines IX ID                           -42.46
                                                 MSCI Portugal IX GD                               -9.90
                                                 MSCI Portugal IX ID                              -12.17
                                                 MSCI Russia IX GD                                -30.03
                                                 MSCI Russia IX ID                                -30.39
                                                 MSCI Sing/Mlysia IX GD                           -27.72
                                                 MSCI Sing/Mlysia IX ID                           -28.65
                                                 MSCI Sing/Mlysia IX ND                           -27.72
                                                 MSCI Singapore Fr IX GD                          -27.72
                                                 MSCI Singapore Fr IX ID                          -28.65
                                                 MSCI South Africa IX GD                          -17.19
                                                 MSCI South Africa IX ID                          -19.60
                                                 MSCI Spain IX GD                                 -15.54
                                                 MSCI Spain IX ID                                 -16.83
                                                 MSCI Spain IX ND                                 -15.86
                                                 MSCI Sri Lanka IX GD                             -40.73
                                                 MSCI Sri Lanka IX ID                             -43.91
                                                 MSCI Sweden IX GD                                -21.01
                                                 MSCI Sweden IX ID                                -21.94
                                                 MSCI Sweden IX ND                                -21.29
                                                 MSCI Swtzrlnd IX GD                                6.38
                                                 MSCI Swtzrlnd IX ID                                4.88
                                                 MSCI Swtzrlnd IX ND                                5.85
                                                 MSCI Taiwan IX GD                                -44.90
                                                 MSCI Taiwan IX ID                                -45.35
                                                 MSCI Thailand IX GD                              -52.60
                                                 MSCI Thailand IX ID                              -53.21
                                                 MSCI Turkey IX GD                                -45.65
                                                 MSCI Turkey IX ID                                -46.16
                                                 MSCI UK IX GD                                    -11.53
                                                 MSCI UK IX ID                                    -13.55
                                                 MSCI UK IX ND                                    -11.53
                                                 MSCI USA IX GD                                   -12.54
                                                 MSCI USA IX ID                                   -13.56
                                                 MSCI USA IX ND                                   -12.84
                                                 MSCI Venezuela IX GD                               4.47
                                                 MSCI Venezuela IX ID                               0.78
                                                 MSCI World - UK IX GD                            -13.11
                                                 MSCI World - UK IX ID                            -14.16
                                                 MSCI World - UK IX ND                            -13.40
                                                 MSCI World - USA IX GD                           -13.16
                                                 MSCI World - USA IX ID                           -14.40

                                                 MSCI World - USA IX ND                           -13.37
                                                 MSCI World Free IX ND                            -13.18
                                                 MSCI World GDP Wt IX ID                          -14.90
                                                 MSCI WORLD GROWTH IX ID                          -26.12
                                                 MSCI World IX Free ID                            -14.05
                                                 MSCI World IX GD                                 -12.92
                                                 MSCI World IX ID                                 -14.05
                                                 MSCI World IX ND                                 -13.18
                                                 MSCI WORLD VALUE IX ID                            -1.30
                                                 MSCI WORLD-USA GR IX GD                          -24.09
                                                 MSCI World-USA VL IX GD                           -1.59
                                                 MSCI Wrld - Austrl IX GD                         -12.97
                                                 MSCI Wrld - Austrl IX ID                         -14.08
                                                 MSCI Wrld - Austrl IX ND                         -13.22
                                                 MSCI WRLD EX USA SC ID                            -8.84
                                                 MSCI WRLD FINANCIALS GD                           10.62
                                                 MSCI WRLD FINANCIALS ID                            8.48
                                                 MSCI WRLD HEALTHCARE GD                           26.96
                                                 MSCI WRLD HEALTHCARE ID                           25.54
                                                 MSCI WRLD INFO TECH GD                           -41.69
                                                 MSCI WRLD INFO TECH ID                           -41.80
                                                 MSCI WRLD TECH HDWR GD                           -34.84
                                                 MSCI WRLD TECH HDWR ID                           -34.98
                                                 MSCI WRLD TELECOM GD                             -42.49
                                                 MSCI WRLD TELECOM ID                             -41.72
                                                 NASDAQ 100 IX P                                  -36.84
                                                 NASDAQ Bank IX P                                  14.67
                                                 NASDAQ Composite IX P                            -39.29
                                                 NASDAQ Industrial IX P                           -33.76
                                                 NASDAQ Insurance IX P                             15.67
                                                 NASDAQ Natl Mkt Cmp IX                           -39.27
                                                 NASDAQ Natl Mkt Ind IX                           -33.73
                                                 NASDAQ Transport IX P                             16.14
                                                 Nikkei 225 Avg:Yen P                             -27.19
                                                 NYSE Composite P                                   1.01
                                                 NYSE Finance IX P                                 25.23
                                                 NYSE Industrials IX P                             -3.01
                                                 NYSE Transportation IX                            -0.84
                                                 NYSE Utilities IX P                              -13.81
                                                 OSLO SE TOT:FMK IX P                              -1.68
                                                 Philippines Composite IX                         -30.26
                                                 PSE Technology IX P                              -16.22
                                                 Russell 1000 Grow IX Tr                          -22.42
                                                 Russell 1000 IX P                                 -8.84
                                                 Russell 1000 IX Tr                                -7.79
                                                 Russell 1000 Value IX Tr                           7.01
                                                 Russell 2000 Grow IX Tr                          -22.43
                                                 Russell 2000 IX P                                 -4.20
                                                 Russell 2000 IX Tr                                -3.02
                                                 Russell 2000 Value IX Tr                          22.83
                                                 Russell 3000 IX P                                 -8.52
                                                 Russell 3000 IX Tr                                -7.46
                                                 Russell Midcap G IX TR                           -11.75
                                                 Russell Midcap IX Tr                               8.25
                                                 Russell Midcap V  IX TR                           19.18
                                                 S & P 100 Index P                                -13.42
                                                 S & P 500 Daily Reinv                             -9.10
                                                 S & P 500 Index P                                -10.14
                                                 S & P 500 Mnthly Reinv                            -9.10
                                                 S & P 600 Index P                                 11.02
                                                 S & P 600 Index Tr                                11.80

                                                 S & P Financial IX P                              23.83
                                                 S & P Financial IX Tr                             26.08
                                                 S & P Industrial IX Tr                           -16.25
                                                 S & P Industrials P                              -17.05
                                                 S & P Midcap 400 IX P                             16.21
                                                 S & P Midcap 400 IX Tr                            17.50
                                                 S & P Transport Index P                           16.88
                                                 S & P Transport IX Tr                             18.52
                                                 S & P Utility Index P                             54.30
                                                 S & P Utility Index Tr                            59.67
                                                 S & P/Barra Growth IX Tr                         -22.08
                                                 S & P/BARRA MC G IX TR                             9.16
                                                 S & P/BARRA MC V IX TR                            27.84
                                                 S & P/BARRA SC G IX TR                             0.57
                                                 S & P/BARRA SC V IX TR                            20.86
                                                 S & P/Barra Value IX Tr                            6.08
                                                 SB Cr-Hdg Nn-US Wd IX Tr                           9.64
                                                 SB Cr-Hdg Wd Gv Bd IX Tr                          10.67
                                                 SB Non-US Wd Gv Bd IX Tr                          -2.63
                                                 SB Wd Gv Bd:Austrl IX Tr                          -3.71
                                                 SB Wd Gv Bd:Germny IX Tr                           0.51
                                                 SB Wd Gv Bd:Japan IX Tr                           -8.47
                                                 SB Wd Gv Bd:UK IX Tr                               1.02
                                                 SB Wd Gv Bd:US IX Tr                              13.48
                                                 SB World Govt Bond IX Tr                           1.59
                                                 SB World Money Mkt IX Tr                          -2.74
                                                 Straits Times Index                              -22.08
                                                 SWISS PERF:SFR IX TR                              11.91
                                                 TAIWAN SE:T$ IX P                                -46.04
                                                 T-Bill 1 Year Index Tr                             5.96
                                                 T-Bill 3 Month Index Tr                            5.99
                                                 T-Bill 6 Month Index Tr                            6.08
                                                 Thailand Set Index                               -44.14
                                                 TOKYO 2ND SCT:YEN IX P                           -25.80
                                                 TOKYO SE(TOPIX):YEN IX P                         -25.46
                                                 TORONTO 300:C$ IX P                                6.18
                                                 TORONTO SE 35:C$ IX P                             17.62
                                                 Value Line Cmp IX-Arth                             9.65
                                                 Value Line Cmp IX-Geom                            -8.72
                                                 Value Line Industrl IX                            -9.41
                                                 Value Line Railroad IX                             9.65
                                                 Value Line Utilties IX                            10.30


The National Association of Real Estate
Investment Trust:



                                                 Real Estate Investment Trust Index                26.36



Each Russell Index listed above is a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company.



*in U.S. currency

                          LIBERTY GROWTH & INCOME FUND
                       A SERIES OF LIBERTY FUNDS TRUST VI
                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 2001

                                 CLASS S SHARES

This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectuses of Liberty Growth & Income Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Fund dated November 1, 2001. This SAI should be read together with a Prospectus and the Fund's most recent Annual Report dated June 30, 2001. Investors may obtain a free copy of a Prospectus and the Annual Report from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and Report of Independent Accountants appearing in the June 30, 2001 Annual Report are incorporated in this SAI by reference.

Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the funds distributed by LFD generally and additional information about certain securities and investment techniques described in the Fund's Prospectus.

TABLE OF CONTENTS

       PART 1                                               PAGE

       Definitions                                           b
       Organization and History                              b
       Investment Objective and Policies                     b
       Fundamental Investment Policies                       c
       Other Investment Policies                             c
       Fund Charges and Expenses                             c
       Investment Performance                                g
       Custodian of the Fund                                 g
       Independent Accountants                               g

       PART 2

       Miscellaneous Investment Practices                    1
       Taxes                                                11
       Management of the Funds                              14
       Determination of Net Asset Value                     20
       Purchases and Redemptions                            21
       Redemption Privileges                                22
       Distributions                                        26
       How to Exchange Shares                               27
       Suspension of Redemptions                            27
       Shareholder Liability                                27
       Shareholder Meetings                                 27
       Performance Measures                                 28
       Appendix I                                           30
       Appendix II                                          35

                                     PART 1
                          LIBERTY GROWTH & INCOME FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 2001

DEFINITIONS

 "Trust"    Liberty Funds Trust VI
 "Fund"     Liberty Growth & Income Fund
 "Advisor"  Colonial Management Associates, Inc., the Fund's investment advisor
 "LFD"      Liberty Funds Distributor, Inc., the Fund's distributor
 "LFS"      Liberty Funds Services, Inc., the Fund's shareholder services and transfer agent

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1991. The Fund, a diversified series of the Trust, represents the entire interest in a separate series of the Trust. The Fund commenced investment operations on July 1, 1992.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and of any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.








The Fund changed its name from Colonial U.S. Fund for Growth to Colonial U.S. Stock Fund on March 3, 1997. The Fund changed its name from Colonial U.S. Stock Fund to Colonial U.S. Growth & Income Fund on September 1, 1998. The Fund changed its name from Colonial U.S. Growth & Income Fund to its current name on July 14, 2000. The Trust changed its name from "Colonial Trust VI" to its current name on April 1, 1999.


INVESTMENT OBJECTIVE AND POLICIES
The Fund's Prospectus describes the Fund's investment goal and investment policies. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Fund:

      Repurchase Agreements
      Money Market Instruments
      Securities Loans
      Short-Term Trading
      Foreign Securities

Except as indicated below under "Fundamental Investment Policies," the Fund's investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.


                                       b


FUNDAMENTAL INVESTMENT POLICIES
The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

The Fund may:

1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

2. Only own real estate acquired as the result of owning securities; the value of such real estate may not exceed 5% of total assets;

3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

4. Not issue senior securities except as provided in paragraph 1 above and to the extent permitted by the 1940 Act.

5. Underwrite securities issued by others only when disposing of portfolio securities;

6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements; and

7. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.

OTHER INVESTMENT POLICIES
As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:

1. Purchase securities on margin, but the Fund may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

3. Purchase or sell commodity contracts if the total initial margin and premiums on the contracts exceeds 5% of its total assets;

4.    Invest more than 15% of its net assets in illiquid assets; and

5.    Invest more than 10% in American Depository Receipts.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objective, policies and restrictions as the Fund.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act diversification requirement, the issuer is the entity whose revenues support the security.


FUND CHARGES AND EXPENSES
Under the Fund's management agreement, the Fund pays the Advisor a monthly fee at the annual rate of 0.80% of the first $1 billion of the average daily net assets of the Fund and 0.70% in excess of $1 billion, subject to any voluntary reduction that the Advisor may agree to from time to time. Effective November 1, 1998, the Advisor voluntarily agreed, until further notice, to reduce the fee from 0.70% to 0.60% on assets in excess of $1 billion.







The Advisor is responsible for providing accounting and bookkeeping services to the Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement.


                                       c


Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

-     an annual flat fee of $10,000, paid monthly;


- in any month that a fund in the complex has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the fund for that month that is determined by the following formula:


            [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

The Fund reimburses the Advisor for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

The shareholders' servicing and transfer agency fee arrangement between LFS and the Fund has been revised so that the Fund pays the following fees:

- An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus

- A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus

- The Fund's allocated share of LFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST and recovery of one-time expenses for the conversion to DST's account processing system at a rate of 1/24th of such one-time expenses per month.


RECENT FEES PAID TO THE ADVISOR AND LFS (dollars in thousands)



                                                        Year ended June 30
                                                  ------------------------------
                                                    2001       2000       1999
                                                  -------     ------     -------
Management fee                                    $10,731     $9,580     $8,686
Bookkeeping fee                                       459        420        383
Shareholder service and transfer agent fee          3,438      3,533      3,234
Fees or expenses waived or borne by the Advisor      (391)      (242)        --
                                                  -------     ------     ------


BROKERAGE COMMISSIONS (dollars in thousands)


                                                        Year ended June 30
                                                  ------------------------------
                                                    2001       2000       1999
                                                  -------     ------     -------
Total commissions                                  $3,089     $1,630      $1,312
Directed transactions                              23,877          0           0
Commissions on directed transactions                   48          0           0
Commissions paid to Alpha Trade Inc.(a)             1,053        295           0


(a) Registered broker-dealer used for buying or selling equity securities for the Fund. See "Managing the Fund" in the Prospectus for more information.


                                       d

TRUSTEES AND TRUSTEES' FEES
For the fiscal year ended June 30, 2001 and the calendar year ended December 31, 2000, the Trustees received the following compensation for serving as Trustees(b):


                                                          Total Compensation From The
                            Aggregate Compensation From     Fund Complex Paid To The
                             Fund For The Fiscal Year      Trustees For The Calendar
Trustee                                Ended                       Year Ended
-------
                                   June 30, 2001              December 31, 2000(c)
                                   -------------              --------------------

Tom Bleasdale(d)(l)                  $2,499(e)                     $106,000(e)
John V. Carberry(f)                     N/A                             N/A
Lora S. Collins(d)(l)                 2,308                          96,000
James E. Grinnell(d)(l)               2,499                         102,000
Douglas A. Hacker(g)                  2,236                               0
Janet Langford Kelly(g)               2,196                               0
Richard W. Lowry                      4,624                          99,000
Salvatore Macera                      4,639                          98,000
William E. Mayer                      4,501                         100,000
James L. Moody, Jr.(d)(l)             2,499(h)                      105,000(h)
Charles R. Nelson(g)                  2,236                               0
John J. Neuhauser                     4,642                         101,252
Joseph R. Palombo(i)                    N/A                           N/A
Thomas Stitzel                        4,503                          97,000
Robert L. Sullivan(j)                     0                          34,033
Thomas C. Theobald(g)                 2,268                               0
Anne-Lee Verville                     4,618(k)                       94,667(k)



(b) The Fund does not currently provide pension or retirement plan benefits to the Trustees.



(c) At December 31, 2000, the complex consisted of 49 open-end and 9 closed-end management investment portfolios in the Liberty Funds Group - Boston (Liberty Funds) and 17 open-end management investment portfolios in the Liberty Variable Investment Trust (LVIT) (together, the Liberty Fund Complex).



(d) Resigned as Trustee of the Trust and the Liberty Fund Complex on December 27, 2000.



(e) For the fiscal year ended June 30, 2001, compensation includes $1,249 payable in later years as deferred compensation. For the calendar year ended December 31, 2000, compensation includes $52,000 payable in later years as deferred compensation.



(f) Resigned as Trustee of the Trust and the Liberty Fund Complex on August 4, 2000. Mr. Carberry did not receive compensation because he was an affiliated Trustee and employee of Liberty Financial.



(g)   Elected by the shareholders of the Funds on December 27, 2000.



(h) Total compensation of $2,499 for the fiscal year ended June 30, 2001, was paid on January 31, 2001. Total compensation of $105,000 for the calendar year ended December 31, 2000, was paid on January 31, 2001.



(i) Elected by the Trustees of the Liberty Fund Complex on August 23, 2000. Elected by the shareholders of the Funds on December 27, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and employee of the Administrator.



(j) Retired as Trustee of the Trust and the Liberty Fund Complex on April 20, 2000.



(k) Total compensation of $4,618 for the fiscal year ended June 30, 2001 will be paid on later years as deferred compensation. Total compensation of $94,667 for the calendar year ended December 31, 2000, will be payable in later years as deferred compensation.



(l) In conjunction with the combination of the Boston and Chicago Boards, Ms. Collins and Messrs. Bleasdale, Grinnell and Moody retired. Since they retired prior to the Board's mandatory retirement age, they will receive trustee retirement payments of $192,000, $154,000, $75,000 and $182,000, respectively.


                                       e



The following table sets forth the compensation paid to Ms. Kelly and Messrs. Hacker, Nelson and Theobald in their capacities as Trustees of the Stein Roe Fund Complex (m):



                            Total Compensation from the Stein Roe
                           Fund Complex Paid to the Trustees for the
Trustee                     Calendar Year Ended December 31, 2000
-------                     -------------------------------------

 Douglas A. Hacker                      $98,100
 Janet Langford Kelly                   93,600
 Charles R. Nelson                      98,100
 Thomas C. Theobald                     98,100



(m) As of December 31, 2000, the Stein Roe Fund Complex consisted of the Liberty Floating Rate Fund, the Stein Roe Floating Rate Limited Liability Company, Liberty-Stein Roe Institutional Floating Rate Income Fund, and the following open-end mutual funds: 4 series of Liberty-Stein Roe Funds Income Trust, 4 series of Liberty-Stein Roe Funds Municipal Trust, 12 series of Liberty-Stein Roe Funds Investment Trust, 2 series of Liberty-Stein Roe Advisor Trust, 1 series of Liberty-Stein Roe Funds Trust, 10 portfolios of SR&F Base Trust, and 5 series of SteinRoe Variable Investment Trust.



As of the shareholder meeting on December 27, 2000, the Liberty Fund Complex and the Stein Roe Fund Complex were merged into one fund complex (Fund Complex). Effective on December 27, 2000, the Trustees serve as Trustees for all the Funds in both the Liberty Fund Complex and the Stein Roe Fund Complex.



For the calendar year ended December 31, 2000, some of the Trustees received the following compensation in their capacities as trustees or directors of the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (together, Liberty All-Star Funds):



                                          Total Compensation From
                                Liberty All-Star Funds for the Calendar Year
Trustee                                  Ended December 31, 2000(n)
-------                         --------------------------------------------

Robert J. Birnbaum                                  $25,000
John V. Carberry(o)                                   N/A
James E. Grinnell                                    25,000
Richard W. Lowry                                     25,000
William E. Mayer                                     25,000
John J. Neuhauser                                    25,000
Joseph R. Palombo(p)                                  N/A



(n) The Liberty All-Star Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).



(o) Resigned as Trustee and Director of the Liberty All-Star Funds on August 4, 2000. Mr. Carberry did not receive compensation because he was an affiliated Trustee and Director and employee of Liberty Financial.



(p) Elected by the Trustees and Directors of the Liberty All-Star Funds on October 25, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and Director and is an employee of the Administrator. Because Mr. Palombo is an "interested person" of LAMCO, he resigned his position as a Trustee and Director of the Liberty All-Star Funds on November 1, 2001, in connection with the Liberty Financial acquisition by Fleet National Bank.



OWNERSHIP OF THE FUND
As of record on September 30, 2001, the Trustees and officers of the Trust as a group owned less than 1% of the then outstanding shares of the Fund.



                                       f



As of record on September 30, 2001, the following shareholders owned 5% or more of the Fund's outstanding Class S shares:



Charles Schwab & Co., Inc.                              29.48%
Special Custody Account for the
  Exclusive Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122



As of record on September 30, 2001, there were 7,541 Class S record holders of the Fund.



INVESTMENT PERFORMANCE
The Fund's Class S shares average annual total returns at June 30, 2001 were
(q)(r):



                               Class S Shares(s)
           -----------------------------------------------------------------
                                                       Period July 1, 1992
                                                   (commencement of investment
                                                            operations)
           1 Year                  5 Years            through June 30, 2001
           ------                  -------            ---------------------

            13.51%                 17.41%                    16.45%



(q) The data presented in the foregoing tables reflect performance of the Fund, in part, while its portfolio was being managed by a former sub-advisor, using different investment policies than are now in effect.



(r) Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.



(s) Class S is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. Class S share returns are not restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be higher, since Class S shares are not subject to service fees. Class A shares were initially offered on July 1, 1992, and Class S shares were initially offered on February 7, 2001.


See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN OF THE FUND
State Street Bank & Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP, located at 160 Federal Street, Boston, Massachusetts 02110, are the Fund's independent accountants, providing audit and tax return preparation services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.



                                       g


                          LIBERTY SMALL-CAP VALUE FUND
                       A SERIES OF LIBERTY FUNDS TRUST VI
                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 2001




This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectuses of Liberty Small-Cap Value Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Fund dated November 1, 2001. The SAI should be read together with a Prospectus and the Fund's most recent annual report dated June 30, 2001. Investors may obtain a free copy of a Prospectuses and the annual report from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and Report of Independent Accountants appearing in the June 30, 2001 Annual Report are incorporated in this SAI by reference.



Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the funds distributed by LFD generally and additional information about certain securities and investment techniques described in the Fund's Prospectuses.


TABLE OF CONTENTS


     PART 1                                                           PAGE
     Definitions                                                       b
     Organization and History                                          b
     Investment Objective and Policies                                 b
     Fundamental Investment Policies                                   c
     Other Investment Policies                                         c
     Fund Charges and Expenses                                         c
     Investment Performance                                            j
     Custodian of the Fund                                             k
     Independent Accountants                                           k

     PART 2

     Miscellaneous Investment Practices                                1
     Taxes                                                            11
     Management of the Funds                                          14
     Determination of Net Asset Value                                 20
     How to Buy Shares                                                21
     Special Purchase Programs/Investor Services                      22
     Programs for Reducing or Eliminating Sales Charges               23
     How to Sell Shares                                               25
     Distributions                                                    26
     How to Exchange Shares                                           27
     Suspension of Redemptions                                        27
     Shareholder Liability                                            27
     Shareholder Meetings                                             27
     Performance Measures                                             28
     Appendix I                                                       30
     Appendix II                                                      35








                                     PART 1
                          LIBERTY SMALL-CAP VALUE FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 2001


DEFINITIONS
 "Trust"    Liberty Funds Trust VI
 "Fund"     Liberty Small-Cap Value Fund
 "Advisor"  Colonial Management Associates, Inc., the Fund's investment advisor
 "LFD"      Liberty Funds Distributor, Inc. the Fund's distributor
 "LFS"      Liberty Funds Services, Inc., the Fund's shareholder services and transfer agent

ORGANIZATION AND HISTORY


The Trust was organized in 1991 as a Massachusetts business trust. The Fund, a diversified portfolio of the Trust, represents the entire interest in a separate portfolio of the Trust. The Fund commenced operations on July 25, 1986.



The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and of any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.



The Fund changed its name from "Colonial Small Stock Fund" to "Colonial Small-Cap Value Fund" on February 28, 1997. The Fund changed its name from "Colonial Small-Cap Value Fund" to its current name on July 14, 2000. The Trust changed its name from "Colonial Trust VI" to its current name on April 1, 1999.


INVESTMENT OBJECTIVE AND POLICIES
The Fund's Prospectuses describe the Fund's investment goal and policies. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Fund:

  Small Companies
  Short-Term Debt Instruments
  Repurchase Agreements
  Futures Contracts and Related Options

Except as indicated below under "Fundamental Investment Policies," the Fund's investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.

                                       b

FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

The Fund may:

1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts does not exceed 5% of its total assets;

4. Not issue senior securities except as provided in paragraph 1 above and to the extent permitted by the 1940 Act.

5. Underwrite securities issued by others only when disposing of portfolio securities;

6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements; and

7. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.

OTHER INVESTMENT POLICIES

As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:

1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

3.    Invest more than 15% of its net assets in illiquid assets.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objective, policies and restrictions as the Fund.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act diversification requirement, the issuer is the entity whose revenues support the security.

FUND CHARGES AND EXPENSES


Under the Fund's management agreement, the Fund pays the Advisor a monthly fee based on the average daily net assets of the Fund at the annual rate of 0.80% of the first $1 billion of the average daily net assets of the Fund and 0.75% of net assets in excess of $1 billion.




                                       c


The Advisor is responsible for providing accounting and bookkeeping services to the Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the outsourcing agreement.

Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:


-   an annual flat fee of $10,000, paid monthly; and

- in any month that the fund in the complex has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the fund for that month that is determined by the following formula:

        [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the outsourcing agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

    The Fund reimburses the Advisor for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

    The shareholders' servicing and transfer agency fee arrangement between LFS and the Fund has been revised so that the Fund pays the following fees:

- An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus

- A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus

- The Fund's allocated share of LFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST and recovery of one-time expenses for the conversion to DST's account processing system at a rate of 1/24th of such one-time expenses per month.


                                       d

RECENT FEES PAID TO THE ADVISOR, LFD AND LFS (dollars in thousands)


                                                      Year ended June 30
                                                2001         2000           1999
                                                ----         ----           ----
Management fee                                 $3,229        $3,981        $5,541
Bookkeeping fee                                   151           184           252
Shareholder service and                         1,539         1,766         2,197
transfer agent fee
12b-1 fees:
  Service fee (Class A)                           330           470           847
  Service fee (Class B)                           598           654           789
  Service fee (Class C)                            67            76            87
  Distribution fee (Class B)                    1,793         1,974         2,347
  Distribution fee (Class C)                      202           230           259

BROKERAGE COMMISSIONS (dollars in thousands)

                                                 2001          2000          1999
                                                 ----          ----          ----
Total commissions                                $332          $946          $772
Directed transactions**                             0             0             0
Commissions on directed transactions                0             0             0
Commissions paid to AlphaTrade Inc.                72           200             0



** See "Management of the Funds-Portfolio Transactions-Brokerage and Research Services" in Part 2 of this SAI.

TRUSTEES AND TRUSTEES' FEES


For the fiscal year ended June 30, 2001, and the calendar year ended December 31, 2000, the Trustees received the following compensation for serving as Trustees (a):




                                                    Total Compensation From
                         Aggregate Compensation     The Fund Complex Paid To
                           From Fund For Fiscal          The Trustees For
      Trustee                  Year Ended            The Calendar Year Ended
      -------                 June 30, 2001             December 31, 2000(b)
                              -------------             --------------------
Tom Bleasdale(c)(k)              $1,030(d)                  $106,000(d)
John V. Carberry (e)
Lora S. Collins(c)(k)               951                       96,000
James E. Grinnell(c)(k)           1,030                      102,000
Douglas Hacker(f)                   761                            0
Janet Langford Kelly(f)             747                            0
Richard W. Lowry                  1,744                       99,000
Salvatore Macera                  1,751                       98,000
William E. Mayer                  1,711                      100,000
James L. Moody, Jr.(c)(k)         1,030(g)                   105,000(g)
Charles R. Nelson(f)                761                            0
John J. Neuhauser                 1,754                      101,252
Joseph R. Palombo (h)                N/A                          N/A
Thomas E. Stitzel                 1,698                       97,000
Robert L. Sullivan (i)                0                       34,033
Thomas C. Theobald(f)               774                            0
Anne-Lee Verville                 1,738(j)                    94,667(j)


                                       e


(a) The Fund does not currently provide pension or retirement plan benefits to the Trustees.



(b) At December 31, 2000, the complex consisted of 49 open-end and 9 closed-end management investment portfolios in the Liberty Funds Group - Boston (Liberty Funds) and 17 open-end management investment portfolios in the Liberty Variable Investment Trust (LVIT) (together, the Liberty Fund Complex).



(c) Resigned as Trustee of the Trust and the Liberty Fund Complex on December 27, 2000.



(d) For the fiscal year ended June 30, 2001, compensation includes $515 payable in later years as deferred compensation. For the calendar year ended December 31, 2000, compensation includes $52,000 payable in later years as deferred compensation.



(e) Resigned as Trustee of the Trust and the Liberty Fund Complex on August 4, 2000. Mr. Carberry did not receive compensation because he was an affiliated Trustee and employee of Liberty Financial.



(f)   Elected by the shareholders of the Funds on December 27, 2000.



(g) Total compensation of $1,030 for the fiscal year ended June 30, 2001, was paid on January 31, 2001. Total compensation of $105,000 for the calendar year ended December 31, 2000, was paid on January 31, 2001.



(h) Elected by the Trustees of the Liberty Fund Complex on August 23, 2000. Elected by the shareholders of the Funds on December 27, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and employee of the Administrator.



(i) Retired as Trustee of the Trust and the Liberty Fund Complex on April 20, 2000.



(j) Total compensation of $1,738 for the fiscal year ended June 30, 2001 will be paid on later years as deferred compensation. Total compensation of $94,667 for the calendar year ended December 31, 2000, will be payable in later years as deferred compensation.



(k) In conjunction with the combination of the Boston and Chicago Boards, Ms. Collins and Messrs. Bleasdale, Grinnell and Moody retired. Since they retired prior to the Board's mandatory retirement age, they will receive trustee retirement payments of $192,000, $154,500 $75,000 and $182,000, respectively.



The following table sets forth the compensation paid to Ms. Kelly and Messrs. Hacker, Nelson and Theobald in their capacities as Trustees of the Stein Roe Fund Complex (l) :




                         Total Compensation from
                         the Stein Roe Fund Complex
 Trustee                 Paid to the Trustees for
                         the Calendar Year Ended
                         December 31, 2000
 Douglas A. Hacker               $98,100
 Janet Langford Kelly             93,600
 Charles R. Nelson                98,100
 Thomas C. Theobald               98,100



(l) As of December 31, 2000, the Stein Roe Fund Complex consisted of the Liberty Floating Rate Fund, the Stein Roe Floating Rate Limited Liability Company, Liberty-Stein Roe Institutional Floating Rate Income Fund, and the following open-end mutual funds: 4 series of Liberty-Stein Roe Funds Income Trust, 4 series of Liberty-Stein Roe Funds Municipal Trust, 12 series of Liberty-Stein Roe Funds Investment Trust, 2 series of Liberty-Stein Roe Advisor Trust, 1 series of Liberty-Stein Roe Funds Trust, 10 portfolios of SR&F Base Trust, and 5 series of SteinRoe Variable Investment Trust.



As of the shareholder meeting on December 27, 2000, the Liberty Fund Complex and the Stein Roe Fund Complex were merged into one fund complex (Fund Complex). Effective on December 27, 2000, the Trustees serve as Trustees for all the Funds in both the Liberty Fund Complex and the Stein Roe Fund Complex.


                                       f



For the calendar year ended December 31, 2000, some of the Trustees received the following compensation in their capacities as trustees or directors of the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (together, Liberty All-Star Funds):



                             Total Compensation From
                           Liberty All-Star Funds for
Trustee                   the Calendar Year Ended
                              December 31, 2000(m)
Robert J. Birnbaum                 $25,000
John V. Carberry(n)                  N/A
James E. Grinnell                  25,000
Richard W. Lowry                   25,000
William E. Mayer                   25,000
John J. Neuhauser                  25,000
Joseph R. Palombo(o)                 N/A



(m) The Liberty All-Star Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).



(n) Resigned as Trustee and Director of the Liberty All-Star Funds on August 4, 2000. Mr. Carberry did not receive compensation because he was an affiliated Trustee and Director and employee of Liberty Financial.



(o) Elected by the Trustees and Directors of the Liberty All-Star Funds on October 25, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and Director and employee of the Administrator. Because Mr. Palombo is an "interested person" of LAMCO, he resigned his position as a Trustee and Director of the Liberty All-Star Funds on November 1, 2001, in connection with the Liberty Financial acquisition by Fleet National Bank.


OWNERSHIP OF THE FUND
As of record on September 30, 2001, the following shareholders owned 5% or more of one or more of each class of the Fund's outstanding shares:


Class A Shares
Merrill Lynch Pierce Fenner & Smith              13.94%
For the Sole Benefit of its Customers
Attn: Fund Administration #97431
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484


                                       g


Class B Shares

Merrill Lynch Pierce Fenner & Smith              10.77%
For the Sole Benefit of its Customers
Attn: Fund Administration #97B42
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

Class C Shares

Merrill Lynch Pierce Fenner & Smith              23.75%
For the Sole Benefit of its Customers
Attn: Fund Administration #97JG0
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

Class Z Shares

Louis A. Volante Jr &                            18.78%
Rosemarie A. Volante JTWROS
32 Sheparo Ave.
North Providence, RI  02904-1249

Harvard Business School                          16.12%
Class of 1973 Reunion
c/o Davey Scoon
160 Pine Street
Dover, MA  02030-2430

Mary Ellen Wurm                                  59.22%
3338 NW Franklin Ct.
Portland, OR  97210-1924

Rosemary Wickenheiser                             5.55%
Lawrence J Wickenheiser JTWROS
9317 Dickens Ave
Surfside, FL  33154-2449


As of record on September 30, 2001, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of the Fund.


As of record on, September 30, 2001, there were 11,150 Class A, 28,173 Class B, 2,259 Class C and 8 Class Z record holders of the Fund.


                                       h



SALES CHARGES (dollars in thousands)                         Class A Shares
                                                           Year ended June 30
                                                      2001         2000        1999
                                                      ----         ----         ----
Aggregate initial charges on Fund share sales        $219         $835         $740

Initial sales charges retained by LFD                  18           46          112
Aggregate contingent deferred sales charges (CDSCs)
  on Fund redemptions retained by LFD                   2           57           72



                                                            Class B Shares
                                                           Year ended June 30
                                                      2001         2000          1999
                                                      ----         ----          ----
Aggregate CDSC on Fund redemptions retained by LFD    $790        $1,931        $1,610



                                                              Class C Shares
                                                            Year ended June 30
                                                       2001         2000           1999
                                                       ----         ----           ----
Aggregate CDSCs on Fund redemptions retained by LFD     $6          $13            $39


12B-1 PLAN, CDSC AND CONVERSION OF SHARES

The Fund offers four classes of shares - Class A, Class B, Class C and Class Z. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 plan (Plan) pursuant to Rule 12b-1 under the Act for each of Classes A, B and C. Under the Plan, the Fund pays LFD monthly a service fee at an annual rate of 0.25% of the net assets attributed to Classes A, B and C. The Fund also pays LFD monthly a distribution fee at an annual rate of 0.75% of the average daily net assets attributed to Classes B and C. LFD may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of LFD's expenses, LFD may realize a profit from the fees.

The Plan authorizes any other payments by the Fund to LFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirectly financing the distribution of Fund shares.

The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments to the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value subject to a CDSC if redeemed within a certain number of years after purchase depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectus.

                                       i


No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares, having an equal value, which are not subject to the distribution fee. See the prospectus for a description of the different programs.

SALES-RELATED EXPENSES (dollars in thousands) of LFD relating to the Fund were:


                                                                       Period Ended June 30, 2001
                                                                  -----------------------------------
                                                                  Class A       Class B       Class C
                                                                   Shares        Shares        Shares
Fees to FSFs                                                       $  315        $1,055        $  535
Cost of sales material relating to the Fund
(including printing and mailing expenses)                          $   48        $   77        $   17
Allocated travel, entertainment and other promotional expenses
(including advertising)                                            $   40        $   62        $   14


INVESTMENT PERFORMANCE
The Fund's average annual total returns at June 30, 2001 were as follows:


                                                         Class A
                                                         -------
                                       1 Year             5 Years            10 Years
                                       ------             -------            --------
With sales charge of 5.75%             12.97%              8.86%             13.93%
Without sales  charge                  19.86%             10.16%             14.61%



                                              Class B
                           (Class B shares initially offered on 11/9/92)
                           ---------------------------------------------


                           1 Year                 5 Years               10 Years
                           ------                 -------               --------
With applicable CDSC     13.83%(5.00% CDSC)      9.03%(2.00% CDSC)      13.87%(0.00%
                                                                       CDSC)(p)

Without CDSC             18.83%                  9.31%                 13.87%(p)



                                              Class C
                           (Class C shares initially offered on 1/15/96)
                           ---------------------------------------------


                           1 Year               5 Years                  10 Years
                           ------               -------                 --------
With applicable CDSC     17.85%(1.00% CDSC)    9.34%(0.00% CDSC)(p)     14.15%(0.00%
                                                                        CDSC)(p)

Without CDSC              18.85%                9.34%(p)                14.15%(p)


                                              Class Z
                           (Class Z shares initially offered on 7/31/95)


                        1 Year               5 Years            10 Years
                        ------               -------            --------
                        20.05%             10.42%(p)           14.78%(p)


(p) Newer class share performance includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The oldest existing share returns have not been restated to reflect any expense differential (i.e., 12b-1 fees) between the oldest existing class shares and the newer class shares. Had the

                                       j


      expense differential been reflected, the returns for Class B and Class C shares for periods prior to the inception of Class B and Class C shares would have been lower, and for Class Z shares, higher.

See "Performance Measures" in Part 2 of this SAI for how calculations are made.

Ten-year returns were achieved in part under different objectives and policies in effect before November 2, 1992, also the date when the Fund changed its name from "Colonial Small Stock Index Trust".

CUSTODIAN


State Street Bank & Trust Company, located at 225 Franklin Street, Boston, Massachusetts, 02110, is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP, located at 160 Federal Street, Boston, Massachusetts 02110-2624, are the Fund's independent accountants, providing audit and tax return preparation services and assistance and consultation in connection with the review of various SEC filings. The financial statements incorporated by reference in this SAI and the financial highlights included in the Prospectuses have been so included, in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.


                                       k

                        LIBERTY NEWPORT ASIA PACIFIC FUND
                       A SERIES OF LIBERTY FUNDS TRUST VI
                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 2001



This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectuses of Liberty Newport Asia Pacific Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Fund dated November 1, 2001. This SAI should be read together with a Prospectus and the Fund's most recent Annual Report dated June 30, 2001. Investors may obtain a free copy of a Prospectus and the Annual Report from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and Report of Independent Accountants appearing in the June 30, 2001 Annual Report are incorporated in this SAI by reference.


Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the funds distributed by LFD generally and additional information about certain securities and investment techniques described in the Fund's Prospectuses.

TABLE OF CONTENTS


      PART 1                                                               PAGE

      Definitions                                                            2
      Organization and History                                               2
      Investment Objective and Policies                                      2
      Fundamental Investment Policies                                        2
      Other Investment Policies                                              3
      Fund Charges and Expenses                                              3
      Investment Performance                                                10
      Custodian of the Fund                                                 10
      Independent Accountants of the Fund                                   10
      Management of the Fund                                                11


      PART 2

      Miscellaneous Investment Practices                                     1
      Taxes                                                                 11
      Management of the Funds                                               14
      Determination of Net Asset Value                                      20
      How to Buy Shares                                                     21
      Special Purchase Programs/Investor Services                           22
      Programs for Reducing or Eliminating Sales Charges                    23
      How to Sell Shares                                                    25
      Distributions                                                         26
      How to Exchange Shares                                                27
      Suspension of Redemptions                                             27
      Shareholder Liability                                                 27
      Shareholder Meetings                                                  27
      Performance Measures                                                  28
      Appendix I                                                            30
      Appendix II                                                           35

                                     PART 1
                        LIBERTY NEWPORT ASIA PACIFIC FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 2001


DEFINITIONS

      "Trust"          Liberty Funds Trust VI
      "Fund"           Liberty Newport Asia Pacific Fund
      "Advisor"        Newport Fund Management, Inc., the Fund's investment
                       advisor
      "Administrator"  Colonial Management Associates, Inc., the Fund's
                       administrator
      "LFD"            Liberty Funds Distributor, Inc., the Fund's distributor
      "LFS"            Liberty Funds Services, Inc., the Fund's shareholder
                       services and transfer agent

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1991. The Fund, a non-diversified portfolio of the Trust, represents the entire interest in a separate series of the Trust. The Fund commenced investment operations on August 19, 1998 and its registration statement was declared effective by the Securities and Exchange Commission (SEC) on August 25, 1998.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.


The Fund changed its name from Newport Asia Pacific Fund to its current name on July 14, 2000. The Trust changed its name from "Colonial Trust VI" to its current name on April 1, 1999.


INVESTMENT OBJECTIVE AND POLICIES

The Fund's Prospectuses describe the Fund's investment goal and policies. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Fund:

      Foreign Securities
      Repurchase Agreements
      Foreign Currency Transactions
      Futures Contracts and Related Options
      Small Companies

Except as indicated under "Fundamental Investment Policies," the Fund's investment policies are not fundamental and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

The Fund may:

1. Borrow from banks, other affiliated funds and other persons to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;
2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;
3. Purchase and sell futures contracts and related options as long as the total initial margin and premiums do not exceed 5% of total assets;
4. Not issue senior securities except as provided in paragraph 1 above and to the extent permitted by the 1940 Act;
5. Underwrite securities issued by others only when disposing of portfolio securities;
6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements; and
7. Not concentrate more than 25% of its total assets in any industry (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof).

OTHER INVESTMENT POLICIES

As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:

1. Have a short sales position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of securities; and
2.    Invest more than 15% of its net assets in illiquid assets.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objective, policies and restrictions as the Fund.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act diversification requirement, an issuer is the entity whose revenues support the security.

FUND CHARGES AND EXPENSES


Under the Fund's management agreement, the Fund pays the Advisor a monthly fee based on the average daily net assets of the Fund at the annual rate of 1.00%. Under the Fund's administration agreement, the Fund pays the Administrator a monthly fee at the annual rate of 0.25% of the average daily net assets.



The Administrator is responsible for providing accounting and bookkeeping services to the Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Administrator has delegated those functions to State Street Bank and Trust Company (State Street). The Administrator pays fees to State Street under the Outsourcing Agreement.



Under its pricing and bookkeeping agreement with the Fund, the Administrator receives from the Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:



-     an annual flat fee of $10,000, paid monthly;
- in any month that a fund in the complex has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the fund for that month that is determined by the following formula:



            [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)



The Fund reimburses the Administrator for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.



The shareholders' servicing and transfer agency fee arrangement between LFS and the Fund has been revised so that the Fund pays the following fees:

- An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus



- An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus



- A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus



- A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus



- The Fund's allocated share of LFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST and recovery of one-time expenses for the conversion to DST's account processing system at a rate of 1/24th of such one-time expenses per month.

RECENT FEES PAID TO THE ADVISOR, ADMINISTRATOR, LFD AND LFS (dollars in thousands)


                                                                                              Period August 19, 1998
                                                            Year ended June 30,      (commencement of investment operations)
                                                             2001         2000                       through June 30, 1999
                                                             ----         ----                       ---------------------
       Management fee                                       $182           $141                        $30
       Administration fee                                     45             35                          8
       Bookkeeping fee                                        27             27                         23
       Shareholder service and transfer agent fee             89             38                          7
       12b-1 fees:
          Service fee (Class A)                              24             31                          8
          Service fee (Class B)                               16
          Service fee (Class C)                                3
          Distribution fee (Class B )                         48             27
          Distribution fee (Class C)                           9              7                          1
       Fees or expenses waived or borne by the
          Advisor/Administrator                             (233)          (135)                       (92)


BROKERAGE COMMISSIONS (dollars in thousands)


                                                                                              Period August 19, 1998
                                                            Year ended June 30       (commencement of investment operations)
                                                            2001          2000                through June 30, 1999
                                                            ----          ----                ---------------------
Total commissions                                           $ 67        $   57                         $19
Directed transactions                                          0        17,114                           0
Commissions on directed transactions                           0             0                           0
Commissions paid to AlphaTrade Inc.                            0             0                           0


TRUSTEES AND TRUSTEES' FEES

For the fiscal year ended June 30, 2001 and the calendar year ended December 31, 2000, the Trustees received the following compensation for serving as Trustees
(a):


                                                                  Total Compensation from the LibertyFund
                               Aggregate Compensation from Fund     Complex Paid to the Trustees for the
                                  for the Fiscal Year Ended                   Calendar Year
Trustee                                 June 30, 2001                   Ended December 31, 2000(b)
-------                                 -------------                   --------------------------
Tom Bleasdale(c)(k)                          272(d)                              106,000(d)
John V. Carberry(e)                          N/A                                     N/A
Lora S. Collins(c)(k)                        251                                  96,000
James E. Grinnell(c)(k)                      272                                 102,000
Douglas A. Hacker(f)                         207                                       0
Janet Langford Kelly(f)                      203                                       0
Richard W. Lowry                             467                                  99,000
Salvatore Macera                             469                                  98,000
William E. Mayer                             456                                 100,000
James L. Moody, Jr.(c)(k)                    272(g)                              105,000(g)
Charles R. Nelson(f)                         207                                       0
John J. Neuhauser                            471                                 101,252
Joseph R. Palombo(h)                         N/A                                     N/A
Thomas E. Stitzel                            454                                  97,000
Robert L. Sullivan(i)                          0                                  34,033
Thomas C. Theobald(f)                        210                                       0
Anne-Lee Verville                            466(j)                               94,667(j)



(a) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(b) At December 31, 2000, the complex consisted of 49 open-end and 9 closed-end management investment portfolios in the Liberty Funds Group - Boston (Liberty Funds) and 17 open-end management investment portfolios in the Liberty Variable Investment Trust (LVIT) (together, the Liberty Fund Complex).
(c) Resigned as Trustee of the Trust and the Liberty Fund Complex on December 27, 2000.

(d) For the fiscal year ended June 30, 2001, compensation includes $138 payable in later years as deferred compensation. For the calendar year ended December 31, 2000, compensation includes $52,000 payable in later years as deferred compensation.
(e) Resigned as Trustee of the Trust and the Liberty Fund Complex on August 4, 2000. Mr. Carberry did not receive compensation because he was an affiliated Trustee and employee of Liberty Financial.
(f)   Elected by the shareholders of the Funds on December 27, 2000.
(g) Total compensation of $272 for the fiscal year ended June 30, 2001, was paid on January 31, 2001.Total compensation of $105,000 for the calendar year ended December 31, 2000, was paid on January 31, 2001.
(h) Elected by the Trustees of the Liberty Fund Complex on August 23, 2000. Elected by the shareholders of the Funds on December 27, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and employee of the Administrator.
(i) Retired as Trustee of the Trust and the Liberty Fund Complex on April 20, 2000.
(j) Total compensation of $466 for the fiscal year ended June 30, 2001 will be paid on later years as deferred compensation. Total compensation of $94,667 for the calendar year ended December 31, 2000, will be payable in later years as deferred compensation.
(k) In conjunction with the combination of the Boston and Chicago Boards, Ms. Collins and Messrs. Bleasdale, Grinnell and Moody retired. Since they retired prior to the Board's mandatory retirement age, they will receive (trustee retirement) payments of $192,000, $154,000, $75,000 and $182,000, respectively.



The following table sets forth the compensation paid to Ms. Kelly and Messrs. Hacker, Nelson and Theobald in their capacities as Trustees of the Stein Roe Fund Complex (l) :



                                       Total Compensation from the Stein Roe
                                       Fund Complex Paid to the Trustees for
 Trustee                             the Calendar Year Ended December 31, 2000
 -------                             -----------------------------------------
 Douglas A. Hacker                                    $98,100
 Janet Langford Kelly                                  93,600
 Charles R. Nelson                                     98,100
 Thomas C. Theobald                                    98,100



(l) As of December 31, 2000, the Stein Roe Fund Complex consisted of the Liberty Floating Rate Fund, the Stein Roe Floating Rate Limited Liability Company, Liberty-Stein Roe Institutional Floating Rate Income Fund, and the following open-end mutual funds: 4 series of Liberty-Stein Roe Funds Income Trust, 4 series of Liberty-Stein Roe Funds Municipal Trust, 12 series of Liberty-Stein Roe Funds Investment Trust, 2 series of Liberty-Stein Roe Advisor Trust, 1 series of Liberty-Stein Roe Funds Trust, 10 portfolios of SR&F Base Trust, and 5 series of SteinRoe Variable Investment Trust.



As of the shareholder meeting on December 27, 2000, the Liberty Fund Complex and the Stein Roe Fund Complex were merged into one fund complex (Fund Complex). Effective on December 27, 2000, the Trustees serve as Trustees for all the Funds in the combined Fund Complex.



For the calendar year ended December 31, 2000, some of the Trustees received the following compensation in their capacities as trustees or directors of the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (together, Liberty All-Star Funds):

                                               Total Compensation From
                                        Liberty All-Star Funds for the Calendar
Trustee                                     Year Ended December 31, 2000(m)
-------                                     -------------------------------
Robert J. Birnbaum                                     $25,000
John V. Carberry(n)                                      N/A
James E. Grinnell                                       25,000
Richard W. Lowry                                        25,000
William E. Mayer                                        25,000
John J. Neuhauser                                       25,000
Joseph R. Palombo(o)                                     N/A



(m) The Liberty All-Star Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).
(n) Resigned as Trustee and Director of the Liberty All-Star Funds on August 4, 2000. Mr. Carberry did not receive compensation because he was an affiliated Trustee and Director and employee of Liberty Financial.
(o) Elected by the Trustees and Directors of the Liberty All-Star Funds on October 25, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and Director and employee of the Administrator. Because Mr. Palombo is an "interested person" of LAMCO, he resigned his position as a Trustee and Director of the Liberty All-Star Funds on November 1, 2001.











OWNERSHIP OF THE FUND


As of record on September 29, 2001, the officers and Trustees of the Fund as a group owned less than 1% of the then outstanding shares of the Fund.



As of record on September 30, 2001, the following shareholders of record owned 5% or more of one or more of each class of the Fund's outstanding shares.

Class A Shares

Colonial Management Associates, Inc.                252,489.2470 shares, 48.94%
Attn: Phil Iudice/Controller
One Financial Center
11th Floor
Boston, MA 02111-2621

Class B Shares

Merrill Lynch Pierce Fenner & Smith                   39,507.7410 shares, 10.13%
For the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484


Class C Shares


Merrill Lynch Pierce Fenner & Smith                   9,790.1800 shares, 17.38%
For the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

Class Z Shares

Michael Ellis &                                         320.5390 shares, 69.45%
Kirsty Ellis
346 Woodside Avenue
Mill Valley, CA 94941-3822

Ronald L Tressler &                                       25.7310 shares, 5.57%
Kristie Tressler
877 South 325 West
Orem, UT 84058-6786

Daniel L. Hebert                                         57.3400 shares, 12.42%
265 Blackwater Road
Dover, NH 03820-8702

Colonial Management Associates, Inc.                     54.8610 shares, 11.89%
One Financial Center
Boston, MA 02111-2621

As of record on, September 30, 2001, there were 1,069 Class A, 2,233 Class B, 272 Class C and 8 Class Z record holders of the Fund.






SALES CHARGES (dollars in thousands)                                          Class A Shares
                                                                              --------------
                                                             Year ended June 30               Period ended June 30
                                                            2001            2000                     1999
                                                            ----            ----                     ----
Aggregate initial sales charges on Fund share sales         $ 74            $ 97                     $  2
Initial sales charges retained by LFD                         10               7                        0
Aggregate contingent deferred sales charges (CDSC)
   On Fund redemptions retained by LFD                        (p)             (p)                       0



                                                                              Class B Shares
                                                                              --------------
                                                             Year ended June 30               Period ended June 30
                                                            2001            2000                     1999
                                                            ----            ----                     ----
Aggregate CDSC
   on Fund redemptions retained by LFD                      $ 56            $ 45                     $  2



                                                                              Class C Shares
                                                                              --------------
                                                             Year ended June 30              Period ended June 30
                                                            2001            2000                   1999
                                                            ----            ----                   ----
Aggregate CDSC on Fund redemptions retained by LFD          $  3              (p)                  $  0



(p)   Rounds to less than one.

CONTINGENT REDEMPTION FEES


There were $0, $1,697 and $0 in Contingent Redemption Fees charged on Fund share redemptions that were retained by the Fund for the fiscal years ended June 30, 2001, 2000, and 1999, respectively.


12b-1 PLAN, CDSC AND CONVERSION OF SHARES

The Fund offers five classes of shares - Class A, Class B, Class C, Class S and Class Z. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 plan (Plan) pursuant to Rule 12b-1 under the Act. Under the Plan, the Fund pays LFD monthly a service fee at an annual rate of 0.25% of the Fund's net assets attributed to Class A, B and C shares issued and outstanding thereafter. The Fund also pays LFD monthly a distribution fee at an annual rate of 0.75% of average daily net assets attributed to Class B and Class C shares. LFD may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of LFD's expenses, LFD may realize a profit from the fees. The Plan authorizes any other payments by the Fund to LFD and its affiliates (including the Advisor and the Administrator) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.

The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class S shares and Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectuses.

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares, having an equal value, which are not subject to the distribution fee. See the prospectus for a description of the different programs.

SALES-RELATED EXPENSES (dollars in thousands) of LFD relating to the Fund were:


                                                             Period Ended June 30, 2001
                                                             --------------------------

                                                           Class A     Class B     Class C
                                                           -------     -------     -------
Fees to FSFs                                                 $41         $510        $26
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                   28           18          3
Allocated travel, entertainment and other promotional
  Expenses (including advertising)                            16            3          1

INVESTMENT PERFORMANCE

The Fund's Class A, Class B, Class C and Class Z share average annual total returns at June 30, 2001 were:


                                                                          Class A Shares

                                                                                        Period August 19, 1998
                                                                                (commencement of investment operations)
                                                         1 Year                          through June 30, 2001
                                                         ------                          ---------------------
      With sales charge of 5.75%(q)                     (34.59)%                                20.54%
      Without sales charge(q)                           (30.60)%                                23.06%



                                                                          Class B Shares

                                                                                        Period August 19, 1998
                                                                                (commencement of investment operations)
                                                         1 Year                          through June 30, 2000
                                                         ------                          ---------------------
      With applicable CDSC(q)                     (34.53)%(5.00% CDSC)             21.44% (4.00% CDSC)
      Without CDSC(q)                             (31.20)%                         22.16%



                                                                          Class C Shares

                                                                                        Period August 19, 1998
                                                                                (commencement of investment operations)
                                                         1 Year                          through June 30, 2000
                                                         ------                          ---------------------
      With applicable CDSC(q)                     (31.82)%(1.00% CDSC)             22.14% (No CDSC)
      Without CDSC(q)                             (31.15)%                         22.14%



                                                                          Class Z Shares

                                                                                        Period August 19, 1998
                                                                               (commencement of investment operations)
                                                        1 Year                          through June 30, 2000
                                                        ------                          ---------------------
                                                    (30.42)%(q)(r)                          (23.26)%(q)(r)



(q) Performance results reflect any voluntary reimbursement by the Advisor, Administrator and/or their affiliates of Fund expenses. Absent this reimbursement arrangement, performance results would have been lower. See the prospectus for details.



(r) Class Z is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. The Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be higher due to the fact that Class Z shares do not have Rule 12b-1 fees or sales charges. Class A shares commenced investment operations on August 19, 1998 and Class Z shares were initially offered on August 13, 1999.


See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN OF THE FUND

State Street Bank & Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02101, is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT ACCOUNTANTS OF THE FUND

PricewaterhouseCoopers LLP, located at 160 Federal Street, Boston, Massachusetts 02110-2624, are the Fund's independent accountants providing audit and tax return preparation services and assistance and consultation in connection with the review of various SEC filings. The Financial Statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.

MANAGEMENT OF THE FUND

The Advisor is the investment advisor to the Fund. The Advisor is a direct majority-owned subsidiary of Newport Pacific Management, Inc. (Newport Pacific), 580 California Street, San Francisco, CA 94104. Newport Pacific is a direct wholly-owned subsidiary of Liberty Newport Holdings, Limited (Liberty Newport), which in turn is a direct wholly-owned subsidiary of Liberty Financial Companies, Inc. (Liberty Financial), which in turn is a direct majority owned subsidiary of Liberty Corporate Holdings, Inc., (LCH) which in turn is a direct wholly-owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly-owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S. Liberty Financial's address is 600 Atlantic Avenue, Boston, MA 02210. Liberty Mutual's address is 175 Berkeley Street, Boston, MA 02117.

INVESTMENT DECISIONS. The Advisor acts as investment advisor to the Fund and other funds. The Advisor's affiliate, Newport Pacific, advises other institutional, corporate, fiduciary and individual clients for which Newport Pacific performs various services. The funds and clients advised by the Advisor sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing financial futures and related options ("other instruments"). If the Fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the funds outweighs the disadvantages, if any, which might result from these practices.

                        LIBERTY NEWPORT ASIA PACIFIC FUND
                       A SERIES OF LIBERTY FUNDS TRUST VI
                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 2001


                                 CLASS S SHARES



This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectuses of Liberty Newport Asia Pacific Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Fund dated November 1, 2001. This SAI should be read together with a Prospectus and the Fund's most recent Annual Report dated June 30, 2001. Investors may obtain a free copy of a Prospectus and the Annual Report from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and Report of Independent Accountants appearing in the June 30, 2001 Annual Report are incorporated in this SAI by reference.


Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the funds distributed by LFD generally and additional information about certain securities and investment techniques described in the Fund's Prospectuses.

TABLE OF CONTENTS


      PART 1                                                                PAGE
      Definitions                                                             b
      Organization and History                                                b
      Investment Objective and Policies                                       b
      Fundamental Investment Policies                                         b
      Other Investment Policies                                               c
      Fund Charges and Expenses                                               c
      Investment Performance                                                  h
      Custodian of the Fund                                                   h
      Independent Accountants of the Fund                                     h
      Management of the Fund                                                  h


      PART 2

      Miscellaneous Investment Practices                                      1
      Taxes                                                                  11
      Management of the Funds                                                14
      Determination of Net Asset Value                                       20
      Purchases and Redemptions                                              21
      Redemption Privileges                                                  22
      Distributions                                                          26
      How to Exchange Shares                                                 27
      Suspension of Redemptions                                              27
      Shareholder Liability                                                  27
      Shareholder Meetings                                                   27
      Performance Measures                                                   28
      Appendix I                                                             30
      Appendix II                                                            35






                                       a

                                     PART 1
                        LIBERTY NEWPORT ASIA PACIFIC FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 2001


DEFINITIONS

      "Trust"           Liberty Funds Trust VI
      "Fund"            Liberty Newport Asia Pacific Fund
      "Advisor"         Newport Fund Management, Inc., the Fund's investment
                        advisor
      "Administrator"   Colonial Management Associates, Inc., the Fund's
                        administrator
      "LFD"             Liberty Funds Distributor, Inc., the Fund's distributor
      "LFS"             Liberty Funds Services, Inc., the Fund's shareholder
                        services and transfer agent

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1991. The Fund, a non-diversified portfolio of the Trust, represents the entire interest in a separate series of the Trust. The Fund commenced investment operations on August 19, 1998 and its registration statement was declared effective by the Securities and Exchange Commission (SEC) on August 25, 1998.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.


The Fund changed its name from Newport Asia Pacific Fund to its current name on July 14, 2000. The Trust changed its name from "Colonial Trust VI" to its current name on April 1, 1999.


INVESTMENT OBJECTIVE AND POLICIES

The Fund's Prospectuses describe the Fund's investment goal and policies. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Fund:

      Foreign Securities
      Repurchase Agreements
      Foreign Currency Transactions
      Futures Contracts and Related Options
      Small Companies

Except as indicated under "Fundamental Investment Policies," the Fund's investment policies are not fundamental and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

The Fund may:


                                       b

1. Borrow from banks, other affiliated funds and other persons to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;
2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;
3. Purchase and sell futures contracts and related options as long as the total initial margin and premiums do not exceed 5% of total assets;
4. Not issue senior securities except as provided in paragraph 1 above and to the extent permitted by the 1940 Act;
5. Underwrite securities issued by others only when disposing of portfolio securities;
6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements; and
7. Not concentrate more than 25% of its total assets in any industry (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof).

OTHER INVESTMENT POLICIES

As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:

1. Have a short sales position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of securities; and
2.    Invest more than 15% of its net assets in illiquid assets.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objective, policies and restrictions as the Fund.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act diversification requirement, an issuer is the entity whose revenues support the security.

FUND CHARGES AND EXPENSES


Under the Fund's management agreement, the Fund pays the Advisor a monthly fee based on the average daily net assets of the Fund at the annual rate of 1.00%. Under the Fund's administration agreement, the Fund pays the Administrator a monthly fee at the annual rate of 0.25% of the average daily net assets.






The Administrator is responsible for providing accounting and bookkeeping services to the Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Administrator has delegated those functions to State Street Bank and Trust Company (State Street). The Administrator pays fees to State Street under the Outsourcing Agreement.



Under its pricing and bookkeeping agreement with the Fund, the Administrator receives from the Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:



-     an annual flat fee of $10,000, paid monthly;
- in any month that a fund in the complex has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the fund for that month that is determined by the following formula:






            [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement )] / (average monthly



                                       c
            net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)



      The Fund reimburses the Administrator for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.



      The shareholders' servicing and transfer agency fee arrangement between LFS and the Fund has been revised so that the Fund pays the following fees:



- An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus
- An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus
- A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus
- A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus
- The Fund's allocated share of LFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST and recovery of one-time expenses for the conversion to DST's account processing system at a rate of 1/24th of such one-time expenses per month.













                                       d

RECENT FEES PAID TO THE ADVISOR, ADMINISTRATOR, LFD AND LFS (dollars in thousands)


                                                                                       Period August 19, 1998
                                                                              (commencement of investment operations)
                                                      Year ended June 30               through June 30, 1999
                                                      ------------------               ---------------------
                                                     2001            2000
                                                     ----            ----
      Management fee                                 $182            $141                      $30
      Administration fee                               45              35                        8
      Bookkeeping fee                                  29              27                       23
      Shareholder service and transfer agent fee       89              38                        7
      Fees or expenses waived or borne               (233)           (135)                     (92)
      by the Advisor/Administrator


BROKERAGE COMMISSIONS (dollars in thousands)


                                                                               Period August 19, 1998
                                                                      (commencement of investment operations)
                                              Year ended June 30,              through June 30, 1999
                                              -------------------              ---------------------
                                             2001             2000
                                             ----             ----
Total commissions                            $ 67             $ 57                     $19
Directed transactions                           0           17,114                       0
Commissions on directed transactions            0                0                       0
Commissions paid to AlphaTrade Inc.             0                0                       0


TRUSTEES AND TRUSTEES' FEES


For the fiscal year ended June 30, 2001 and the calendar year ended December 31, 2000, the Trustees received the following compensation for serving as Trustees
(a):



                            Aggregate Compensation from Fund for     Total Compensation from the Fund Complex
                                  the Fiscal Year Ended            Paid to the Trustees for the Calendar Year
Trustee                               June 30, 2001                        Ended December 31, 2000(b)
-------                               -------------                        --------------------------
Tom Bleasdale(c)(k)                       272(d)                                   106,000(d)
John V. Carberry(e)                        N/A                                         N/A
Lora S. Collins(c)(k)                      251                                       96,000
James E. Grinnell(c)(k)                    272                                       102,000
Douglas A. Hacker(f)                       207                                          0
Janet Langford Kelly(f)                    203                                          0
Richard W. Lowry                           467                                       99,000
Salvatore Macera                           469                                       98,000
William E. Mayer                           456                                       100,000
James L. Moody, Jr.(c)(k)                 272(g)                                   105,000(g)
Charles R. Nelson(f)                       207                                          0
John J. Neuhauser                          471                                       101,252
Joseph R. Palombo(h)                       N/A                                         N/A
Thomas E. Stitzel                          454                                       97,000



                                        e

Robert L. Sullivan(I)                                                                    34,033
Thomas C. Theobald(e)                          210                                          0
Anne-Lee Verville                             466(j)                                    94,667(j)



(a) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(b) At December 31, 2000, the complex consisted of 49 open-end and 9 closed-end management investment portfolios in the Liberty Funds Group - Boston (Liberty Funds) and 17 open-end management investment portfolios in the Liberty Variable Investment Trust (LVIT) (together, the Liberty Fund Complex).
(c) Resigned as Trustee of the Trust and the Liberty Fund Complex on December 27, 2000.
(d) For the fiscal year ended June 30, 2001, compensation includes $138 payable in later years as deferred compensation. For the calendar year ended December 31, 2000, compensation includes $52,000 payable in later years as deferred compensation.
(e) Resigned as Trustee of the Trust and the Liberty Fund Complex on August 4, 2000. Mr. Carberry did not receive compensation because he was an affiliated Trustee and employee of Liberty Financial.
(f)   Elected by the shareholders of the Funds on December 27, 2000.
(g) Total compensation of $272 for the fiscal year ended June 30, 2001, was paid on January 31, 2001.Total compensation of $105,000 for the calendar year ended December 31, 2000, was paid on January 31, 2001.
(h) Elected by the Trustees of the Liberty Fund Complex on August 23, 2000. Elected by the shareholders of the Funds on December 27, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and employee of the Administrator.
(i) Retired as Trustee of the Trust and the Liberty Fund Complex on April 20, 2000.
(j) Total compensation of $466 for the fiscal year ended June 30, 2001 will be paid on later years as deferred compensation. Total compensation of $94,667 for the calendar year ended December 31, 2000, will be payable in later years as deferred compensation.
(k) In conjunction with the combination of the Boston and Chicago Boards, Ms. Collons and Messrs. Bleasdale, Grinnell and Moody retired. Since they retired prior to the Board's mandatory retirement age, they will receive (trustee retirement) payment of $192,000, 154,000, $75,000 and $182,000, respectively.



The following table sets forth the compensation paid to Ms. Kelly and Messrs. Hacker, Nelson and Theobald in their capacities as Trustees of the Stein Roe Fund Complex(l) :



                                        Total Compensation from the Stein Roe
                                        Fund Complex Paid to the Trustees for
 Trustee                              the Calendar Year Ended December 31, 2000
 -------                              -----------------------------------------
 Douglas A. Hacker                                     $98,100
 Janet Langford Kelly                                   93,600
 Charles R. Nelson                                      98,100
 Thomas C. Theobald                                     98,100



(l) As of December 31, 2000, the Stein Roe Fund Complex consisted of the Liberty Floating Rate Fund, the Stein Roe Floating Rate Limited Liability Company, Liberty-Stein Roe Institutional Floating Rate Income Fund, and the following open-end mutual funds: 4 series of Liberty-Stein Roe Funds Income Trust, 4 series of Liberty-Stein Roe Funds Municipal Trust, 12 series of Liberty-Stein



                                       f

      Roe Funds Investment Trust, 2 series of Liberty-Stein Roe Advisor Trust, 1 series of Liberty-Stein Roe Funds Trust, 10 portfolios of SR&F Base Trust, and 5 series of SteinRoe Variable Investment Trust.



As of the shareholder meeting on December 27, 2000, the Liberty Fund Complex and the Stein Roe Fund Complex were merged into one fund complex (Fund Complex). Effective on December 27, 2000, the Trustees serve as Trustees for all the Funds in the combined Fund Complex.



For the calendar year ended December 31, 2000, some of the Trustees received the following compensation in their capacities as trustees or directors of the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (together, Liberty All-Star Funds):



                                                 Total Compensation From
                                         Liberty All-Star Funds for the Calendar
Trustee                                      Year Ended December 31, 2000(m)
-------                                      -------------------------------
Robert J. Birnbaum                                      $25,000
John V. Carberry(n)                                       N/A
James E. Grinnell                                        25,000
Richard W. Lowry                                         25,000
William E. Mayer                                         25,000
John J. Neuhauser                                        25,000
Joseph R. Palombo(o)                                      N/A



(m) The Liberty All-Star Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).
(n) Resigned as Trustee and Director of the Liberty All-Star Funds on August 4, 2000. Mr. Carberry did not receive compensation because he was an affiliated Trustee and Director and employee of Liberty Financial.
(o) Elected by the Trustees and Directors of the Liberty All-Star Funds on October 25, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and Director and employee of the Administrator. Because Mr. Palombo is an "interested person" of LAMCO, he resigned his position as a Trustee and Director of the Liberty All-Star Funds on November 1, 2001.











OWNERSHIP OF THE FUND


As of record on September 30, 2001, the officers and Trustees of the Fund as a group owned less than 1% of the then outstanding Class S shares of the Fund.



As of record on September 30, 2001, the following record holders owned 5% or more of the then outstanding Class S shares of the Fund: US Bank NA Cust IRA, Nathan Schlessinger, 1 E. Wacker Drive, Chicago, IL 60601-1802, 1,315.9110 shares; 8.23%; Diane G. Haglund & Terrence G. Haglund JTWROS, 149 Stone
Lake Ct., Yorktown, VA 23693-3715, 1,373.0740, 8.59%

As of record on September 30, 2001, there were 79 Class S record holders of the Fund.




                                       g

INVESTMENT PERFORMANCE


The Fund's Class S shares, the Fund's oldest existing class, average annual total returns at June 30, 2001 were:



                                       Class S Shares(p)(q)

                                                     Period August 19, 1998
                                            (commencement of investment operations)
                     1 Year                          through June 30, 2000
                     ------                          ---------------------
                    (30.43)%                                 23.16%



(p) Performance results reflect any voluntary reimbursement by the Advisor, Administrator and/or their affiliates of Fund expenses. Absent this reimbursement arrangement, performance results would have been lower. See the prospectus for details.
(q) Class S is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. The Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be higher due to the fact that Class S shares do not have Rule 12b-1 fees or sales charges. Class A shares commenced investment operations on August 13, 1998 and Class S shares were initially offered on February 1, 2001.


See Part 2 of this SAI, "Performance Measures," for how calculations are made.


CUSTODIAN OF THE FUND



State Street Bank & Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.



INDEPENDENT ACCOUNTANTS OF THE FUND


PricewaterhouseCoopers LLP, located at 160 Federal Street, Boston, Massachusetts 02110-2624, are the Fund's independent accountants providing audit and tax return preparation services and assistance and consultation in connection with the review of various SEC filings. The Financial Statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.

MANAGEMENT OF THE FUND

The Advisor is the investment advisor to the Fund. The Advisor is a direct majority-owned subsidiary of Newport Pacific Management, Inc. (Newport Pacific), 580 California Street, San Francisco, CA 94104. Newport Pacific is a direct wholly-owned subsidiary of Liberty Newport Holdings, Limited (Liberty Newport), which in turn is a direct wholly-owned subsidiary of Liberty Financial Companies, Inc. (Liberty Financial), which in turn is a direct majority owned subsidiary of Liberty Corporate Holdings, Inc., (LCH) which in turn is a direct wholly-owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly-owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S. Liberty Financial's address is 600 Atlantic Avenue, Boston, MA 02210. Liberty Mutual's address is 175 Berkeley Street, Boston, MA 02117.

INVESTMENT DECISIONS. The Advisor acts as investment advisor to the Fund and other funds. The Advisor's affiliate, Newport Pacific, advises other institutional, corporate, fiduciary and individual clients for which Newport Pacific performs various services. The funds and clients advised by the Advisor sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing financial futures and related options ("other instruments"). If the Fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the funds outweighs the disadvantages, if any, which might result from these practices.


                                       h


Part C  OTHER INFORMATION
        -----------------
Item 23.  Exhibits:
          ---------
LIBERTY U.S. GROWTH & INCOME FUND (LG&IF)(formerly Colonial U.S. Growth & Income
Fund)
LIBERTY SMALL-CAP VALUE FUND (LSCVF) (formerly Colonial Small Cap Value Fund) LIBERTY NEWPORT ASIA PACIFIC FUND (LNAPF) (formerly Newport Asia Pacific Fund)

       (a)(1)      Agreement and Declaration of Trust dated December 30, 1991(3)

       (a)(2) Amendment No. 1 dated April 1, 1999 to the Agreement and Declaration of Trust(6)

       (a)(3) Amendment No. 2 dated January 26, 2001 to the Agreement and Declaration of Trust(9)

       (b)         Amended By-Laws dated 6/20/01(9)

       (c) Form of Specimen of Share Certificate - filed as Exhibit 4 in Part C, Item 24(b) of Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of Liberty Funds Trust IV (File Nos. 2-62492 and 811-2865), filed with the Commission on or about March 21, 1997, and is hereby incorporated by reference and made a part of this Registration Statement

       (d)(1) Form of Management Agreement between Liberty Funds Trust VI on behalf of LG&IF and Colonial Management Associates, Inc.
                   (1)

       (d)(2)      Amendment No. 1 to Management Agreement (LG&IF)(5)

       (d)(3) Form of Management Agreement between Liberty Funds Trust VI on behalf of LSCVF and Colonial Management Associates, Inc.
                   (4)

       (d)(4)      Amendment No. 1 to Management Agreement (LSCVF)(5)

       (d)(5)      Amendment No. 2 to Management Agreement (LSCVF)

       (d)(6) Form of Management Agreement between Liberty Funds Trust VI on behalf of LNAPF and Newport Fund Management, Inc.(6)

       (e)(1) Distribution Agreement between the Registrant and Liberty Funds Distributor, Inc.(6)

       (e)(2) Appendix I to the Distribution Agreement between the Registrant and Liberty Funds Distributor, Inc. - filed as Exhibit (e)(2) in Part C, Item 23 of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of
                   Liberty Funds Trust V (File Nos. 33-12109 & 811-5030), filed with the Commission on or about November 15, 2000 and is hereby incorporated by reference and made a part of this Registration Statement

       (e)(3) 12b-1 Plan Implementing Agreement between the Registrant and Liberty Funds Distributor, Inc.(6)

       (e)(4) Appendix I to the 12b-1 Plan Implementing Agreement between the Registrant and Liberty Funds Distributor, Inc. - filed as Exhibit (e)(4) in Part C, Item 23 of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of Liberty Funds Trust V (File Nos. 33-12109 & 811-5030), filed with the Commission on or about November 15, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

       (e)(5)      Form of Selling Agreement - filed as Exhibit 6(b) in Part C,
                   Item 24(b) of Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A of Liberty Funds Trust I (File Nos. 2-15184 and 811-881), filed with the Commission on or about November 20, 1998, and is hereby incorporated by reference and made a part of this Registration Statement

       (e)(6)      Form of Asset Retention Agreement(2)

       (f)         Not Applicable

       (g) Form of Custodian Contract between Registrant and State Street Bank and Trust Company dated October 10, 2001 - filed as Exhibit (g) in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 25, 2001, and hereby incorporated by reference and made a part of this Registration Statement

       (h)(1) Amended and Restated Shareholders' Servicing and Transfer Agent Agreement as amended(2)

       (h)(2) Amendment No. 19 to Schedule A of Amended and Restated Shareholders' Servicing and Transfer Agent Agreement as amended - filed as Exhibit (h)(2) in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II
                   (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 25, 2001, and hereby incorporated by reference and made a part of this Registration Statement

       (h)(3) Amendment No. 24 to Appendix I of Amended and Restated Shareholders' Servicing and Transfer Agent Agreement as amended - filed as Exhibit (h)(5) in Part C, Item 23 of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of Liberty Funds Trust V (File Nos. 33-12109 and 811-5030), filed with the Commission on or about
                   November 15, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

       (h)(4) Pricing and Bookkeeping Agreement with Colonial Management Associates, Inc.(2)

       (h)(5) Amendment to Pricing and Bookkeeping Agreement dated July 1, 2001 - filed as Exhibit (h)(5) in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 25, 2001, and hereby incorporated by reference and made a part of this Registration Statement

       (h)(6)      Amendment to Appendix I of Pricing and Bookkeeping Agreement
                   - filed as Exhibit (h)(2) in Part C, Item 23 of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of Liberty Funds Trust V (File Nos. 33-12109 and 811-5030), filed with the Commission on or about November 15, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

       (h)(7) Amended and Restated Credit Agreement with Bank of America - filed as Exhibit (h)(8) in Part C, Item 23 of Post-Effective Amendment No. 110 to the Registration Statement on Form N-1A of Liberty Funds Trust III (File Nos. 2-15184 & 811-881), filed with the Commission on or about August 12, 1999, and is hereby incorporated by reference and made a part of this Registration Statement

       (h)(8) Amendment dated June 30, 2000 to the Amended and Restated Credit Agreement with Bank of America - filed as Exhibit
                   (h)(7) in Part C, Item 23 of Post-Effective Amendment No. 115 to the Registration Statement on Form N-1A of Liberty Funds Trust III (File Nos. 2-15184 & 811-881), filed with the Commission on or about October 4, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

       (h)(9) Second Amendment dated January 26, 2001 to the Amended and Restated Credit Agreement with Bank of America, N.A. - filed as Exhibit (h)(8) in Part C, Item 23 of Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of Liberty Funds Trust I (File Nos. 2-41251 and 811-2214), filed with the Commission on or abut February 27, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

       (h)(10) Third Amendment dated May 14, 2001 to the Amended and Restated Credit Agreement with Bank of America, N.A.(9)

       (h)(11) Fourth Amendment dated June 1, 2001 to the Amended and Restated Credit Agreement with Bank of America, N.A.(9)

       (h)(12) Form of Administration Agreement with Colonial Management Associates, Inc. (LNAPF)(6)

       (i)         Opinion and Consent of Counsel(8)

       (j)         Consent of Independent Accountants

       (k)         Not Applicable

       (l)         Not Applicable

       (m) Rule 12b-1 Distribution Plan - filed as Exhibit (m) in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 25, 2001 and is hereby incorporated by reference and made a part of this Registration Statement

       (n)         Not Applicable

       (o) Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 - filed as Exhibit (o) in Part C, Item 23 of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of Liberty Funds Trust I (File Nos. 2-41251 and 811-2214), filed with the Commission on or about July 19, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

       (p) Code of Ethics of the Liberty Financial Companies, Inc. dated January 1, 2001 - filed in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 25, 2001, and is hereby incorporated and made a part of this Registration Statement

Power of Attorney for: Douglas A. Hacker, Janet Langford Kelly, Richard W. Lowry, Salvatore Macera, William E. Mayer, Charles R. Nelson, John J. Neuhauser, Joseph R. Palombo, Thomas E. Stitzel, Thomas C. Theobald and Anne-Lee Verville - filed in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009) filed with the Commission on or about October 25, 2001, and is hereby incorporated and made a part of this Registration Statement


(1) Incorporated by reference to the Registrant's Post-Effective Amendment No. 7 on Form N-1A, filed with the Securities and Exchange Commission on October 11, 1995.

(2) Incorporated by reference to the Registrant's Post-Effective Amendment No. 10 on Form N-1A, filed with the Securities and Exchange Commission on or about September 27, 1996.

(3) Incorporated by reference to the Registrant's Post-Effective Amendment No. 11 on Form N-1A, filed with the Securities and Exchange Commission on or about October 28, 1996.

(4) Incorporated by reference to the Registrant's Post-Effective Amendment No. 13 on Form N-1A, filed with the Securities and Exchange Commission on or about October 24, 1997.

(5) Incorporated by reference to the Registrant's Post-Effective Amendment No. 16 on Form N-1A, filed with the Securities and Exchange Commission on or about November 25, 1998.

(6) Incorporated by reference to the Registrant's Post-Effective Amendment No. 17 on Form N-1A, filed with the Securities and Exchange Commission on or about May 24, 1999.

(7) Incorporated by reference to the Registrant's Post-Effective Amendment No. 18 on Form N-1A, filed with the Securities and Exchange Commission on or about August 27, 1999.

(8) Incorporated by reference to the Registrant's Post-Effective Amendment No. 22 on Form N-1A, filed with the Securities and Exchange Commission on or about October 30, 2000.

(9) Incorporated by reference to the Registrant's Post-Effective Amendment No. 23 on Form N-1A, filed with the Securities and Exchange Commission on or about August 31, 2001.

Item 24.          Persons Controlled by or under Common Control with Registrant

                  None

Item 25.          Indemnification

                  See Article VIII of the Agreement and Declaration of Trust filed as Exhibit (a)(1) hereto.

Item 26.          Business and Other Connections of Investment Adviser

The following sets forth business and other connections of each director and officer of Newport Fund Management, Inc.:

Certain information pertaining to business and other connections of the Registrant's investment adviser, Newport
Fund Management, Inc. (Newport), which in turn is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc.
(LFCI), which in turn is a majority owned subsidiary of LFC Management Corporation, which in turn is a wholly owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a wholly owned subsidiary of LFC Holdings, Inc., which in turn is a wholly owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a wholly owned subsidiary of Liberty Mutual Insurance Company is incorporated herein by reference from Newport's Form ADV, as most recently filed with the Securities and Exchange Commission.. Newport serves as investment adviser to Liberty Newport Greater China Fund, Liberty Newport
Japan Opportunities Fund and Stein Roe Small Cap Tiger Fund, each a series of Liberty Funds Trust II, Liberty Newport
Global Equity Fund and Liberty Newport International Equity
Fund, each a series of Liberty Funds Trust III, Liberty
Newport Asia Pacific Fund, a series of the Registrant, Liberty Newport Europe Fund and Liberty Newport Tiger Fund, each a series of Liberty Funds Trust VII, and Stein Roe Asia Pacific
Fund and Stein Roe International Fund, each a series of Liberty Stein Roe Funds Investment Trust and serves as sub-adviser to Newport Tiger Fund, Variable Series, Colonial
Global Equity Fund, Variable Series, Stein Roe Global
Utilities Fund, Variable Series, Colonial International
Horizons Fund, Variable Series, Colonial International Fund for Growth, Variable Series and Liberty Newport Japan
Opportunities Fund, Variable Series, each a series of Liberty Variable Investment Trust. In addition, Newport advises its parent, Newport Pacific Management, Inc.(NPM), which manages institutional and private accounts and offshore funds.

The   following   sets   forth   business   and  other
connections  of each  director and officer of Colonial
Management Associates, Inc.:

Registrant's investment advisor, Colonial Management Associates, Inc. ("Colonial"), is registered as an investment adviser under the Investment
Advisers Act of 1940 ("Advisers Act"). Colonial Advisory Services, Inc. ("CASI"), an affiliate of Colonial, is also registered as an investment advisor under the 1940 Act. As of the end of the fiscal year, December 31, 2000, CASI had six institutional, corporate or other accounts under management or supervision, the total market value of which was approximately $261.6 million. As of the end of the fiscal year, December 31, 2000, Colonial was the investment advisor, sub-advisor and/or administrator to 73 mutual funds, including funds sub-advised by Colonial, the total market value of which investment companies was approximately $17.5 million. Liberty Funds Distributor, Inc., a subsidiary of Colonial Management Associates, Inc., is the principal underwriter and the national distributor of all of the funds in the Liberty Mutual Funds complex, including the Registrant.

     The following sets forth the business and other connections of each director and officer of Colonial Management Associates, Inc.:

(1)                                (2)                          (3)                                       (4)
Name and principal
business
addresses*                         Affiliation                  Period is through 10/1/01.
of officers and                    with                         Other business, profession,
directors of                       investment                   vocation or employment
investment adviser                 adviser                      connection                                Affiliation
------------------                 ----------                   ------------------------------            -----------
Anguilla, Carol J.                 Secretary                    AlphaTrade Inc.                           Clerk
                                                                Liberty Funds Distributor, Inc.           Clerk
                                                                Liberty Funds Group LLC                   Secretary
                                                                Colonial Advisory Services, Inc.          Clerk
                                                                Liberty Funds Services, Inc.              Clerk
                                                                Liberty Financial Companies, Inc.         Asst. Clerk
                                                                Liberty Financial Services, Inc.          Asst. Clerk
                                                                Liberty Asset Management Company          Asst. Sec.
                                                                Independent Holdings, Inc.                Asst. Clerk
                                                                Progress Investment Management Company    Asst. Sec.
                                                                Crabbe Huson Group, Inc.                  Asst. Clerk
                                                                Stein Roe & Farnham Incorporated          Secretary

Ballou, William J.                 Snr. V.P., Asst. Sec., Snr.  Liberty Funds Trust I through VII         Secretary
                                   Counsel, IPC Mbr.            Colonial High Income Municipal Trust      Secretary
                                                                Colonial InterMarket Income Trust I       Secretary
                                                                Colonial Intermediate High Income Fund    Secretary
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Secretary
                                                                Colonial Municipal Income Trust           Secretary
                                                                AlphaTrade Inc.                           Asst. Clerk
                                                                Liberty Funds Distributor, Inc.           Asst. Clerk
                                                                Liberty Funds Group LLC                   Snr. V.P., Asst. Sec.,
                                                                                                              Senior Counsel
                                                                Liberty Variable Investment Trust         Secretary
                                                                Liberty All-Star Equity Fund              Secretary
                                                                Liberty All-Star Growth Fund, Inc.        Secretary
                                                                Colonial Insured Municipal Fund           Secretary
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Secretary
                                                                Colonial New York Insured Municipal Fund  Secretary
                                                                Liberty Floating Rate Advantage Fund      Secretary
                                                                Liberty-Stein Roe Funds Investment Trust  Secretary
                                                                Liberty-Stein Roe Funds Income Trust      Secretary
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Secretary
                                                                Liberty-Stein Roe Funds Trust             Secretary
                                                                Liberty-Stein Roe Funds Municipal Trust   Secretary
                                                                Liberty-Stein Roe Advisor Trust           Secretary
                                                                SR&F Base Trust                           Secretary
                                                                SteinRoe Variable Investment Trust        Secretary
                                                                Liberty Floating Rate Fund                Secretary
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Secretary
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Secretary
                                                                Stein Roe & Farnham Incorporated          Asst. Secretary
                                                                Colonial Advisory Services, Inc.          Asst. Clerk
                                                                Liberty Funds Services, Inc.              Asst. Clerk

Bissonnette, Michael               Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.
                                                                Colonial Advisory Services, Inc.          Senior V.P.
                                                                SteinRoe Futures, Inc.                    Vice President

Boatman, Bonny E.                  Senior V.P., IPC Mbr.        Colonial Advisory Services, Inc.          Executive V.P.
                                                                Stein Roe & Farnham Incorporated          Executive V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.

Buonopane, Kimberly M.             V.P.                         Liberty Funds Group LLC                   V.P.

Campbell, Kimberly                 V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Cantor, Daniel K.                  Senior V.P.                  Stein Roe & Farnham Incorporated          Senior V.P.

Carome, Kevin M.                   Director                     Liberty Funds Distributor, Inc.           Asst. Clerk
                                                                Stein Roe & Farnham Incorporated          Asst. Sec., Exec. V.P.
                                                                Liberty-Stein Roe Funds Investment Trust  Exec. V.P.
                                                                Liberty-Stein Roe Funds Income Trust      Exec. V.P.
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Exec. V.P.
                                                                Liberty-Stein Roe Funds Trust             Exec. V.P.
                                                                Liberty-Stein Roe Funds Municipal Trust   Exec. V.P.
                                                                Liberty-Stein Roe Advisor Trust           Exec. V.P.
                                                                SR&F Base Trust                           Exec. V.P.
                                                                SteinRoe Variable Investment Trust        Exec. V.P.
                                                                Liberty Floating Rate Fund                Exec. V.P.
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Exec. V.P.
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Exec. V.P.
                                                                Liberty Funds Trust I through VII         Exec. V.P.
                                                                Colonial High Income Municipal Trust      Exec. V.P.
                                                                Colonial InterMarket Income Trust I       Exec. V.P.
                                                                Colonial Intermediate High Income Fund    Exec. V.P.
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Exec. V.P.
                                                                Colonial Municipal Income Trust           Exec. V.P.
                                                                Liberty Variable Investment Trust         Exec. V.P.
                                                                Liberty All-Star Equity Fund              Exec. V.P.
                                                                Liberty All-Star Growth Fund, Inc.        Exec. V.P.
                                                                Colonial Insured Municipal Fund           Exec. V.P.
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Exec. V.P.
                                                                Colonial New York Insured Municipal Fund  Exec. V.P.
                                                                Liberty Floating Rate Advantage Fund      Exec. V.P.
                                                                Financial Centre Insurance Agency, Inc.   Clerk, Dir.
                                                                Colonial Advisory Services, Inc.          Director
                                                                Liberty Funds Services, Inc.              Director

Condon, Brian                      V.P.                         Liberty Funds Group LLC                   V.P.

Cronk, Kevin                       V.P.                         Liberty Funds Group LLC                   V.P.

Daniszewski, Joseph J.             V.P.                         Liberty Funds Group LLC                   V.P.

Dearborn, James                    V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

DerSarkisian, Peter                V.P.                         Liberty Funds Group LLC                   V.P.

DiSilva-Begley, Linda              Senior V.P., IPC Mbr.        Colonial Advisory Services, Inc.          Compliance Officer
                                                                Liberty Funds Group LLC                   Senior V.P.
                                                                Stein Roe & Farnham Incorporated          Chief Compliance Officer

Ellis, Michael                     Senior V.P.                  Newport Pacific Management, Inc.          Senior V.P.
                                                                Newport Fund Management, Inc.             Senior V.P.

Ericson, Carl C.                   Senior V.P., IPC Mbr.        Colonial Advisory Services, Inc.          President, CEO and CIO
                                                                Liberty Funds Group LLC                   Senior V.P.
                                                                Liberty Financial Asset Management, Ltd.  Director

Finnemore, Leslie W.               Senior V.P.                  Colonial Advisory Services, Inc.          Senior V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.
                                                                SteinRoe Futures, Inc.                    Vice President

Franklin, Fred J.                  Senior V.P.                  AlphaTrade Inc.                           President
                                                                Liberty Funds Group LLC                   Senior V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Garrison, William M.               V.P.                         Stein Roe & Farnham Incorporated          Senior V.P.
                                                                Liberty Funds Group LLC                   V.P.

Gibson, Stephen E.                 Dir., Pres., CEO, Chairman   Liberty Funds Group LLC                   Dir., Pres., CEO, Exec.
                                   of the Board                                                           Cmte. Mbr., Chairman
                                                                Liberty Funds Distributor, Inc.           Director, Chairman
                                                                Colonial Advisory Services, Inc.          Director, Chairman
                                                                Liberty Funds Services, Inc.              Director, Chairman
                                                                AlphaTrade Inc.                           Director
                                                                Liberty Funds Trust I through VII         President
                                                                Colonial High Income Municipal Trust      President
                                                                Colonial InterMarket Income Trust I       President
                                                                Colonial Intermediate High Income Fund    President
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                President
                                                                Colonial Municipal Income Trust           President
                                                                Stein Roe & Farnham Incorporated          Pres., Dir.
                                                                Liberty Variable Investment Trust         President
                                                                Colonial Insured Municipal Fund           President
                                                                Colonial California Insured Municipal
                                                                     Fund                                 President
                                                                Colonial New York Insured Municipal Fund  President
                                                                Liberty Floating Rate Advantage Fund      President
                                                                Liberty-Stein Roe Funds Investment Trust  President
                                                                Liberty-Stein Roe Funds Income Trust      President
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                President
                                                                Liberty-Stein Roe Funds Trust             President
                                                                Liberty-Stein Roe Funds Municipal Trust   President
                                                                Liberty-Stein Roe Advisor Trust           President
                                                                SR&F Base Trust                           President
                                                                SteinRoe Variable Investment Trust        President
                                                                Liberty Floating Rate Fund                President
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     President
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    President
                                                                Financial Centre Insurance Agency, Inc.   Director

Gustafson, Erik P.                 Senior, V.P.                 Stein Roe & Farnham Incorporated          Senior V.P.

Hansen, Loren A.                   Senior V.P., IPC Mbr.        Stein Roe & Farnham Incorporated          Executive V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.

Harasimowicz, Stephen J.           V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Colonial Advisory Services, Inc.          V.P.

Harrington, Ellen                  V.P., Asst. Secretary        Liberty Funds Group LLC                   V.P., Asst. Secretary
                                                                Liberty-Stein Roe Funds Investment Trust  Asst. Secretary
                                                                Liberty-Stein Roe Funds Income Trust      Asst. Secretary
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Asst. Secretary
                                                                Liberty-Stein Roe Funds Trust             Asst. Secretary
                                                                Liberty-Stein Roe Funds Municipal Trust   Asst. Secretary
                                                                Liberty-Stein Roe Advisor Trust           Asst. Secretary
                                                                SR&F Base Trust                           Asst. Secretary
                                                                SteinRoe Variable Investment Trust        Asst. Secretary
                                                                Liberty Floating Rate Fund                Asst. Secretary
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Asst. Secretary
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Asst. Secretary
                                                                Liberty Funds Trust I through VII         Asst. Secretary
                                                                Colonial High Income Municipal Trust      Asst. Secretary
                                                                Colonial InterMarket Income Trust I       Asst. Secretary
                                                                Colonial Intermediate High Income Fund    Asst. Secretary
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Asst. Secretary
                                                                Colonial Municipal Income Trust           Asst. Secretary
                                                                Liberty Variable Investment Trust         Asst. Secretary
                                                                Liberty All-Star Equity Fund              Asst. Secretary
                                                                Liberty All-Star Growth Fund, Inc.        Asst. Secretary
                                                                Colonial Insured Municipal Fund           Asst. Secretary
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Asst. Secretary
                                                                Colonial New York Insured Municipal Fund  Asst. Secretary
                                                                Liberty Floating Rate Advantage Fund      Asst. Secretary

Hartford, Brian                    Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.
                                                                Stein Roe & Farnham Incorporated          Senior V.P.

Hayssen, Henry                     V.P.                         Liberty Funds Group LLC                   V.P.

Held, Dorothy                      V.P.                         Liberty Funds Group LLC                   V.P.

Hernon, Mary E.                    V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Colonial Advisory Services, Inc.          V.P.

Hirschhorn, Harvey B.              Senior V.P.                  Stein Roe & Farnham Incorporated          Executive V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.

Hounsell, Clare F.                 V.P.                         Stein Roe & Farnham Incorporated          V.P.
                                                                Liberty Funds Group LLC                   V.P.

Iudice, Philip J., Jr.             V.P., Controller, Asst.      Liberty Funds Group LLC                   Controller, CAO, Asst.
                                   Treasurer                                                              Treasurer, V.P.
                                                                Liberty Funds Distributor, Inc.           CFO, Treasurer
                                                                Colonial Advisory Services, Inc.          Controller, Asst. Treas.
                                                                AlphaTrade Inc.                           CFO, Treasurer
                                                                Liberty Funds Services, Inc.              Asst. Treasurer
                                                                Stein Roe & Farnham Incorporated          Asst. Treasurer

Jensen, Rodney                     V.P.                         Liberty Funds Group LLC                   V.P.

Kane, Russell                      V.P., Asst. Sec., Counsel    Liberty Funds Trust I through VII         Asst. Secretary
                                                                Colonial High Income Municipal Trust      Asst. Secretary
                                                                Colonial InterMarket Income Trust I       Asst. Secretary
                                                                Colonial Intermediate High Income Fund    Asst. Secretary
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Asst. Secretary
                                                                Colonial Municipal Income Trust           Asst. Secretary
                                                                AlphaTrade Inc.                           Asst. Clerk
                                                                Liberty Funds Distributor, Inc.           Asst. Clerk
                                                                Liberty Funds Group LLC                   V.P., Asst. Sec., Counsel
                                                                Liberty Variable Investment Trust         Asst. Secretary
                                                                Liberty All-Star Equity Fund              Asst. Secretary
                                                                Liberty All-Star Growth Fund, Inc.        Asst. Secretary
                                                                Colonial Insured Municipal Fund           Asst. Secretary
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Asst. Secretary
                                                                Colonial New York Insured Municipal Fund  Asst. Secretary
                                                                Liberty Floating Rate Advantage Fund      Asst. Secretary
                                                                Liberty-Stein Roe Funds Investment Trust  Asst. Secretary
                                                                Liberty-Stein Roe Funds Income Trust      Asst. Secretary
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Asst. Secretary
                                                                Liberty-Stein Roe Funds Trust             Asst. Secretary
                                                                Liberty-Stein Roe Funds Municipal Trust   Asst. Secretary
                                                                Liberty-Stein Roe Advisor Trust           Asst. Secretary
                                                                SR&F Base Trust                           Asst. Secretary
                                                                SteinRoe Variable Investment Trust        Asst. Secretary
                                                                Liberty Floating Rate Fund                Asst. Secretary
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Asst. Secretary
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Asst. Secretary

Kennedy, Michael T.                Senior V.P.                  Stein Roe & Farnham Incorporated          Senior V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.

Kinzel, Jeffrey                    Senior V.P.                  Stein Roe & Farnham Incorporated          Senior V.P.

Lal, Ishwar                        V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Liberty Funds Distributor, Inc.           V.P.
                                                                Liberty Funds Services, Inc.              V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Lapointe, Thomas                   V.P.                         Liberty Funds Group LLC                   V.P.

Lasman, Gary                       V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Lenzi, Sharon                      Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.
                                                                Stein Roe & Farnham Incorporated          Senior V.P.

Lessard, Kristen                   V.P.                         Liberty Funds Group LLC                   V.P.

Loring, William C., Jr.            Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.
                                                                Stein Roe & Farnham Incorporated          Senior V.P.

Marcus, Harold                     V.P.                         Liberty Funds Group LLC                   V.P.

Murray, Thomas                     V.P.                         Liberty Funds Group LLC                   V.P.

Newman, Maureen                    Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.
                                                                Stein Roe & Farnham Incorporated          Senior V.P.

O'Brien, David P.                  Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.
                                                                Colonial Advisory Services, Inc.          Senior V.P.

Ostrander, Laura                   Senior V.P.                  Colonial Advisory Services, Inc.          V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.

Palombo, Joseph R.                 Dir., Exec. V.P.             Colonial Advisory Services, Inc.          Director
                                                                Colonial High Income Municipal Trust      Trustee,
                                                                Colonial InterMarket Income Trust I       Trustee,
                                                                Colonial Intermediate High Income Fund    Trustee,
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Trustee,
                                                                Colonial Municipal Income Trust           Trustee,
                                                                Liberty Funds Trust I through VII         Trustee,
                                                                Liberty Funds Services, Inc.              Director
                                                                Liberty Funds Group LLC                   CAO, Executive V.P.
                                                                Liberty Funds Distributor, Inc.           Director
                                                                AlphaTrade Inc.                           Director
                                                                Stein Roe & Farnham Incorporated          Executive V.P., Director
                                                                Liberty Variable Investment Trust         Trustee,
                                                                Liberty All-Star Equity Fund              Trustee,
                                                                Liberty All-Star Growth Fund, Inc.        Trustee,
                                                                Colonial Insured Municipal Fund           Trustee,
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Trustee,
                                                                Colonial New York Insured Municipal Fund  Trustee,
                                                                Liberty Floating Rate Advantage Fund      Trustee,
                                                                Liberty-Stein Roe Funds Investment Trust  Trustee,
                                                                Liberty-Stein Roe Funds Income Trust      Trustee,
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Trustee,
                                                                Liberty-Stein Roe Funds Trust             Trustee,
                                                                Liberty-Stein Roe Funds Municipal Trust   Trustee,
                                                                Liberty-Stein Roe Advisor Trust           Trustee,
                                                                SR&F Base Trust                           Trustee,
                                                                SteinRoe Variable Investment Trust        Trustee,
                                                                Liberty Floating Rate Fund                Trustee,
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Trustee,
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Trustee,
                                                                Financial Centre Insurance Agency, Inc.   Director

Peishoff, William                  V.P.                         Liberty Funds Group LLC                   V.P.

Peterson, Ann T.                   V.P.                         Colonial Advisory Services, Inc.          V.P.
                                                                Liberty Funds Group LLC                   V.P.

Petrino, Richard                   V.P.                         Liberty Funds Group LLC                   V.P.

Pietropaolo, Vincent P.            V.P., Asst. Sec., Counsel    Liberty Funds Trust I through VII         Asst. Secretary
                                                                Colonial High Income Municipal Trust      Asst. Secretary
                                                                Colonial InterMarket Income Trust I       Asst. Secretary
                                                                Colonial Intermediate High Income Fund    Asst. Secretary
                                                                Colonial Investment Grade Municipal
                                                                     Trust                                Asst. Secretary
                                                                Colonial Municipal Income Trust           Asst. Secretary
                                                                AlphaTrade Inc.                           Asst. Clerk
                                                                Liberty Funds Distributor, Inc.           Asst. Clerk
                                                                Liberty Funds Group LLC                   V.P., Asst. Sec., Counsel
                                                                Liberty Variable Investment Trust         Asst. Secretary
                                                                Liberty All-Star Equity Fund              Asst. Secretary
                                                                Liberty All-Star Growth Fund, Inc.        Asst. Secretary
                                                                Colonial Insured Municipal Fund           Asst. Secretary
                                                                Colonial California Insured Municipal
                                                                     Fund                                 Asst. Secretary
                                                                Colonial New York Insured Municipal Fund  Asst. Secretary
                                                                Liberty Floating Rate Advantage Fund      Asst. Secretary
                                                                Liberty-Stein Roe Funds Investment Trust  Asst. Secretary
                                                                Liberty-Stein Roe Funds Income Trust      Asst. Secretary
                                                                Liberty-Stein Roe Funds Institutional
                                                                     Trust                                Asst. Secretary
                                                                Liberty-Stein Roe Funds Trust             Asst. Secretary
                                                                Liberty-Stein Roe Funds Municipal Trust   Asst. Secretary
                                                                Liberty-Stein Roe Advisor Trust           Asst. Secretary
                                                                SR&F Base Trust                           Asst. Secretary
                                                                SteinRoe Variable Investment Trust        Asst. Secretary
                                                                Liberty Floating Rate Fund                Asst. Secretary
                                                                Liberty-Stein Roe Institutional Floating
                                                                     Rate Income Fund                     Asst. Secretary
                                                                Stein Roe Floating Rate Limited
                                                                     Liability Company                    Asst. Secretary
                                                                Liberty Acorn Trust                       Asst. Secretary
                                                                Wagner Advisors Trust                     Asst. Secretary

Pitten, Leonard                    V.P.                         Liberty Funds Group LLC                   V.P.

Reddin, Lee                        V.P.                         Liberty Funds Group LLC                   V.P.

Richards, Scott B.                 Senior V.P.                  Colonial Advisory Services, Inc.          Senior V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.

Roberts, Charles                   Senior V.P.                  Newport Pacific Management, Inc.          Managing Dir.
                                                                Newport Fund Management, Inc.             Managing Dir.

Roye, Michael                      V.P.                         Liberty Funds Group LLC                   V.P.

Rzepczynski, June                  V.P.                         Liberty Funds Group LLC                   V.P.

Salerno, Joseph                    V.P.                         Liberty Funds Group LLC                   V.P.

Schermerhorn, Scott                Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.
                                                                Stein Roe & Farnham Incorporated          Senior V.P.

Smalley, Gregg                     V.P.                         Liberty Funds Group LLC                   V.P.

Smith, Craig                       V.P.                         Liberty Funds Group LLC                   V.P.

Snee, Deborah F.                   V.P.                         Newport Pacific Management, Inc.          V.P.
                                                                Newport Fund Management, Inc.             V.P.

Spanos, Gregory J.                 Senior V.P.                  Colonial Advisory Services, Inc.          Executive V.P.
                                                                Liberty Funds Group LLC                   Senior V.P.
                                                                SteinRoe Futures, Inc.                    Vice President

Stevens, Richard                   V.P.                         Colonial Advisory Services, Inc.          V.P.
                                                                Liberty Funds Group LLC                   V.P.

Swayze, Gary                       Senior V.P.                  Liberty Funds Group LLC                   Senior V.P.

Thomas, Ronald                     V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

Turcotte, Frederick J.             V.P.                         Liberty Funds Services, Inc.              V.P.
                                                                Liberty Funds Distributor, Inc.           V.P.
                                                                Colonial Advisory Services, Inc.          V.P.
                                                                AlphaTrade Inc.                           V.P.
                                                                Liberty Funds Group LLC                   V.P.
                                                                Liberty Financial Services, Inc.          V.P., Clerk
                                                                Liberty Financial Companies, Inc.         V.P., Managing Dir
                                                                                                          of Taxation
                                                                Newport Pacific Management, Inc.          Asst. Sec., V.P.
                                                                Newport Fund Management, Inc.             Asst. Sec., V.P.
                                                                Newport Private Equity Asia, Inc.         Asst. Sec., V.P.
                                                                Independent Holdings, Inc.                V.P., Clerk
                                                                IFS Agencies, Inc.                        V.P.
                                                                IFMG of Oklahoma, Inc.                    V.P.
                                                                IFS Agencies of Alabama, Inc.             V.P.
                                                                IFS Agencies of New Mexico, Inc.          V.P.
                                                                IFS Insurance Agencies of Ohio, Inc.      V.P.
                                                                IFS Insurance Agencies of Texas, Inc.     V.P.
                                                                Liberty Securities Corporation            V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.
                                                                Stein Roe Futures, Inc.                   V.P.
                                                                Progress Investment Management Company    V.P., Secretary
                                                                Crabbe Huson Group, Inc.                  V.P., Clerk
                                                                LSC Insurance Agency of Arizona, Inc.     V.P.
                                                                LSC Insurance Agency                      V.P.
                                                                Coply Venture Capital, Inc.               Clerk
                                                                Financial Centre Insurance Agency, Inc.   V.P.
                                                                Independent Financial Marketing
                                                                       Group, Inc.                        V.P.

Ware, Elizabeth M.                 V.P.                         Liberty Funds Group LLC                   V.P.
                                                                Stein Roe & Farnham Incorporated          V.P.

White, John                        V.P.                         Liberty Funds Group LLC                   V.P.

Whitehead, Jeffrey J.              Chief Financial Officer      Liberty Funds Group LLC                   CFO, Treasurer
                                   and Treasurer                Colonial Advisory Services, Inc.          CFO, Treausrer
                                                                Keyport Benefit Life Insurance Company    V.P., Treasurer
                                                                Financial Centre Insurance Agency, Inc.   CFO, Treasurer
                                                                Stein Roe & Farnham Incorporated          CFO, Treasurer,
                                                                                                          Senior V.P.


------------------------------------------------
*The Principal address of all of the officers and directors of the investment advisor is One Financial Center, Boston, MA 02111.



Item 27.          Principal Underwriter

(a) Liberty Funds Distributor, Inc. (LFDI), a subsidiary of Colonial Management Associates, Inc., is the Registrant's principal underwriter. LFDI acts in such capacity for each series of Liberty Funds Trust I, Liberty Funds Trust II, Liberty Funds Trust III, Liberty Funds Trust IV, Liberty Funds Trust V, Liberty Funds Trust VI, Liberty Funds Trust VII, Liberty Variable Investment Trust, SteinRoe Variable Investment Trust, Liberty-Stein Roe Advisor Trust, Liberty-Stein Roe Funds Income Trust, Liberty-Stein Roe Funds Municipal Trust, Liberty-Stein Roe Funds Investment Trust, Liberty Floating Rate Fund, Liberty-Stein Roe Institutional Floating Rate Income Fund, Liberty Variable Investment Trust, Liberty-Stein Roe Funds Trust, Liberty Floating Rate Advantage Fund, Wanger Advisors Trust and Liberty Acorn Trust.

(b)   The  table  below  lists  each   director  or  officer  of  the  principal
      underwriter named in the answer to Item 20.

(1)                 (2)                   (3)

                    Position and Offices  Positions and
Name and Principal  with Principal        Offices with
Business Address*   Underwriter           Registrant
------------------  -------------------   --------------

Abusheery, Greg        V.P.                  None

Aldi, Andrew           V.P.                  None

Anderson, Judith       V.P.                  None

Anguilla, Carol        Clerk                 None

Antone, Louis E.       V.P.                  None

Ash, James             V.P.                  None

Babbitt, Debra         Sr. V.P. and          None
                       Comp. Officer

Bartlett, John         Managing Director     None

Bertrand, Thomas       V.P.                  None

Blakeslee, James       Sr. V.P.              None

Blumenfeld, Alexander  V.P.                  None

Bozek, James           Sr. V.P.              None

Brown, Beth            Sr. V.P.              None

Bruneau, Brian         Sr. V.P.              None

Burtman, Stacy         Sr. V.P.              None

Campbell, Patrick      V.P.                  None

Carinio, Angela        V.P.                  None

Carroll, Sean          V.P.                  None

Chrzanowski, Daniel    V.P.                  None

Clapp, Elizabeth A.    Managing Director     None

Claiborne, Doug        V.P.                  None

Climer, Quentin        V.P.                  None

Conley, Brook          V.P.                  None

Cook, Edward           V.P.                  None

Costello, Matthew      V.P.                  None

Couto, Scott           V.P.                  None

Cox, Michael           V.P.                  None

Davey, Cynthia         Sr. V.P.              None

Denny, Jeffrey         V.P.                  None

Desilets, Marian       V.P.                  Asst. Sec

Devaney, James         Sr. V.P.              None

DiMaio, Stephen        V.P.                  None

Donohue, Jordan        V.P.                  None

Downey, Christopher    V.P.                  None

Dupree, Robert         V.P.                  None

Ellis, Thomas          V.P.                  None

Emerson, Kim P.        Sr. V.P.              None

Erickson, Cynthia G.   Sr. V.P.              None

Evans, C. Frazier      Managing Director     None

Evitts, Stephen        V.P.                  None

Feldman, David         Managing Director     None

Feloney, Joseph        Sr. V.P.              None

Ferullo, Jeanne        V.P.                  None

Fifield, Robert        V.P.                  None

Fisher, James          V.P.                  None

Ford, David            V.P.                  None

Fragasso, Philip       Managing Director     None

Gentile, Russell       V.P.                  None

Gerokoulis,            Sr. V.P.              None
 Stephen A.

Gibson, Stephen E.     Director; Chairman    President
                        of the Board

Goldberg, Matthew      Sr. V.P.              None

Grace, Anthony         V.P.                  None

Gubala, Jeffrey        V.P.                  None

Guenard, Brian         V.P.                  None

Harrell, John          V.P.                  None

Harrington, Tom        Sr. V.P.              None

Hartnett, Kelly        V.P.                  None

Helwig, Kevin          V.P.                  None

Hodgkins, Joseph       Sr. V.P.              None

Huennekens, James      V.P.                  None

Hussey, Robert         Managing Director     None

Iudice, Jr., Philip    Treasurer and CFO     None

Ives, Curt             V.P.                  None

Jackson, Lyman         V.P.                  None

Jarstfer, Marlys       V.P.                  None

Johnston, Kenneth      V.P.                  None

Jones, Cynthia         V.P.                  None

Kelley, Terry M.       V.P.                  None

Kelson, David W.       Sr. V.P.              None

Kelson, Jr., David     V.P.                  None

Lal, Ishwar            V.P.                  None

Lewis, Blair           V.P.                  None

Lynch, Andrew          Managing Director     None

Lynn, Jerry            V.P.                  None

Marcelonis, Sheila     V.P.                  None

Marsh, Curtis          Sr. V.P.              None

Martin, Peter          Sr. V.P.              None

McCombs, Gregory       Sr. V.P.              None

McGlinn, Stephen       V.P.                  None

McKenzie, Mary         V.P.                  None

Menchin, Catherine     Sr. V.P.              None

Miller, Anthony        V.P.                  None

Moberly, Ann R.        Sr. V.P.              None

Morse, Jonathan        V.P.                  None

Nickodemus, Paul       V.P.                  None

O'Donnell, John        V.P.                  None

O'Shea, Kevin          Managing Director     None

Palombo, Joseph R.     Director              Trustee and
                                               Chairman of the Board

Perullo, Deborah       V.P.                  None

Piken, Keith           Sr. V.P.              None

Place, Jeffrey         Managing Director     None

Raftery-Arpino, Linda  Sr. V.P.              None

Ratto, Gregory         V.P.                  None

Reed, Christopher B.   Sr. V.P.              None

Riegel, Joyce          V.P.                  None

Ross, Gary             Sr. V.P.              None

Santosuosso, Louise    Sr. V.P.              None

Schomburg, James       V.P.                  None

Schug, Derek           V.P.                  None

Schulman, David        Sr. V.P.              None

Scully-Power, Adam     V.P.                  None

Sellers, Gregory       V.P.                  None

Shea, Terence          V.P.                  None

Sideropoulos, Lou      Sr. V.P.              None

Sinatra, Peter         V.P.                  None

Sippel, Dick           Managing Director     None

Smith, Darren          V.P.                  None

Snyder, Kimberly       V.P.                  None

Soester, Trisha        V.P.                  None

Sprieck, Susan         V.P.                  None

Studer, Eric           V.P.                  None

Sullivan, Paul         V.P.                  None

Sweeney, Maureen       V.P.                  None

Tambone, James         CEO; Co-President     None

Tasiopoulos, Lou       Co-President          None

Torrisi, Susan         V.P.                  None

Tressler, Ronald       V.P.                  None

Tufts, Peter           V.P.                  None

Turcotte, Frederick J. V.P.                  None

Vail, Norman           V.P.                  None

VanEtten, Keith H.     Sr. V.P.              None

Wagner, Rebecca        V.P.                  None

Warfield, James        V.P.                  None

Wess, Valerie          Sr. V.P.              None

White, John            V.P.                  None

Widder, Mary-Lee       V.P.                  None

Yates, Susan           V.P.                  None

Young, Deborah         Sr. V.P.              None

--------------------------
* The address for each individual is One Financial Center, Boston, MA 02111.


Item 28.          Location of Accounts and Records

                  Person maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder include Registrant's Secretary; Registrant's investment adviser and/or administrator, Colonial Management Associates, Inc.; Registrant's principal underwriter, Liberty Funds Distributor, Inc.; Registrant's transfer and dividend disbursing agent, Liberty Funds Services, Inc.; and the Registrant's custodian, State Street Bank and Trust Company. The address for each person except the Registrant's custodian is One Financial Center, Boston, MA 02111. The address for State Street Bank and Trust Company is 225 Franklin Street, Boston, MA 02110.

Item 29.          Management Services

                  See Item 5, Part A and Item 16, Part B.

Item 30.          Undertakings

                  Not Applicable

                                  ************

                                     NOTICE



      A copy of the Agreement and Declaration of Trust, as amended, of Liberty Funds Trust VI (the "Trust") is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that the instrument has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of the instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES



      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Liberty Funds Trust VI, certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) and has duly caused this Post-Effective Amendment No. 24 to its Registration Statement under the Securities Act of 1933 and Amendment No. 26 to its Registration Statement under the Investment Company Act of 1940, to be signed in this City of Boston and The Commonwealth of Massachusetts on this 24th day of October, 2001.

                                                   LIBERTY FUNDS TRUST VI



                                                   By:  /s/ STEPHEN E. GIBSON
                                                        ---------------------
                                                        Stephen E. Gibson
                                                        President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in their capacities and on the date indicated.




SIGNATURES                    TITLE                          DATE
----------                    -----                          ----




/s/ STEPHEN E. GIBSON         President                      October 24, 2001
---------------------
    Stephen E. Gibson



/s/ J. KEVIN CONNAUGHTON      Treasurer (Principal           October 24, 2001
------------------------
    J. Kevin Connaughton      Financial Officer)



/S/ VICKI L. BENJAMIN         Chief Accounting Officer       October 24, 2001
---------------------
    Vicki L. Benjamin         (Principal Accounting Officer)

DOUGLAS A. HACKER*                              Trustee
------------------
Douglas A. Hacker


JANET LANGFORD KELLY*                           Trustee
---------------------
Janet Langford Kelly


RICHARD W. LOWRY*                               Trustee
----------------
Richard W. Lowry

SALVATORE MACERA                                Trustee
-----------------
Salvatore Macera

WILLIAM E. MAYER*                               Trustee   */s/ WILLIAM J. BALLOU
----------------                                          ----------------------
William E. Mayer                                               William J. Ballou
                                                               Attorney-in-fact
                                                               For each Trustee
DR. CHARLES R. NELSON*                                         October 24, 2001
----------------------
Dr. Charles R. Nelson

                                                Trustee
JOHN J. NEUHAUSER*
-----------------
John J. Neuhauser


JOSEPH R. PALOMBO*                              Trustee
-----------------
Joseph R. Palombo


THOMAS E. STITZEL*                              Trustee
-----------------
Thomas E. Stitzel

THOMAS C. THEOBALD*                             Trustee
-------------------
Thomas C. Theobald


ANNE-LEE VERVILLE*                              Trustee
-----------------
Anne-Lee Verville

                                  EXHIBIT INDEX



EXHIBIT



(d)(5)         Amendment No. 2 to Management Agreement(LSCVF)

(j)            Consent of Independent Accounts